  As filed with the Securities and Exchange Commission on April 12, 2002.
                                                      Registration No. 333-70252

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             --------------------

                       POST-EFFECTIVE AMENDMENT NO. 1 ON

                     FORM S-3 REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933
                             --------------------


            AIG SUNAMERICA LIFE ASSURANCE COMPANY (doing business as ANCHOR NATIONAL LIFE INSURANCE COMPANY) ("Anchor National")

           (Exact name of registrant as specified in its charter)

California                            6311                      86-0198983
(State or other                 (Primary Standard            (I.R.S. Employer
jurisdiction of              Industrial Classification      Identification No.)
incorporation or Number)           organization)

                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
                                 (310) 772-6000
               (Address, including zip code, and telephone number,
                      including area code, or registrant's
                          principal executive offices)


                          Christine A. Nixon, Esquire

                                Anchor National

                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
                                 (310) 772-6000
           (Name, address, including zip code, and telephone number,
                   including area code of agent for service)

                             ----------------------



     Approximate date of commencement of proposed sale to the public: As soon after the effective date of this Registration Statement as is practicable.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _______________

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _______________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), shall determine.




================================================================================

                               [POLARIS II LOGO]

                                   PROSPECTUS

                                  MAY 1, 2002



Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 ANCHOR NATIONAL LIFE INSURANCE COMPANY
important information about the                   in connection with
Polaris(II) Variable Annuity.                 VARIABLE SEPARATE ACCOUNT
                                              The annuity has 44 investment choices -7 fixed account
To learn more about the annuity               options and 37 Variable Portfolios listed below. The 7 fixed
offered by this prospectus, you can           account options include specified periods of 1, 3, 5, 7 and
obtain a copy of the Statement of             10 years and DCA accounts for 6-month and 1-year periods.
Additional Information ("SAI") dated          The 37 Variable Portfolios are part of the Anchor Series
May 1, 2002. The SAI has been filed           Trust ("AST"), the Lord Abbett Series Fund, Inc. ("LAT"),
with the Securities and Exchange              the SunAmerica Series Trust ("SST") or the Van Kampen Life
Commission ("SEC") and is                     Investment Trust ("VKT").
incorporated by reference into this
prospectus. The Table of Contents of          STOCKS:
the SAI appears on page 33 of this                MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
prospectus. For a free copy of the                  - Alliance Growth Portfolio                        SST
SAI, call us at (800) 445-SUN2 or                   - Global Equities Portfolio                        SST
write to us at our Annuity Service                  - Growth-Income Portfolio                          SST
Center, P.O. Box 54299, Los Angeles,              MANAGED BY DAVIS ADVISERS
California 90054-0299.                              - Davis Venture Value Portfolio                    SST
                                                    - Real Estate Portfolio                            SST
In addition, the SEC maintains a                  MANAGED BY FEDERATED INVESTORS L.P.
website (http://www.sec.gov) that                   - Federated Value Portfolio                        SST
contains the SAI, materials                         - Telecom Utility Portfolio                        SST
incorporated by reference and other               MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
information filed electronically with               - Goldman Sachs Research Portfolio                 SST
the SEC by Anchor National.                       MANAGED BY LORD ABBETT & CO.
                                                    - Lord Abbett Series Fund, Inc. -- Growth and Income
ANNUITIES INVOLVE RISKS, INCLUDING                    Portfolio                                        LAT
POSSIBLE LOSS OF PRINCIPAL, AND ARE                 - Lord Abbett Series Fund, Inc. -- Mid-Cap Value
NOT A DEPOSIT OR OBLIGATION OF, OR                    Portfolio                                        LAT
GUARANTEED OR ENDORSED BY, ANY BANK.              MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
THEY ARE NOT FEDERALLY INSURED BY THE               - Marsico Growth Portfolio                         SST
FEDERAL DEPOSIT INSURANCE                         MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
CORPORATION, THE FEDERAL RESERVE                    - MFS Growth & Income Portfolio                    SST
BOARD OR ANY OTHER AGENCY.                          - MFS Mid-Cap Growth Portfolio                     SST
                                                  MANAGED BY PUTNAM INVESTMENT MANAGEMENT INC.
This variable annuity provides an                   - Emerging Markets Portfolio                       SST
optional bonus feature called                       - International Growth & Income Portfolio          SST
"Principal Rewards". If you elect                   - Putnam Growth Portfolio                          SST
this feature, in exchange for bonuses             MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
credited to your contract, your                     - Aggressive Growth Portfolio                      SST
surrender charge schedule will be                   - Blue Chip Growth Portfolio                       SST
longer and greater than if you chose                - "Dogs" of Wall Street Portfolio                  SST
not to elect this feature. These                    - Growth Opportunities Portfolio                   SST
withdrawal charges may offset the                 MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT INC.
value of any bonus, if you make an                  - International Diversified Equities Portfolio     SST
early withdrawal.                                   - Technology Portfolio                             SST
                                                    - Van Kampen LIT Comstock Portfolio, Class II
                                                      Shares                                           VKT
                                                    - Van Kampen LIT Emerging Growth Portfolio, Class II
                                                      Shares                                           VKT
                                                    - Van Kampen LIT Growth and Income Portfolio, Class II
                                                      Shares                                           VKT
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                    - Capital Appreciation Portfolio                   AST
                                                    - Growth Portfolio                                 AST
                                                    - Natural Resources Portfolio                      AST
                                              BALANCED:
                                                  MANAGED BY WM ADVISORS, INC.
                                                    - Asset Allocation Portfolio                       SST
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Total Return Portfolio                       SST
                                                  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - SunAmerica Balanced Portfolio                    SST
                                              BONDS:
                                                  MANAGED BY FEDERATED INVESTORS L.P.
                                                    - Corporate Bond Portfolio                         SST
                                                  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                                                    - Global Bond Portfolio                            SST
                                                  MANAGED BY VAN KAMPEN
                                                    - Worldwide High Income Portfolio                  SST
                                                  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - High-Yield Bond Portfolio                        SST
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                    - Government & Quality Bond Portfolio              AST
                                              CASH:
                                                  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                    - Cash Management Portfolio                        SST


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
     ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

Anchor National Life Insurance Company is in the process of changing its name to AIG SunAmerica Life Assurance Company. We anticipate this process will take some time to implement in all jurisdictions where we do business. We expect the name change to be completed during 2003. To begin this process we officially changed the name in our state of domicile, Arizona. However, we continue to do business, today, under the name Anchor National and will refer to the Company by that name throughout this prospectus. You will be notified when the name is changed to AIG SunAmerica Life Assurance Company and we are no longer doing business as Anchor National. Please keep in mind, this is a name change only and will not affect the substance of your contract.


----------------------------------------------------------------
----------------------------------------------------------------
                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
----------------------------------------------------------------
----------------------------------------------------------------


Anchor National's Annual Report on Form 10-K/A for the year ended December 31, 2001 is incorporated herein by reference.


All documents or reports filed by Anchor National under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

Anchor National files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000006342.

Anchor National is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, NY 10279

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the separate account, Anchor National and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.

Anchor National will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to Anchor National's Annuity Service Center, as follows:
       Anchor National Life Insurance Company
       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       Telephone Number: (800) 445-SUN2

----------------------------------------------------------------
----------------------------------------------------------------
         SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
----------------------------------------------------------------
----------------------------------------------------------------

Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to Anchor National's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for Anchor National's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of Anchor National in connection with the securities registered under this prospectus, Anchor National will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. Anchor National will be governed by final judgment of the issue. However, if in the opinion of Anchor National's counsel, this issue has been determined by controlling precedent, Anchor National will not submit the issue to a court for determination.

 ------------------------------------------------------------------
 ------------------------------------------------------------------
                         TABLE OF CONTENTS
 ------------------------------------------------------------------
 ------------------------------------------------------------------
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.............     2
 SECURITIES AND EXCHANGE COMMISSION POSITION ON
  INDEMNIFICATION............................................     2
 GLOSSARY....................................................     3
 HIGHLIGHTS..................................................     4
 FEE TABLES..................................................     5
       Owner Transaction Expenses............................     5
       Contract Maintenance Fee..............................     5
       Annual Separate Account Expenses......................     5
       Optional EstatePlus Fee...............................     5
       Portfolio Expenses....................................     5
 EXAMPLES....................................................     7
 THE POLARIS(II) VARIABLE ANNUITY............................    13
 PURCHASING A POLARIS(II) VARIABLE ANNUITY...................    14
       Allocation of Purchase Payments.......................    14
       Principal Rewards Program.............................    14
       Accumulation Units....................................    16
       Free Look.............................................    16
 INVESTMENT OPTIONS..........................................    16
       Variable Portfolios...................................    16
           Anchor Series Trust...............................    17
           SunAmerica Series Trust...........................    17
           Van Kampen Life Investment Trust..................    17
       Fixed Account Options.................................    17
       Market Value Adjustment ("MVA").......................    18
       Transfers During the Accumulation Phase...............    18
       Dollar Cost Averaging.................................    19
       Asset Allocation Rebalancing Program..................    20
       Principal Advantage Program...........................    20
       Voting Rights.........................................    20
       Substitution..........................................    20
 ACCESS TO YOUR MONEY........................................    21
       Systematic Withdrawal Program.........................    22
       Nursing Home Waiver...................................    22
       Minimum Contract Value................................    22
 DEATH BENEFIT...............................................    22
       Option 1 - Purchase Payment Accumulation Option.......    23
       Option 2 - Maximum Anniversary Option.................    23
       EstatePlus............................................    23
       Spousal Continuation..................................    24
 EXPENSES....................................................    25
       Insurance Charges.....................................    25
       Withdrawal Charges....................................    25
       Investment Charges....................................    26
       Contract Maintenance Fee..............................    26
       Transfer Fee..........................................    26
       Optional EstatePlus Fee...............................    26
       Premium Tax...........................................    26
       Income Taxes..........................................    26
       Reduction or Elimination of Charges and Expenses,
         and Additional Amounts Credited.....................    26
 INCOME OPTIONS..............................................    26
       Annuity Date..........................................    26
       Income Options........................................    27
       Fixed or Variable Income Payments.....................    27
       Income Payments.......................................    27
       Transfers During the Income Phase.....................    28
       Deferment of Payments.................................    28
       The Income Protector Feature..........................    28
 TAXES.......................................................    29
       Annuity Contracts in General..........................    29
       Tax Treatment of Distributions - Non-Qualified
       Contracts.............................................    29
       Tax Treatment of Distributions - Qualified
       Contracts.............................................    29
       Minimum Distributions.................................    30
       Tax Treatment of Death Benefits.......................    30
       Contracts Owned by a Trust or Corporation.............    30
       Gifts, Pledges and/or Assignments of a Non-qualified
       Contract..............................................    30
       Diversification.......................................    31
 PERFORMANCE.................................................    31
 OTHER INFORMATION...........................................    31
       Anchor National.......................................    31
       The Separate Account..................................    31
       The General Account...................................    32
       Distribution of the Contract..........................    32
       Administration........................................    32
       Legal Proceedings.....................................    32
       Ownership.............................................    32
       Custodian.............................................    32
       Independent Accountants...............................    33
       Registration Statement................................    33
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....
                                                                 33
 APPENDIX A - CONDENSED FINANCIAL INFORMATION................   A-1
 APPENDIX B - PRINCIPAL REWARDS PROGRAM EXAMPLES.............   B-1
 APPENDIX C - MARKET VALUE ADJUSTMENT ("MVA")................   C-1
 APPENDIX D - DEATH BENEFITS FOLLOWING SPOUSAL
  CONTINUATION...............................................   D-1
 APPENDIX E - PREMIUM TAXES..................................   E-1
 APPENDIX F - HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE
  INCOME PROTECTOR FEATURE...................................   F-1



 ------------------------------------------------------------------
 ------------------------------------------------------------------
                              GLOSSARY
 ------------------------------------------------------------------
 ------------------------------------------------------------------
 We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.
 ACCUMULATION PHASE - The period during which you invest money in your contract.
 ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation
 Phase.
 ANNUITANT(S) - The person(s) on whose life (lives) we base income payments.
 ANNUITY DATE - The date on which income payments are to begin, as selected by you.
 ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.
 BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.
 COMPANY - Anchor National Life Insurance Company, We, Us, the
 insurer which issues this contract.
 INCOME PHASE - The period during which we make income payments to you.
 IRS - The Internal Revenue Service.
 NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account
 ("IRA").
 PAYMENT ENHANCEMENT(S) - The amount(s) allocated to your contract by us under the Principal Rewards Program. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.
 PURCHASE PAYMENTS - The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.
 QUALIFIED (CONTRACT) - A contract purchased with pretax dollars.
 These contracts are generally purchased under a pension plan, specially sponsored program or IRA.
 TRUSTS - Refers to the Anchor Series Trust, the Lord Abbett Series
 Fund, Inc., the SunAmerica Series Trust and the Van Kampen Life
 Investment Trust collectively.
 VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the
 Anchor Series Trust, the Lord Abbett Series Fund, Inc., the
 SunAmerica Series Trust or the Van Kampen Life Investment Trust.


ALL FINANCIAL REPRESENTATIVES OR AGENTS THAT SELL THE CONTRACTS OFFERED BY THIS PROSPECTUS ARE REQUIRED TO DELIVER A PROSPECTUS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Polaris(II) Variable Annuity is a contract between you and Anchor National Life Insurance Company ("Anchor National"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase payments may be invested in a variety of variable and fixed account options. You may also elect to participate in the Principal Rewards feature of the contract that can provide you with Payment Enhancements to invest in your contract. If you elect participation in this feature, your contract will be subject to a longer surrender charge schedule. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: If you cancel your contract within 10 days after receiving it (or whatever period is required in your state), we will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. If you elected to participate in Principal Rewards, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period. Please see PURCHASING A POLARIS(II) VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct insurance charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, or nine complete years if you participate in the Principal Rewards Program, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A POLARIS(II) VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial advisor or contact us at Anchor National Life Insurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number: (800) 445-SUN2.


ANCHOR NATIONAL OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY PROVIDE DIFFERENT FEATURES AND BENEFITS OFFERED AT DIFFERENT FEES, CHARGES AND EXPENSES. WE ALSO OFFER PRODUCTS THAT DO NOT OFFER THE PRINCIPAL REWARDS PROGRAM. CONTRACTS WITHOUT PRINCIPAL REWARDS PROGRAM HAVE THE SAME MORTALITY AND EXPENSE RISK CHARGES AS THE SAME CONTRACT WITH THE PROGRAM. HOWEVER, CONTRACTS WITHOUT THE PRINCIPAL REWARDS PROGRAM GENERALLY HAVE A SHORTER SURRENDER CHARGE SCHEDULE WHICH MAY HAVE LOWER PERCENTAGES IN CERTAIN YEARS. WHEN WORKING WITH YOUR FINANCIAL ADVISOR TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.



  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)

YEARS:                     1    2    3    4    5    6    7    8    9   10
Without Principal         7%   6%   5%   4%   3%   2%   1%   0%   0%   0%
  Rewards
With Principal Rewards    9%   9%   8%   7%   6%   5%   4%   3%   2%   0%

TRANSFER FEE            No charge for first 15 transfers each
                        contract year; thereafter, fee is $25
                        ($10 in Pennsylvania and Texas) per
                        transfer

  CONTRACT MAINTENANCE FEE*
        $35 ($30 in North Dakota)
    *waived if contract value is $50,000 or more

  ANNUAL SEPARATE ACCOUNT EXPENSES
  (AS A PERCENTAGE OF YOUR DAILY NET ASSET VALUE)

   Mortality and Expense Risk Charge........................  1.37%
   Distribution Expense Charge..............................  0.15%
                                                              -----
     TOTAL SEPARATE ACCOUNT EXPENSES........................  1.52%
                                                              =====

  OPTIONAL ESTATEPLUS FEE
 (ESTATEPLUS, AN ENHANCED DEATH BENEFIT FEATURE, IS OPTIONAL AND IF ELECTED, THE FEE IS AN ANNUALIZED CHARGE THAT IS DEDUCTED DAILY.)

  Fee as a percentage of your daily net asset value.........  0.25%

                               PORTFOLIO EXPENSES
                              ANCHOR SERIES TRUST

    (AS A PERCENTAGE OF AVERAGE NET ASSETS FOR THE TRUST'S FISCAL YEAR ENDED
                               DECEMBER 31, 2001)



                                                              MANAGEMENT         OTHER        TOTAL ANNUAL
                         PORTFOLIO                                FEE          EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Capital Appreciation                                             0.70%           0.05%            0.75%
-----------------------------------------------------------------------------------------------------------
Gov't & Quality Bond                                             0.58%           0.06%            0.64%
-----------------------------------------------------------------------------------------------------------
Growth                                                           0.67%           0.05%            0.72%
-----------------------------------------------------------------------------------------------------------
Natural Resources                                                0.75%           0.15%            0.90%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------


                            SUNAMERICA SERIES TRUST

(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES
              FOR THE TRUST'S FISCAL YEAR ENDED JANUARY 31, 2002)



                                                              MANAGEMENT         OTHER        TOTAL ANNUAL
                         PORTFOLIO                                FEE          EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Aggressive Growth                                                0.68%           0.07%            0.75%
-----------------------------------------------------------------------------------------------------------
Alliance Growth                                                  0.60%           0.05%            0.65%
-----------------------------------------------------------------------------------------------------------
Asset Allocation                                                 0.59%           0.07%            0.66%
-----------------------------------------------------------------------------------------------------------
Blue Chip Growth(1)                                              0.70%           0.15%            0.85%
-----------------------------------------------------------------------------------------------------------
Cash Management                                                  0.48%           0.04%            0.52%
-----------------------------------------------------------------------------------------------------------
Corporate Bond                                                   0.60%           0.07%            0.67%
-----------------------------------------------------------------------------------------------------------
Davis Venture Value                                              0.71%           0.05%            0.76%
-----------------------------------------------------------------------------------------------------------
Dogs of Wall Street                                              0.60%           0.11%            0.71%
-----------------------------------------------------------------------------------------------------------
Emerging Markets                                                 1.25%           0.28%            1.53%
-----------------------------------------------------------------------------------------------------------
Federated Value                                                  0.69%           0.07%            0.76%
-----------------------------------------------------------------------------------------------------------
Global Bond                                                      0.68%           0.13%            0.81%
-----------------------------------------------------------------------------------------------------------
Global Equities                                                  0.72%           0.15%            0.87%
-----------------------------------------------------------------------------------------------------------
Goldman Sachs Research(1)                                        1.20%           0.15%            1.35%
-----------------------------------------------------------------------------------------------------------
Growth-Income                                                    0.53%           0.05%            0.58%
-----------------------------------------------------------------------------------------------------------
Growth Opportunities(1)                                          0.75%           0.25%            1.00%
-----------------------------------------------------------------------------------------------------------
High-Yield Bond                                                  0.63%           0.08%            0.71%
-----------------------------------------------------------------------------------------------------------
International Diversified Equities                               1.00%           0.23%            1.23%
-----------------------------------------------------------------------------------------------------------
International Growth and Income                                  0.95%           0.25%            1.20%
-----------------------------------------------------------------------------------------------------------
Marsico Growth(1,2)                                              0.85%           0.16%            1.01%
-----------------------------------------------------------------------------------------------------------
MFS Growth and Income                                            0.70%           0.08%            0.78%
-----------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth                                               0.75%           0.07%            0.82%
-----------------------------------------------------------------------------------------------------------
MFS Total Return                                                 0.66%           0.07%            0.73%
-----------------------------------------------------------------------------------------------------------
Putnam Growth                                                    0.77%           0.05%            0.82%
-----------------------------------------------------------------------------------------------------------
Real Estate                                                      0.80%           0.12%            0.92%
-----------------------------------------------------------------------------------------------------------
SunAmerica Balanced                                              0.60%           0.06%            0.66%
-----------------------------------------------------------------------------------------------------------
Technology                                                       1.20%           0.25%            1.45%
-----------------------------------------------------------------------------------------------------------
Telecom Utility(3)                                               0.75%           0.10%            0.85%
-----------------------------------------------------------------------------------------------------------
Worldwide High Income(3)                                         1.00%           0.11%            1.11%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------



   (1)For this portfolio, the advisor, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or expenses, if necessary, to keep operating expenses at or below established maximum amounts. All waivers or reimbursements may be terminated at any time. Only certain portfolios relied on these waivers and/or reimbursements during this fiscal year. Absent fee waivers or reimbursement of expenses by the adviser or custody credits, you would have incurred the following expenses during the last fiscal year: Blue Chip Growth 1.16%; Goldman Sachs Research 1.49%; Growth Opportunities 1.19%; and Marsico Growth 1.86%.


   (2)The expense ratio is gross of custody credits of 0.01%. The actual expense ratio is capped at 1.00%.


   (3)Gross of custody credits of 0.01%

                         LORD ABBETT SERIES FUND, INC.


(AS A PERCENTAGE OF NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES FOR THE
                  TRUST'S FISCAL YEAR ENDED DECEMBER 31, 2001)



                                                              MANAGEMENT         OTHER        TOTAL ANNUAL
                         PORTFOLIO                                FEE          EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. -- Growth and Income*              0.50%           0.47%            0.97%
-----------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. -- Mid-Cap Value*                  0.75%           0.35%            1.10%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------



   (*)The Growth and Income and Mid-Cap Value Portfolios have each established non-12b-1 service fee arrangements which are reflected under "Other Expenses". The information in the chart above relating to the Mid-Cap Value Portfolio has been restated to reflect the fees and expenses that will be applicable during 2002. For the year 2001, Lord Abbett & Co. (Lord Abbett) voluntarily waived a portion of its management fees of 0.75% of average daily net assets of the Mid-Cap Value Portfolio and subsidized a portion of the Mid-Cap Value Portfolio's expenses to the extent necessary to maintain the Portfolio's "Other Expenses" at an aggregate of 0.35% of its average daily net assets. Absent any waivers and reimbursements the total annual gross fund expenses for the Mid-Cap Value Portfolio would have been 1.20% for the year 2001. For the year 2002, Lord Abbett does not intend to waive its management fees for the Mid-Cap Value Portfolio but has contractually agreed to continue to reimburse a portion of the Mid-Cap Value Portfolio's expenses to the extent necessary to maintain the Portfolio's "Other Expenses" at an aggregate of 0.35% of its average daily net assets.


                        VAN KAMPEN LIFE INVESTMENT TRUST

(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES
              FOR THE TRUST'S FISCAL YEAR ENDED DECEMBER 31, 2001)



                                                         MANAGEMENT       SERVICE (12B-1)        OTHER        TOTAL ANNUAL
                       PORTFOLIO                             FEE                FEE            EXPENSES         EXPENSES
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock(1)                                  0.60%              0.25%             0.21%            1.06%
---------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth(2)                           0.70%              0.25%             0.06%            1.01%
---------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income(3)                         0.60%              0.25%             0.15%            1.00%
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------



   (1)Van Kampen Life Investment Trust Comstock Portfolio, Class II Shares.


   (2)Van Kampen Life Investment Trust Emerging Growth Portfolio, Class II
      Shares.


   (3)Van Kampen Life Investment Trust Growth and Income Portfolio, Class II Shares.


     THE ABOVE PORTFOLIO EXPENSES WERE PROVIDED BY THE TRUSTS. WE HAVE NOT
            INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     EXAMPLES -- IF YOU DO NOT PARTICIPATE IN THE PRINCIPAL REWARDS PROGRAM

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You will pay the following expenses on a $1,000 investment in each Variable Portfolio, assuming a 5% annual return on assets, Portfolio Expenses after waiver, reimbursement or recoupment (assuming the waiver, reimbursement or repayment will continue for the period shown), if applicable and:

        (a) you surrender the contract at the end of the stated time period and no optional features are elected.

        (b) you surrender the contract at the end of the stated time period and you elect the optional EstatePlus benefit.*

        (c) you do not surrender the contract and no optional features are elected.*

        (d) you do not surrender the contract and you elect the optional EstatePlus benefit.


                                                                                 3              5             10
                         PORTFOLIO                             1 YEAR          YEARS          YEARS          YEARS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Capital Appreciation                                           (a) $ 94       (a) $124       (a) $156       (a) $269
                                                               (b) $ 96       (b) $131       (b) $168       (b) $294
                                                               (c) $ 24       (c) $ 74       (c) $126       (c) $269
                                                               (d) $ 26       (d) $ 81       (d) $138       (d) $294
--------------------------------------------------------------------------------------------------------------------
Government and Quality Bond                                    (a) $ 93       (a) $120       (a) $150       (a) $258
                                                               (b) $ 95       (b) $128       (b) $163       (b) $283
                                                               (c) $ 23       (c) $ 70       (c) $120       (c) $258
                                                               (d) $ 25       (d) $ 78       (d) $133       (d) $283
--------------------------------------------------------------------------------------------------------------------
Growth                                                         (a) $ 94       (a) $123       (a) $155       (a) $267
                                                               (b) $ 96       (b) $130       (b) $167       (b) $292
                                                               (c) $ 24       (c) $ 73       (c) $125       (c) $267
                                                               (d) $ 26       (d) $ 80       (d) $137       (d) $292
--------------------------------------------------------------------------------------------------------------------
Natural Resources                                              (a) $ 95       (a) $128       (a) $163       (a) $284
                                                               (b) $ 98       (b) $136       (b) $176       (b) $309
                                                               (c) $ 25       (c) $ 78       (c) $133       (c) $284
                                                               (d) $ 28       (d) $ 86       (d) $146       (d) $309
--------------------------------------------------------------------------------------------------------------------
Aggressive Growth                                              (a) $ 94       (a) $124       (a) $156       (a) $269
                                                               (b) $ 96       (b) $131       (b) $168       (b) $294
                                                               (c) $ 24       (c) $ 74       (c) $126       (c) $269
                                                               (d) $ 26       (d) $ 81       (d) $138       (d) $294
--------------------------------------------------------------------------------------------------------------------
Alliance Growth                                                (a) $ 93       (a) $121       (a) $151       (a) $259
                                                               (b) $ 95       (b) $128       (b) $163       (b) $284
                                                               (c) $ 23       (c) $ 71       (c) $121       (c) $259
                                                               (d) $ 25       (d) $ 78       (d) $133       (d) $284
--------------------------------------------------------------------------------------------------------------------
Asset Allocation                                               (a) $ 93       (a) $121       (a) $151       (a) $260
                                                               (b) $ 95       (b) $128       (b) $164       (b) $285
                                                               (c) $ 23       (c) $ 71       (c) $121       (c) $260
                                                               (d) $ 25       (d) $ 78       (d) $134       (d) $285
--------------------------------------------------------------------------------------------------------------------
Blue Chip Growth                                               (a) $ 95       (a) $127       (a) $161       (a) $279
                                                               (b) $ 97       (b) $134       (b) $173       (b) $304
                                                               (c) $ 25       (c) $ 77       (c) $131       (c) $279
                                                               (d) $ 27       (d) $ 84       (d) $143       (d) $304
--------------------------------------------------------------------------------------------------------------------
Cash Management                                                (a) $ 92       (a) $117       (a) $144       (a) $246
                                                               (b) $ 94       (b) $124       (b) $157       (b) $271
                                                               (c) $ 22       (c) $ 67       (c) $114       (c) $246
                                                               (d) $ 24       (d) $ 74       (d) $127       (d) $271
--------------------------------------------------------------------------------------------------------------------
Corporate Bond                                                 (a) $ 93       (a) $121       (a) $152       (a) $261
                                                               (b) $ 96       (b) $129       (b) $164       (b) $286
                                                               (c) $ 23       (c) $ 71       (c) $122       (c) $261
                                                               (d) $ 26       (d) $ 79       (d) $134       (d) $286
--------------------------------------------------------------------------------------------------------------------
Davis Venture Value                                            (a) $ 94       (a) $124       (a) $156       (a) $270
                                                               (b) $ 96       (b) $131       (b) $169       (b) $295
                                                               (c) $ 24       (c) $ 74       (c) $126       (c) $270
                                                               (d) $ 26       (d) $ 81       (d) $139       (d) $295
--------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street                                          (a) $ 93       (a) $122       (a) $154       (a) $265
                                                               (b) $ 96       (b) $130       (b) $166       (b) $290
                                                               (c) $ 23       (c) $ 72       (c) $124       (c) $265
                                                               (d) $ 26       (d) $ 80       (d) $136       (d) $290
--------------------------------------------------------------------------------------------------------------------
Emerging Markets                                               (a) $102       (a) $147       (a) $194       (a) $345
                                                               (b) $104       (b) $154       (b) $206       (b) $367
                                                               (c) $ 32       (c) $ 97       (c) $164       (c) $345
                                                               (d) $ 34       (d) $104       (d) $176       (d) $367
--------------------------------------------------------------------------------------------------------------------
*We do not currently charge a surrender charge upon annuitization unless the contract is annuitized using the Income
 Protector feature. We assess the applicable surrender charge upon annuitization under the Income Protector feature assuming a full surrender of your contract.

                                                                                 3              5             10
                         PORTFOLIO                             1 YEAR          YEARS          YEARS          YEARS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Federated Value                                                (a) $ 94       (a) $124       (a) $156       (a) $270
                                                               (b) $ 96       (b) $131       (b) $169       (b) $295
                                                               (c) $ 24       (c) $ 74       (c) $126       (c) $270
                                                               (d) $ 26       (d) $ 81       (d) $139       (d) $295
--------------------------------------------------------------------------------------------------------------------
Global Bond                                                    (a) $ 94       (a) $125       (a) $159       (a) $275
                                                               (b) $ 97       (b) $133       (b) $171       (b) $300
                                                               (c) $ 24       (c) $ 75       (c) $129       (c) $275
                                                               (d) $ 27       (d) $ 83       (d) $141       (d) $300
--------------------------------------------------------------------------------------------------------------------
Global Equities                                                (a) $ 95       (a) $127       (a) $162       (a) $281
                                                               (b) $ 98       (b) $135       (b) $174       (b) $306
                                                               (c) $ 25       (c) $ 77       (c) $132       (c) $281
                                                               (d) $ 28       (d) $ 85       (d) $144       (d) $306
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs Research                                         (a) $100       (a) $141       (a) $186       (a) $328
                                                               (b) $102       (b) $149       (b) $198       (b) $351
                                                               (c) $ 30       (c) $ 91       (c) $156       (c) $328
                                                               (d) $ 32       (d) $ 99       (d) $168       (d) $351
--------------------------------------------------------------------------------------------------------------------
Growth-Income                                                  (a) $ 92       (a) $118       (a) $147       (a) $252
                                                               (b) $ 95       (b) $126       (b) $160       (b) $277
                                                               (c) $ 22       (c) $ 68       (c) $117       (c) $252
                                                               (d) $ 25       (d) $ 76       (d) $130       (d) $277
--------------------------------------------------------------------------------------------------------------------
Growth Opportunities                                           (a) $ 96       (a) $131       (a) $168       (a) $294
                                                               (b) $ 99       (b) $139       (b) $181       (b) $318
                                                               (c) $ 26       (c) $ 81       (c) $138       (c) $294
                                                               (d) $ 29       (d) $ 89       (d) $151       (d) $318
--------------------------------------------------------------------------------------------------------------------
High-Yield Bond                                                (a) $ 93       (a) $122       (a) $154       (a) $265
                                                               (b) $ 96       (b) $130       (b) $166       (b) $290
                                                               (c) $ 23       (c) $ 72       (c) $124       (c) $265
                                                               (d) $ 26       (d) $ 80       (d) $136       (d) $290
--------------------------------------------------------------------------------------------------------------------
International Diversified Equities                             (a) $ 99       (a) $138       (a) $180       (a) $316
                                                               (b) $101       (b) $145       (b) $192       (b) $340
                                                               (c) $ 29       (c) $ 88       (c) $150       (c) $316
                                                               (d) $ 31       (d) $ 95       (d) $162       (d) $340
--------------------------------------------------------------------------------------------------------------------
International Growth and Income                                (a) $ 98       (a) $137       (a) $178       (a) $314
                                                               (b) $101       (b) $144       (b) $190       (b) $337
                                                               (c) $ 28       (c) $ 87       (c) $148       (c) $314
                                                               (d) $ 31       (d) $ 94       (d) $160       (d) $337
--------------------------------------------------------------------------------------------------------------------
Marsico Growth                                                 (a) $ 96       (a) $131       (a) $169       (a) $295
                                                               (b) $ 99       (b) $139       (b) $181       (b) $319
                                                               (c) $ 26       (c) $ 81       (c) $139       (c) $295
                                                               (d) $ 29       (d) $ 89       (d) $151       (d) $319
--------------------------------------------------------------------------------------------------------------------
MFS Growth and Income                                          (a) $ 94       (a) $124       (a) $157       (a) $272
                                                               (b) $ 97       (b) $132       (b) $170       (b) $297
                                                               (c) $ 24       (c) $ 74       (c) $127       (c) $272
                                                               (d) $ 27       (d) $ 82       (d) $140       (d) $297
--------------------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth                                             (a) $ 95       (a) $126       (a) $159       (a) $276
                                                               (b) $ 97       (b) $133       (b) $172       (b) $301
                                                               (c) $ 25       (c) $ 76       (c) $129       (c) $276
                                                               (d) $ 27       (d) $ 83       (d) $142       (d) $301
--------------------------------------------------------------------------------------------------------------------
MFS Total Return                                               (a) $ 94       (a) $123       (a) $155       (a) $267
                                                               (b) $ 96       (b) $130       (b) $167       (b) $292
                                                               (c) $ 24       (c) $ 73       (c) $125       (c) $267
                                                               (d) $ 26       (d) $ 80       (d) $137       (d) $292
--------------------------------------------------------------------------------------------------------------------
Putnam Growth                                                  (a) $ 95       (a) $126       (a) $159       (a) $276
                                                               (b) $ 97       (b) $133       (b) $172       (b) $301
                                                               (c) $ 25       (c) $ 76       (c) $129       (c) $276
                                                               (d) $ 27       (d) $ 83       (d) $142       (d) $301
--------------------------------------------------------------------------------------------------------------------
Real Estate                                                    (a) $ 96       (a) $129       (a) $164       (a) $286
                                                               (b) $ 98       (b) $136       (b) $177       (b) $311
                                                               (c) $ 26       (c) $ 79       (c) $134       (c) $286
                                                               (d) $ 28       (d) $ 86       (d) $147       (d) $311
--------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced                                            (a) $ 93       (a) $121       (a) $151       (a) $260
                                                               (b) $ 95       (b) $128       (b) $164       (b) $285
                                                               (c) $ 23       (c) $ 71       (c) $121       (c) $260
                                                               (d) $ 25       (d) $ 78       (d) $134       (d) $285
--------------------------------------------------------------------------------------------------------------------
Technology                                                     (a) $101       (a) $144       (a) $190       (a) $337
                                                               (b) $103       (b) $152       (b) $203       (b) $360
                                                               (c) $ 31       (c) $ 94       (c) $160       (c) $337
                                                               (d) $ 33       (d) $102       (d) $173       (d) $360
--------------------------------------------------------------------------------------------------------------------

                                                                                 3              5             10
                         PORTFOLIO                             1 YEAR          YEARS          YEARS          YEARS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Telecom Utility                                                (a) $ 95       (a) $127       (a) $161       (a) $279
                                                               (b) $ 97       (b) $134       (b) $173       (b) $304
                                                               (c) $ 25       (c) $ 77       (c) $131       (c) $279
                                                               (d) $ 27       (d) $ 84       (d) $143       (d) $304
--------------------------------------------------------------------------------------------------------------------
Worldwide High Income                                          (a) $ 97       (a) $134       (a) $174       (a) $305
                                                               (b) $100       (b) $142       (b) $186       (b) $329
                                                               (c) $ 27       (c) $ 84       (c) $144       (c) $305
                                                               (d) $ 30       (d) $ 92       (d) $156       (d) $329
--------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. -- Lord Abbett Growth and
  Income                                                       (a) $ 96       (a) $130       (a) $167       (a) $291
                                                               (b) $ 99       (b) $138       (b) $179       (b) $315
                                                               (c) $ 26       (c) $ 80       (c) $137       (c) $291
                                                               (d) $ 29       (d) $ 88       (d) $149       (d) $315
--------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. -- Mid-Cap Value                 (a) $ 97       (a) $134       (a) $173       (a) $304
                                                               (b) $100       (b) $141       (b) $186       (b) $328
                                                               (c) $ 27       (c) $ 84       (c) $143       (c) $304
                                                               (d) $ 30       (d) $ 91       (d) $156       (d) $328
--------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II Shares                       (a) $ 97       (a) $133       (a) $171       (a) $300
                                                               (b) $ 99       (b) $140       (b) $184       (b) $324
                                                               (c) $ 27       (c) $ 83       (c) $141       (c) $300
                                                               (d) $ 29       (d) $ 90       (d) $154       (d) $324
--------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth, Class II Shares                (a) $ 96       (a) $131       (a) $169       (a) $295
                                                               (b) $ 99       (b) $139       (b) $181       (b) $319
                                                               (c) $ 26       (c) $ 81       (c) $139       (c) $295
                                                               (d) $ 29       (d) $ 89       (d) $151       (d) $319
--------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Shares              (a) $ 96       (a) $131       (a) $168       (a) $294
                                                               (b) $ 99       (b) $139       (b) $181       (b) $318
                                                               (c) $ 26       (c) $ 81       (c) $138       (c) $294
                                                               (d) $ 29       (d) $ 89       (d) $151       (d) $318
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        EXAMPLES -- IF YOU PARTICIPATE IN THE PRINCIPAL REWARDS PROGRAM

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You will pay the following expenses on a $1,000 investment in each Variable Portfolio, assuming a 5% annual return on assets, Portfolio Expenses after waiver, reimbursement or recoupment (assuming the waiver, reimbursement or recoupment will continue for the period shown), if applicable and:

        (a) you surrender the contract at the end of the stated time period and no optional features are elected.

        (b) you surrender the contract at the end of the stated period and you elect the optional EstatePlus benefit.

        (c) you do not surrender the contract and no optional features are elected.*

        (d) you do not surrender the contract and you elect the optional EstatePlus benefit.


                         PORTFOLIO                             1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Capital Appreciation                                           (a) $114     (a) $155     (a) $188     (a) $275
                                                               (b) $117     (b) $163     (b) $201     (b) $300
                                                               (c) $ 24     (c) $ 75     (c) $128     (c) $275
                                                               (d) $ 27     (d) $ 83     (d) $141     (d) $300
--------------------------------------------------------------------------------------------------------------
Government and Quality Bond                                    (a) $113     (a) $152     (a) $183     (a) $263
                                                               (b) $116     (b) $159     (b) $196     (b) $289
                                                               (c) $ 23     (c) $ 72     (c) $123     (c) $263
                                                               (d) $ 26     (d) $ 79     (d) $136     (d) $289
--------------------------------------------------------------------------------------------------------------
Growth                                                         (a) $114     (a) $154     (a) $187     (a) $272
                                                               (b) $117     (b) $162     (b) $200     (b) $297
                                                               (c) $ 24     (c) $ 74     (c) $127     (c) $272
                                                               (d) $ 27     (d) $ 82     (d) $140     (d) $297
--------------------------------------------------------------------------------------------------------------
Natural Resources                                              (a) $116     (a) $160     (a) $196     (a) $290
                                                               (b) $118     (b) $167     (b) $209     (b) $315
                                                               (c) $ 26     (c) $ 80     (c) $136     (c) $290
                                                               (d) $ 28     (d) $ 87     (d) $149     (d) $315
--------------------------------------------------------------------------------------------------------------
Aggressive Growth                                              (a) $114     (a) $155     (a) $188     (a) $275
                                                               (b) $117     (b) $163     (b) $201     (b) $300
                                                               (c) $ 24     (c) $ 75     (c) $128     (c) $275
                                                               (d) $ 27     (d) $ 83     (d) $141     (d) $300
--------------------------------------------------------------------------------------------------------------
Alliance Growth                                                (a) $113     (a) $152     (a) $183     (a) $264
                                                               (b) $116     (b) $160     (b) $196     (b) $290
                                                               (c) $ 23     (c) $ 72     (c) $123     (c) $264
                                                               (d) $ 26     (d) $ 80     (d) $136     (d) $290
--------------------------------------------------------------------------------------------------------------
Asset Allocation                                               (a) $113     (a) $152     (a) $184     (a) $265
                                                               (b) $116     (b) $160     (b) $197     (b) $291
                                                               (c) $ 23     (c) $ 72     (c) $124     (c) $265
                                                               (d) $ 26     (d) $ 80     (d) $137     (d) $291
--------------------------------------------------------------------------------------------------------------
Blue Chip Growth                                               (a) $115     (a) $158     (a) $194     (a) $285
                                                               (b) $118     (b) $166     (b) $206     (b) $310
                                                               (c) $ 25     (c) $ 78     (c) $134     (c) $285
                                                               (d) $ 28     (d) $ 86     (d) $146     (d) $310
--------------------------------------------------------------------------------------------------------------
Cash Management                                                (a) $112     (a) $148     (a) $177     (a) $251
                                                               (b) $115     (b) $156     (b) $189     (b) $277
                                                               (c) $ 22     (c) $ 68     (c) $117     (c) $251
                                                               (d) $ 25     (d) $ 76     (d) $129     (d) $277
--------------------------------------------------------------------------------------------------------------
Corporate Bond                                                 (a) $114     (a) $153     (a) $184     (a) $267
                                                               (b) $116     (b) $160     (b) $197     (b) $292
                                                               (c) $ 24     (c) $ 73     (c) $124     (c) $267
                                                               (d) $ 26     (d) $ 80     (d) $137     (d) $292
--------------------------------------------------------------------------------------------------------------
Davis Venture Value                                            (a) $114     (a) $155     (a) $189     (a) $276
                                                               (b) $117     (b) $163     (b) $202     (b) $301
                                                               (c) $ 24     (c) $ 75     (c) $129     (c) $276
                                                               (d) $ 27     (d) $ 83     (d) $142     (d) $301
--------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street                                          (a) $114     (a) $154     (a) $186     (a) $271
                                                               (b) $117     (b) $161     (b) $199     (b) $296
                                                               (c) $ 24     (c) $ 74     (c) $126     (c) $271
                                                               (d) $ 27     (d) $ 81     (d) $139     (d) $296
--------------------------------------------------------------------------------------------------------------
Emerging Markets                                               (a) $122     (a) $179     (a) $228     (a) $351
                                                               (b) $125     (b) $186     (b) $240     (b) $375
                                                               (c) $ 32     (c) $ 99     (c) $168     (c) $351
                                                               (d) $ 35     (d) $106     (d) $180     (d) $375
--------------------------------------------------------------------------------------------------------------
*We do not currently charge a surrender charge upon annuitization unless the contract is annuitized using the
 Income Protector feature. We assess the applicable surrender charge upon annuitization under the Income
 Protector feature assuming a full surrender of your contract.

                         PORTFOLIO                             1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Federated Value                                                (a) $114     (a) $155     (a) $189     (a) $276
                                                               (b) $117     (b) $163     (b) $202     (b) $301
                                                               (c) $ 24     (c) $ 75     (c) $129     (c) $276
                                                               (d) $ 27     (d) $ 83     (d) $142     (d) $301
--------------------------------------------------------------------------------------------------------------
Global Bond                                                    (a) $115     (a) $157     (a) $192     (a) $281
                                                               (b) $118     (b) $165     (b) $204     (b) $306
                                                               (c) $ 25     (c) $ 77     (c) $132     (c) $281
                                                               (d) $ 28     (d) $ 85     (d) $144     (d) $306
--------------------------------------------------------------------------------------------------------------
Global Equities                                                (a) $116     (a) $159     (a) $195     (a) $287
                                                               (b) $118     (b) $166     (b) $207     (b) $312
                                                               (c) $ 26     (c) $ 79     (c) $135     (c) $287
                                                               (d) $ 28     (d) $ 86     (d) $147     (d) $312
--------------------------------------------------------------------------------------------------------------
Goldman Sachs Research                                         (a) $120     (a) $173     (a) $219     (a) $334
                                                               (b) $123     (b) $181     (b) $231     (b) $358
                                                               (c) $ 30     (c) $ 93     (c) $159     (c) $334
                                                               (d) $ 33     (d) $101     (d) $171     (d) $358
--------------------------------------------------------------------------------------------------------------
Growth-Income                                                  (a) $113     (a) $150     (a) $180     (a) $257
                                                               (b) $115     (b) $157     (b) $193     (b) $283
                                                               (c) $ 23     (c) $ 70     (c) $120     (c) $257
                                                               (d) $ 25     (d) $ 77     (d) $133     (d) $283
--------------------------------------------------------------------------------------------------------------
Growth Opportunities                                           (a) $117     (a) $163     (a) $201     (a) $300
                                                               (b) $119     (b) $170     (b) $214     (b) $325
                                                               (c) $ 27     (c) $ 83     (c) $141     (c) $300
                                                               (d) $ 29     (d) $ 90     (d) $154     (d) $325
--------------------------------------------------------------------------------------------------------------
High-Yield Bond                                                (a) $114     (a) $154     (a) $186     (a) $271
                                                               (b) $117     (b) $161     (b) $199     (b) $296
                                                               (c) $ 24     (c) $ 74     (c) $126     (c) $271
                                                               (d) $ 27     (d) $ 81     (d) $139     (d) $296
--------------------------------------------------------------------------------------------------------------
International Diversified Equities                             (a) $119     (a) $170     (a) $213     (a) $323
                                                               (b) $122     (b) $177     (b) $225     (b) $347
                                                               (c) $ 29     (c) $ 90     (c) $153     (c) $323
                                                               (d) $ 32     (d) $ 97     (d) $165     (d) $347
--------------------------------------------------------------------------------------------------------------
International Growth and Income                                (a) $119     (a) $169     (a) $211     (a) $320
                                                               (b) $121     (b) $176     (b) $224     (b) $344
                                                               (c) $ 29     (c) $ 89     (c) $151     (c) $320
                                                               (d) $ 31     (d) $ 96     (d) $164     (d) $344
--------------------------------------------------------------------------------------------------------------
Marsico Growth                                                 (a) $117     (a) $163     (a) $202     (a) $301
                                                               (b) $120     (b) $171     (b) $214     (b) $326
                                                               (c) $ 27     (c) $ 83     (c) $142     (c) $301
                                                               (d) $ 30     (d) $ 91     (d) $154     (d) $326
--------------------------------------------------------------------------------------------------------------
MFS Growth and Income                                          (a) $115     (a) $156     (a) $190     (a) $278
                                                               (b) $117     (b) $164     (b) $203     (b) $303
                                                               (c) $ 25     (c) $ 76     (c) $130     (c) $278
                                                               (d) $ 27     (d) $ 84     (d) $143     (d) $303
--------------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth                                             (a) $115     (a) $157     (a) $192     (a) $282
                                                               (b) $118     (b) $165     (b) $205     (b) $307
                                                               (c) $ 25     (c) $ 77     (c) $132     (c) $282
                                                               (d) $ 28     (d) $ 85     (d) $145     (d) $307
--------------------------------------------------------------------------------------------------------------
MFS Total Return                                               (a) $114     (a) $154     (a) $187     (a) $273
                                                               (b) $117     (b) $162     (b) $200     (b) $298
                                                               (c) $ 24     (c) $ 74     (c) $127     (c) $273
                                                               (d) $ 27     (d) $ 82     (d) $140     (d) $298
--------------------------------------------------------------------------------------------------------------
Putnam Growth                                                  (a) $115     (a) $157     (a) $192     (a) $282
                                                               (b) $118     (b) $165     (b) $205     (b) $307
                                                               (c) $ 25     (c) $ 77     (c) $132     (c) $282
                                                               (d) $ 28     (d) $ 85     (d) $145     (d) $307
--------------------------------------------------------------------------------------------------------------
Real Estate                                                    (a) $116     (a) $160     (a) $197     (a) $292
                                                               (b) $119     (b) $168     (b) $210     (b) $317
                                                               (c) $ 26     (c) $ 80     (c) $137     (c) $292
                                                               (d) $ 29     (d) $ 88     (d) $150     (d) $317
--------------------------------------------------------------------------------------------------------------
SunAmerica Balanced                                            (a) $113     (a) $152     (a) $184     (a) $265
                                                               (b) $116     (b) $160     (b) $197     (b) $291
                                                               (c) $ 23     (c) $ 72     (c) $124     (c) $265
                                                               (d) $ 26     (d) $ 80     (d) $137     (d) $291
--------------------------------------------------------------------------------------------------------------
Technology                                                     (a) $121     (a) $176     (a) $224     (a) $344
                                                               (b) $124     (b) $184     (b) $236     (b) $367
                                                               (c) $ 31     (c) $ 96     (c) $164     (c) $344
                                                               (d) $ 34     (d) $104     (d) $176     (d) $367
--------------------------------------------------------------------------------------------------------------

                         PORTFOLIO                             1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Telecom Utility                                                (a) $115     (a) $158     (a) $194     (a) $285
                                                               (b) $118     (b) $166     (b) $206     (b) $310
                                                               (c) $ 25     (c) $ 78     (c) $134     (c) $285
                                                               (d) $ 28     (d) $ 86     (d) $146     (d) $310
--------------------------------------------------------------------------------------------------------------
Worldwide High Income                                          (a) $118     (a) $166     (a) $207     (a) $311
                                                               (b) $121     (b) $174     (b) $219     (b) $335
                                                               (c) $ 28     (c) $ 86     (c) $147     (c) $311
                                                               (d) $ 31     (d) $ 94     (d) $159     (d) $335
--------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. -- Mid-Cap Value                 (a) $118     (a) $166     (a) $206     (a) $310
                                                               (b) $120     (b) $173     (b) $219     (b) $334
                                                               (c) $ 28     (c) $ 86     (c) $146     (c) $310
                                                               (d) $ 30     (d) $ 93     (d) $159     (d) $334
--------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. -- Growth and Income             (a) $117     (a) $162     (a) $200     (a) $297
                                                               (b) $119     (b) $169     (b) $212     (b) $322
                                                               (c) $ 27     (c) $ 82     (c) $140     (c) $297
                                                               (d) $ 29     (d) $ 89     (d) $152     (d) $322
--------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II Shares                       (a) $118     (a) $165     (a) $204     (a) $306
                                                               (b) $120     (b) $172     (b) $217     (b) $330
                                                               (c) $ 28     (c) $ 85     (c) $144     (c) $306
                                                               (d) $ 30     (d) $ 92     (d) $157     (d) $330
--------------------------------------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth, Class II Shares                (a) $117     (a) $163     (a) $202     (a) $301
                                                               (b) $120     (b) $171     (b) $214     (b) $326
                                                               (c) $ 27     (c) $ 83     (c) $142     (c) $301
                                                               (d) $ 30     (d) $ 91     (d) $154     (d) $326
--------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Shares              (a) $117     (a) $163     (a) $201     (a) $300
                                                               (b) $119     (b) $170     (b) $214     (b) $325
                                                               (c) $ 27     (c) $ 83     (c) $141     (c) $300
                                                               (d) $ 29     (d) $ 90     (d) $154     (d) $325
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The tables represent both fees at the separate account (contract level) as well as portfolio company investment management expenses. Additional information on the portfolio company fees can be found in the Trust prospectuses located behind this prospectus.


2. For certain Variable Portfolios, the adviser, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or reimburse certain expenses, if necessary, to keep annual operating expenses at or below the lesser of the maximum allowed by any applicable state expense limitations or the following percentages of each Variable Portfolio's average net assets: Blue Chip Growth 0.85%; Goldman Sachs Research 1.35%; Growth Opportunities 1.00%; Marsico Growth 1.00% (recouping prior expense reimbursements). The adviser also may voluntarily waive or reimburse additional amounts to increase a Variable Portfolio's investment return. All waivers and/or reimbursements may be terminated at any time. Furthermore, the adviser may recoup any waivers or reimbursements within two years after such waivers or reimbursements are granted, provided that the Variable Portfolio is able to make such payment and remain in compliance with the foregoing expense limitations.


3. In addition to the stated assumptions, the Examples also assume that an insurance charge of 1.52% and no transfer fees were imposed. In calculating the examples, we convert the contract maintenance fee of $35 to a percentage using an assumed contract value of $40,000. Although premium taxes may apply in certain states, they are not reflected in the Examples.

4. Examples reflecting participation in the Principal Rewards program reflect the Principal Rewards surrender charge schedule, and a 2% upfront payment enhancement.

5. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE HISTORICAL ACCUMULATION UNIT VALUES ARE CONTAINED IN APPENDIX A -- CONDENSED
                             FINANCIAL INFORMATION.

----------------------------------------------------------------
----------------------------------------------------------------
                        THE POLARIS(II) VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making income payments to you out of the money accumulated in your contract.


The contract is called a "variable" annuity because it allows you to invest in variable portfolios which, like mutual funds, have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest. This contract currently offers 37 Variable Portfolios.


The contract also offers several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by Anchor National. If you allocate money to the fixed account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option(s) in which you invest.


For more information on investment options available under this contract SEE INVESTMENT OPTIONS ON PAGE 16.


This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on the taxable portion of any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years, or 9 years if you elect to participate in the Principal Rewards Program. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

Anchor National Life Insurance Company (Anchor National, The Company, Us, We) issues the PolarisII Variable Annuity.

When you purchase a PolarisII Variable Annuity, a contract exists between you and Anchor National. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. Anchor National is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

----------------------------------------------------------------
----------------------------------------------------------------
                   PURCHASING A POLARIS(II) VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.


The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES ON PAGE 28.


-----------------------------------------------------------
                                              Minimum
                       Minimum Initial       Subsequent
                       Purchase Payment   Purchase Payment
-----------------------------------------------------------
      Qualified             $2,000              $250
-----------------------------------------------------------
    Non-Qualified           $5,000              $500
-----------------------------------------------------------


Prior Company approval is required to accept Purchase Payments greater than $1,500,000 (or greater than $1,330,000 if EstatePlus is elected). The Company reserves the right to refuse any Purchase Payment including one which would cause total Purchase Payments in all contracts issued by Anchor National to the same owner to exceed $1,500,000 (or $1,330,000 if EstatePlus is elected) at the time of the Purchase Payment. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $20.


In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone age 91 or older. You may not elect to participate in the Principal Rewards Program or elect the EstatePlus benefit if you are age 81 or older at the time of contract issue.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

ALLOCATION OF PURCHASE PAYMENTS


We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. SEE INVESTMENT OPTIONS ON PAGE 16.


In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

PRINCIPAL REWARDS PROGRAM


If you elect to participate in the Principal Rewards program at contract issue, we contribute an Upfront Payment Enhancement and, if applicable, a Deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elect to participate in this program, all Purchase Payments are subject to a nine year withdrawal charge schedule. SEE WITHDRAWAL CHARGES ON PAGE 25. These withdrawal charges may offset the value of any bonus, if you make an early withdrawal. SEE EXPENSES ON PAGE
25. You may not elect to participate in this program if you are age 81 or older at the time of contract issue. Amounts we contribute to your contract under this program are considered earnings and are allocated to your contract as described below.


Purchase Payments may not be invested in the 6-month or the 1-year Dollar Cost Averaging (DCA) fixed accounts if you participate in the Principal Rewards Program. However, you may use the 1-year fixed account option as a DCA source account.

There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Principal Rewards program may not perform as well as the contract without the feature.

Enhancement Levels

The Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date may be determined based on stated Enhancement Levels. Each Enhancement Level is a range of dollar amounts which may correspond to different enhancement rates and dates. Enhancement Levels may change from time to time, at our sole discretion. The Enhancement Level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments we determine your Enhancement Level by adding your contract value on the date we receive each subsequent Purchase Payment plus the amount of the subsequent Purchase Payment.

Upfront Payment Enhancement

An Upfront Payment Enhancement is an amount we add to your contract on the day we receive a Purchase Payment. We calculate an Upfront Payment Enhancement amount as a percentage (the "Upfront Payment Enhancement Rate") of each Purchase Payment. The Upfront Payment Enhancement Rate will always be at least 2%. We periodically review and establish the Upfront Payment Enhancement Rate, which may increase or decrease at any time, but will never be less than 2%. The applicable Upfront Payment Enhancement Rate is that which is in effect for any applicable Enhancement Level, when we receive each Purchase Payment under your contract. The Upfront Payment Enhancement amounts are allocated among the fixed and variable investment options according to the current allocation instructions in effect when we receive each Purchase Payment.

Deferred Payment Enhancement

A Deferred Payment Enhancement is an amount we may add to your contract on a stated future date (the "Deferred Payment Enhancement Date") as a percentage of Purchase Payments received. We refer to this percentage amount as the Deferred Payment Enhancement Rate. We periodically review and establish the Deferred Payment Enhancement Rates and Deferred Payment Enhancement Dates. The Deferred Payment Enhancement Rate being offered may increase, decrease or be eliminated by us, at any time. The Deferred Payment Enhancement Date, if applicable, may change at any time. The applicable Deferred Payment Enhancement Date and Deferred Payment Enhancement Rate are those which may be in effect for any applicable Enhancement Level, when we receive each Purchase Payment under your contract. Any applicable Deferred Payment Enhancement, when credited, is allocated to the Cash Management Variable Portfolio.

If you withdraw any portion of a Purchase Payment, to which a Deferred Payment Enhancement applies, prior to the Deferred Payment Enhancement Date, we reduce the amount of the corresponding Deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of the Deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.

APPENDIX B shows how we calculate any applicable Deferred Payment Enhancement amount.

We will not allocate any applicable Deferred Payment Enhancement to your contract if any of the following circumstances occurs prior to the Deferred Payment Enhancement Date:

     - You surrender your contract;

     - A death benefit is paid on your contract;

     - You switch to the Income Phase of your contract; or

     - You fully withdraw the corresponding Purchase Payment.

If Principal Rewards is elected and a Spousal Continuation of the contract occurs, Deferred Payment Enhancements will be allocated as they would have been under the original contract.

See your financial representative for information on the current Enhancement Levels and Payment Enhancement rates.

90 Day Window

Contracts issued with the Principal Rewards feature after April 3, 2000, may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, we will total your Purchase Payments made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date we issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued. We will add any applicable Upfront Look Back Adjustment to your contract on the 90th day following the date of contract issue. We will send you a confirmation indicating any applicable Upfront and/or Deferred Look Back Adjustment, on or about the 90th day following the date of contract issuance. We will allocate any applicable Upfront Look Back Adjustment according to your then-current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution and if applicable, to the Cash Management Portfolio, for a Deferred Look Back Adjustment.

APPENDIX B provides an example of the 90 Day Window Provision.


CURRENT ENHANCEMENT LEVELS



The Enhancement Levels, Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement Date applicable to all Purchase Payments received after April 15, 2002, are as follows:



                         Upfront      Deferred      Deferred
                         Payment       Payment       Payment
Enhancement            Enhancement   Enhancement   Enhancement
Level                     Rate          Rate          Date
-----------            -----------   -----------   -----------
Under $40,000........       2%            0%           N/A
$ 40,000 -
  $ 99,000...........       4%            0%           N/A
$100,000 - $499,000..       4%            1%       Nine years
                                                      from the
                                                      date we
                                                      receive
                                                      each
                                                      Purchase
                                                      Payment
$500,000 - more......       5%            1%



The applicable Payment Enhancement rate is that which is in effect, when we receive each Purchase Payment under your contract. Future Upfront Enhancement Rates may change at any time, but will never be less than 2%. We are not currently offering a Deferred Payment Enhancement Rate. Future Deferred Payment Enhancement Rates may increase or stay the same; there is no minimum Deferred Payment Enhancement Rate. The number of years before which you may receive any applicable future Deferred Payment Enhancement may change as well.


The Principal Rewards Program may not be available in your state or through the broker-dealer with which your financial advisor is affiliated. Please check with your financial advisor regarding the availability of this program.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE PRINCIPAL REWARDS PROGRAM (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if we receive your money after 1 p.m. Pacific Standard Time. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment and Payment Enhancement, if applicable, by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE (CONTRACTS WITHOUT PRINCIPAL REWARDS):

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2252.2523 Accumulation Units for the Global Bond Portfolio.

     EXAMPLE (CONTRACTS WITH PRINCIPAL REWARDS):

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. If the Upfront Payment Enhancement is 2.00% of your Purchase Payment, we would add an Upfront Payment Enhancement of $500 to your contract. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,500 by $11.10 and credit your contract on Wednesday with 2,297.2973 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, we will refund to you the value of your contract on the day we receive your request minus the Free Look Payment Enhancement Deduction, if applicable. The Free Look Payment Enhancement Deduction is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day we receive your free look request; or (2) the Payment Enhancement amount(s), if any, which we allocated to your contract. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Cash Management Portfolio during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Cash Management Portfolio during the free look period unless you allocate your money to it. If your contract was issued in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract minus the Free Look Payment Enhancement Deduction, if applicable. At the end of the free look period, we allocate your money according to your instructions.


EXCHANGE OFFERS



From time to time, we may offer to allow you to exchange an older variable annuity issued by Anchor National or one of its affiliates, for a newer product with more current features and benefits, also issued by Anchor National or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.


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                               INVESTMENT OPTIONS
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VARIABLE PORTFOLIOS


The contract currently offers 37 Variable Portfolios. These Variable Portfolios invest in shares of the Anchor Series Trust, the SunAmerica Series Trust, Lord Abbett Series Fund, Inc. and the Van Kampen Life Investment Trust, (the "Trusts"). Additional Variable Portfolios may be available in the future.

The Variable Portfolios operate similar to a mutual fund but are only available through the purchase of certain insurance contracts.

SunAmerica Asset Management Corp., an indirect wholly owned subsidiary of AIG, is the investment adviser to the Anchor and SunAmerica Series Trusts. Van Kampen Asset Management Inc. is the investment advisor to the Van Kampen Life Investment Trust. The Trusts may serve as the underlying investment vehicles for other variable annuity contracts issued by Anchor National, and other affiliated/ unaffiliated insurance companies. Neither Anchor National nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The adviser monitors the Trusts for potential conflicts.

The Variable Portfolios along with their respective subadvisers are listed below:

     ANCHOR SERIES TRUST


Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust portfolios. Anchor Series Trust ("AST") has investment portfolios in addition to those listed below that are not available for investment under the contract.


     SUNAMERICA SERIES TRUST


Various subadvisers provide investment advice for the SunAmerica Series Trust portfolios. SunAmerica Series Trust ("SST") has investment portfolios in addition to those listed below that are not available for investment under the contract.



     LORD ABBETT SERIES FUND, INC.



Lord Abbett & Co. provides investment advice for the Lord Abbett Series Fund, Inc. portfolios. Lord Abbett Series Fund, Inc. ("LAT") has investment portfolios in addition to those listed below that are not available for investment under the contract.


     VAN KAMPEN LIFE INVESTMENT TRUST


Van Kampen Asset Management Inc. provides investment advice for the Van Kampen Life Investment Trust ("VKT") portfolios. Van Kampen Life Investment Trust has investment portfolios in addition to those listed here that are not available for investment under the contract.


STOCKS:
  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
     - Alliance Growth Portfolio                                             SST
     - Global Equities Portfolio                                             SST
     - Growth-Income Portfolio                                               SST

  MANAGED BY DAVIS ADVISERS

     - Davis Venture Value Portfolio                                         SST
     - Real Estate Portfolio                                                 SST
  MANAGED BY FEDERATED INVESTORS L.P.
     - Federated Value Portfolio                                             SST
     - Telecom Utility Portfolio                                             SST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
     - Goldman Sachs Research Portfolio                                      SST

  MANAGED BY LORD ABBETT & CO.


     - Lord Abbett Series Fund, Inc. --


      Growth and Income Portfolio                                            LAT


     - Lord Abbett Series Fund, Inc. --


      Mid-Cap Value Portfolio                                                LAT

  MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
     - Marsico Growth Portfolio                                              SST
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
     - MFS Growth & Income Portfolio                                         SST
     - MFS Mid-Cap Growth Portfolio                                          SST

  MANAGED BY PUTNAM INVESTMENT MANAGEMENT INC.

     - Emerging Markets Portfolio                                            SST
     - International Growth & Income Portfolio                               SST
     - Putnam Growth Portfolio                                               SST
  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
     - Aggressive Growth Portfolio                                           SST
     - Blue Chip Growth Portfolio                                            SST
     - "Dogs" of Wall Street Portfolio                                       SST
     - Growth Opportunities Portfolio                                        SST

  MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT INC.


     - International Diversified Equities Portfolio                          SST


     - Technology Portfolio                                                  SST

     - Van Kampen LIT Comstock Portfolio, Class II Shares                    VKT
     - Van Kampen LIT Emerging Growth Portfolio, Class II Shares             VKT
     - Van Kampen LIT Growth and Income Portfolio, Class II Shares           VKT
  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
     - Capital Appreciation Portfolio                                        AST
     - Growth Portfolio                                                      AST
     - Natural Resources Portfolio                                           AST

BALANCED:
  MANAGED BY WM ADVISORS, INC.
     - Asset Allocation Portfolio                                            SST
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
     - MFS Total Return Portfolio                                            SST
  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
     - SunAmerica Balanced Portfolio                                         SST

BONDS:
  MANAGED BY FEDERATED INVESTORS L.P.
     - Corporate Bond Portfolio                                              SST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
     - Global Bond Portfolio                                                 SST

  MANAGED BY VAN KAMPEN

     - Worldwide High Income Portfolio                                       SST
  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
     - High-Yield Bond Portfolio                                             SST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
     - Government & Quality Bond Portfolio                                   AST

CASH:
  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
     - Cash Management Portfolio                                             SST

YOU SHOULD READ THE ATTACHED PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS

The contract also offers seven fixed account options. Anchor National will guarantee the interest rate earned on money you allocate to any of these fixed account options. We currently offer fixed account options for periods of one, three, five, seven and ten years, which we call guarantee periods. If you do not elect to participate in the Principal Rewards Program, you also have the option of allocating your money to the 6-month DCA fixed account and/or the 1-year DCA fixed account (the "DCA fixed accounts") which are available in conjunction with the Dollar Cost Averaging Program. The 6-month and 1-year DCA fixed account options are not available to you if you elect to participate in the Principal Rewards Program. Please see the section on DOLLAR COST AVERAGING ON PAGE 19 for additional information about, including limitations on, and the availability and operation of the DCA fixed accounts. The DCA fixed accounts are only available for new Purchase Payments.


Each guarantee period may offer a different interest rate but will never be less than an annual effective rate of 3%. Once established the rates for specified payments do not change during the guarantee period. The guarantee period is that period for which we credit the applicable rate (one, three, five, seven or ten years).


There are three scenarios in which you may put money into the fixed account options. In each scenario your money may be credited a different rate of interest as follows:


     - Initial Rate: Rate credited to amounts allocated to the fixed account when you purchase your contract.

     - Current Rate: Rate credited to subsequent amounts allocated to the fixed account.


     - Renewal Rate: Rate credited to money transferred from a fixed account or a Variable Portfolio into a fixed account and to money remaining in a fixed account after expiration of a guarantee period. (Renewal rates do not apply to DCA fixed account options.)


Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires.


When a guarantee period ends, you may leave your money in the same fixed investment option (other than the DCA fixed accounts). You may also reallocate your money to another fixed investment option (other than the DCA fixed accounts) or to the Variable Portfolios. If you want to reallocate your money to a different fixed account option or a Variable Portfolio, you must contact us within 30 days after the end of the current interest guarantee period and instruct us how to reallocate the money. We do not contact you. If we do not hear from you, your money will remain in the same fixed account option, where it will earn interest at the renewal rate then in effect for the fixed account option.



The DCA fixed accounts also credit a fixed rate of interest. Interest is credited to amounts allocated to the 6-month or 1-year DCA fixed account while your investment is systematically transferred to the Variable Portfolios. The rates applicable to the DCA fixed accounts may differ from each other and/or the other fixed account options but will never be less than an annual effective rate of 3%. See DOLLAR COST AVERAGING ON PAGE 19 for more information.


MARKET VALUE ADJUSTMENT ("MVA")

NOTE: MARKET VALUE ADJUSTMENTS APPLY TO THE 3, 5, 7 AND 10-YEAR FIXED ACCOUNT OPTIONS ONLY. THESE OPTIONS ARE NOT AVAILABLE IN ALL STATES. PLEASE CONTACT YOUR FINANCIAL REPRESENTATIVE FOR MORE INFORMATION.

If you take money out of the multi-year fixed account options before the end of the guarantee period, we make a market value adjustment to your contract. We refer to the adjustment as a market value adjustment (the "MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the fixed account option and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the fixed account option. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the guarantee period from which you seek withdrawal. If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number between the interest rates currently offered for the two closest periods available.

Generally, if interest rates drop between the time you put your money into the fixed account options and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract.

Where the MVA is negative, we first deduct the adjustment from any money remaining in the fixed account option. If there is not enough money in the fixed account option to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount.

The multi-year MVA fixed accounts are not available to Maryland and Washington state policyholders.

Anchor National does not assess a MVA against withdrawals under the following circumstances:

     - If a withdrawal is made within 30 days after the end of a guarantee period;
     - If a withdrawal is made to pay contract fees and charges;
     - To pay a death benefit; and
     - Upon annuitization, if occurring on the latest Annuity Date.

APPENDIX C shows how we calculate the MVA.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or the fixed account options. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100. If less than $100 will remain in any Variable Portfolio after a transfer, that amount must be transferred as well.


You may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone subject to our rules. Additionally, you may access your account and request transfers between Variable Portfolios and/or the fixed account options through SunAmerica's website (http://www.sunamerica.com). We currently allow 15 free transfers per contract per year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year. However, transfers resulting from your participation in the automatic asset rebalancing program do not count against your 15 free transfers.


We may accept transfer requests by telephone unless you tell us not to on your contract application. Additionally, you may request transfers over the internet unless you indicate you do not wish your account to be traded over the internet. When receiving instructions over the telephone or the internet, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.


We may limit the number of transfers in any contract year or refuse any transfer request for you or others invested in the contract if we believe that excessive trading or a specific transfer request or group transfer requests may have a detrimental effect on unit values or the share prices of the underlying Variable Portfolios.


This product is not designed for professional "market timing" organizations or other organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programming transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These marketing timing strategies are disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors. If we determine, in our sole discretion, that your transfer patterns among the Variable Portfolios reflect a market timing strategy, we reserve the right to take action to protect the other investors. Such action may include but would not be limited to restricting the mechanisms you can use to request transfers among the Variable Portfolios or imposing penalty fees on such trading activity and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.



For information regarding transfers during the Income Phase, SEE INCOME OPTIONS ON PAGE 26.


We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

DOLLAR COST AVERAGING

The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio or the 1-year fixed account option (source accounts) to any other Variable Portfolio. Transfers may be monthly or quarterly and count against your 15 free transfers per contract year. You may change the frequency at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100, regardless of the source account. Fixed account options are not available as target accounts for the DCA program.

We also offer the 6-month and 1-year DCA fixed accounts exclusively to facilitate this program. If you elected to participate in the Principal Rewards Program, the 6-month and 1-year DCA fixed accounts are not available under your contract. The DCA fixed accounts only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate new Purchase Payments into a DCA fixed account, we transfer all your money allocated to that account into the Variable Portfolios over the selected 6-month or 1-year period. You cannot change the option or the frequency of transfers once selected.

If allocated to the 6-month DCA fixed account, we transfer your money over a maximum of 6 monthly transfers. We base the actual number of transfers on the total amount allocated to the account. For example, if you allocate $500 to the 6-month DCA fixed account, we transfer your money over a period of five months, so that each payment complies with the $100 per transfer minimum.

We determine the amount of the transfers from the 1-year DCA fixed account based on

     - the total amount of money allocated to the account, and

     - the frequency of transfers selected.

For example, let's say you allocate $1,000 to the 1-year DCA fixed account. You select monthly transfers. We completely transfer all of your money to the selected investment options over a period of ten months.

You may terminate your DCA program at any time. If money remains in the DCA fixed accounts, we transfer the remaining money to the 1-year fixed account option, unless we receive different instructions from you. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

---------------------------------------------
                 ACCUMULATION       UNITS
   QUARTER           UNIT         PURCHASED
---------------------------------------------
      1             $ 7.50           100
      2             $ 5.00           150
      3             $10.00            75
      4             $ 7.50           100
      5             $ 5.00           150
      6             $ 7.50           100
---------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING PROGRAM

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return.

At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Variable Portfolio(s) of your choice.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

Anchor National is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION


We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, we may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

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                              ACCESS TO YOUR MONEY
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You can access money in your contract in two ways:

     - by making a partial or total withdrawal; and/or

     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS ON PAGE 26.



Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal and a MVA if a partial withdrawal comes from the 3, 5, 7 or 10 year fixed account options. If you withdraw your entire contract value, we also deduct premium taxes and a contract maintenance fee. SEE EXPENSES ON PAGE 25.



Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a surrender penalty. However, upon a future full surrender of your contract in which there are Purchase Payments still subject to a withdrawal charge we will recoup any withdrawal charges which would have been due if your prior free withdrawal had not been free (except in the State of Washington for contracts with Principal Rewards). Additionally, if you participate in the Principal Rewards Program you will not receive your Deferred Payment Enhancement if you fully withdraw a Purchase Payment or your contract value prior to the corresponding Deferred Payment Enhancement Date. SEE PRINCIPAL REWARDS PROGRAM ON PAGE 14.



Purchase payments, above and beyond the amount of your free withdrawal amount, that are withdrawn prior to the end of the seventh or ninth year if you elect to participate in the Principal Rewards Program will result in your paying a penalty in the form of a surrender charge. The amount of the charge and how it applies are discussed more fully below. SEE EXPENSES ON PAGE 25. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.


To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms. These are penalty free earnings and the total invested amount.

The penalty-free earnings portion of your contract is simply your account value less your total invested amount. The total invested amount is the total of all Purchase Payments you have made into the contract less portions of some prior withdrawals you made. The portions of prior withdrawals that reduce your total invested amount are as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the part of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal, and

     - Any prior withdrawals (including withdrawal charges on those withdrawals) of the total invested amount on which you already paid a surrender penalty.

When you make a withdrawal, we assume that it is taken from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments which are no longer subject to a withdrawal charge before those Purchase Payments which are still subject to the withdrawal charge.

During the first year after we issue your contract your free withdrawal amount is the greater of (1) your penalty-free earnings; and (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount. If you are a Washington resident, you may withdraw during the first contract year, the greater of (1); (2); or (3) interest earnings from the amounts allocated to the fixed account options, not previously withdrawn.

After the first contract year, you can take out the greater of the following amounts each year (1) your penalty-free earnings and any portion of your total invested amount no longer subject to withdrawal charges; and (2) 10% of the portion of your total invested amount that has been in your contract for at least one year. If you are a Washington resident, your maximum free withdrawal amount, after the first contract year, is the greater of (1); (2); or (3) interest earnings from amounts allocated to the fixed account options, not previously withdrawn.

Although we do not assess a withdrawal charge when you take a 10% penalty-free withdrawal, we will proportionally reduce the amount of any corresponding Deferred Payment Enhancement.

We calculate charges due on a total withdrawal on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior Free Withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no subsequent Purchase Payments, and no Principal Rewards election. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In contract year 5 you request a full surrender of your contract. We will apply the following calculation,

A-(B x C)=D, where:
A=Your contract value at the time of your request for surrender ($90,000) B=The amount of your Purchase Payments still subject to withdrawal charge
  ($100,000)
C=The withdrawal charge percentage applicable to the age of each Purchase
  Payment (3%)[B x C=$3,000]
D=Your full surrender value ($87,000)

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100, after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option in which your contract is invested.

Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES ON PAGE 29.


We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM


During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $100. If you are an Oregon resident, the minimum withdrawal amount is $250 per withdrawal or an amount equal to your free withdrawal amount, as described on page 10. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge and/or MVA may apply.


The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge and/or market value adjustment on certain withdrawals prior to the Annuity Date (not available in Texas). The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. Your contract prohibits use of this waiver during the first 90 days after you purchase your contract. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract.

In order to use this waiver, you must submit with your withdrawal request, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and
(3) a bill from the nursing home which shows that you met the 60 day confinement requirement.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.

----------------------------------------------------------------
----------------------------------------------------------------
                                  DEATH BENEFIT
----------------------------------------------------------------
----------------------------------------------------------------


If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. At the time you purchase your contract, you must select one of the two death benefits options described below. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.



We will not pay a Deferred Payment Enhancement on a Purchase Payment if you die before the corresponding Deferred Payment Enhancement Date. SEE PRINCIPAL REWARDS PROGRAM ON PAGE 14.



We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS ON PAGE 26.


You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or
     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
     3. a written statement by a medical doctor who attended the deceased at the time of death; or
     4. any other proof satisfactory to us.

We may require additional proof before we pay the death benefit.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.


If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION ON PAGE 24.


If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.


The term Net Purchase Payment is used frequently in explaining these death benefit options. Net Purchase Payments is an on-going calculation. It does not represent a contract value.



We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total purchase payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.



To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced by taking the amount of the withdrawal in relation to the contract value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.



The term "Gross Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.



The information below describes the death benefits on contracts issued on or after October 24, 2001:



OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION



The death benefit is the greatest of:



     1.the contract value at the time we receive all required paperwork and satisfactory proof of death; or



     2.Net Purchase Payments compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals in the same proportion that the Gross Withdrawal reduced contract value on the date of the Gross Withdrawal; or



     3.the contract value on the seventh contract anniversary, plus any Purchase
       Payments since the seventh contract anniversary; and reduced for any Gross Withdrawals since the seventh contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any purchase payments recorded after the date of death; and reduced for each Gross Withdrawal recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.



OPTION 2 - MAXIMUM ANNIVERSARY OPTION



The death benefit is the greatest of:



     1.the contract value at the time we receive all required paperwork and satisfactory proof of death; or



     2.Net Purchase Payments; or



     3.the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Gross Withdrawals since the contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.



If you are age 90 or older at the time of death and selected the Option 2 death benefit, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of Option 2 if:



     - you are age 81 or older at the time of contract issue; or



     - you are age 90 or older at the time of your death.



The death benefit options on contracts issued before October 24, 2001 would be subject to a different calculation. Please see the Statement of Additional Information for details.


ESTATEPLUS

EstatePlus is an optional benefit that, if selected, may increase your death benefit amount.


The EstatePlus benefit may increase the death benefit amount. If you have earnings in your contract at the time of death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or Maximum Anniversary options. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Percentage.


The table below provides the details if you are age 69 or younger at the time we issue your contract:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE       ESTATEPLUS PERCENTAGE
-------------------------------------------------------------
 Years 0-4         25% of earnings      40% of Net Purchase
                                        Payments
-------------------------------------------------------------
 Years 5-9         40% of earnings      65% of Net Purchase
                                        Payments*
-------------------------------------------------------------
 Years 10+         50% of earnings      75% of Net Purchase
                                        Payments*
-------------------------------------------------------------

If you are between your 70th and 81st birthdays at the time we issue your contract the table below shows the available EstatePlus benefit:

---------------------------------------------------------------
                                                  MAXIMUM
    CONTRACT YEAR           ESTATEPLUS           ESTATEPLUS
      OF DEATH              PERCENTAGE           PERCENTAGE
---------------------------------------------------------------
 All Contract Years     25% of earnings      40% of Net
                                             Purchase Payments*
---------------------------------------------------------------

* Purchase Payments received after the 5(th) contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods beginning with the date your contract is issued and ending on the date of death.

What is the EstatePlus Percentage Amount?

We determine the amount of the EstatePlus benefit, based on a percentage of the earnings in your contract at the time of your death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If the earnings amount is negative, no EstatePlus amount will be added.

What is the Maximum EstatePlus Amount?

The EstatePlus benefit is subject to a maximum dollar amount. The maximum EstatePlus amount is equal to a percentage of your Net Purchase Payments.

You must elect EstatePlus at the time of contract application. Once elected, you may not terminate or change this election.

We assess a 0.25% fee for EstatePlus. On a daily basis we deduct this annual charge from the average daily ending value of the assets you have allocated to the Variable Portfolios.


EstatePlus is not available if you are age 81 or older at the time we issue your contract. Furthermore, a Continuing Spouse cannot benefit from EstatePlus if he/she is age 81 or older on the Continuation Date. SEE SPOUSAL CONTINUATION BELOW. The EstatePlus benefit is not payable after the latest Annuity Date. You may pay for the EstatePlus benefit and your beneficiary may never receive the benefit if you live past the latest Annuity Date. SEE INCOME OPTIONS ON PAGE 26.


EstatePlus may not be available in your state or through the broker-dealer with which your financial advisor is affiliated. See your financial advisor for information regarding availability.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ESTATEPLUS BENEFIT (IN ITS ENTIRETY OR ANY COMPONENT AT ANY TIME) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

If you are the original owner of the contract and the Beneficiary is your spouse, your spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). Generally, the contract and its elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios or MVA fixed accounts, they will be subject to investment risk as was the original owner.

Upon a spouse's continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except as explained in Appendix D.

Generally, the Continuing Spouse cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of EstatePlus. We will terminate EstatePlus if the Continuing Spouse is age 81 or older on the Continuation Date. If EstatePlus is terminated or if the Continuing Spouse dies after the latest Annuity Date, no EstatePlus benefit will be payable. The age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract. SEE APPENDIX D FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

----------------------------------------------------------------
----------------------------------------------------------------
                                    EXPENSES
----------------------------------------------------------------
----------------------------------------------------------------

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

INSURANCE CHARGES


The Company deducts a mortality and expense risk charge in the amount of 1.52% annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.



Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.



If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The Insurance Charge is expected to result in a profit. Profit may be used for any legitimate cost/expense including distribution, depending upon market conditions.



     OTHER REVENUE



We may receive compensation of up to 0.25% from the investment advisers of certain of the Underlying Funds for services related to the availability of those Underlying Funds in the Contract.


WITHDRAWAL CHARGES


The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ON PAGE 21. If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge. You may also incur a withdrawal charge upon a full surrender.


We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 7 complete years, or 9 years if you elected to participate in the Principal Rewards Program, no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines each year a Purchase Payment is in the contract. The two withdrawal charge schedules are as follows:

WITHDRAWAL CHARGE WITHOUT THE PRINCIPAL REWARDS PROGRAM

-----------------------------------------------------------------------------------------
      YEAR           1        2        3        4        5        6        7        8
-----------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE              7%       6%       5%       4%       3%       2%       1%       0%
-----------------------------------------------------------------------------------------

WITHDRAWAL CHARGE WITH THE PRINCIPAL REWARDS PROGRAM

-----------------------------------------------------------------------------------------------------------
      YEAR           1        2        3        4        5        6        7        8        9        10
-----------------------------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE              9%       9%       8%       7%       6%       5%       4%       3%       2%       0%
-----------------------------------------------------------------------------------------------------------

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

These higher potential withdrawal charges may compensate us for the expenses associated with the Principal Rewards Program.

The Principal Rewards feature of this contract is designed to reward long term investing. We expect that if you remain committed to this investment over the long term, we will profit as a result of fees charged over the life of your contract. However, neither the mortality and expense fees, distribution expenses, contract administration fee nor the investment management fees are higher on the Principal Rewards version, than the contract without an election of the bonus feature.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn.


We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. We will not assess a withdrawal charge when you switch to the Income Phase, except when you elect to receive income payments using the Income Protector feature. If you elect to receive income payments using the Income Protector feature, we assess the entire withdrawal charge applicable to Purchase Payments remaining in your contract when calculating your income benefit base. SEE INCOME OPTIONS ON PAGE 26.



Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES ON PAGE 29.

INVESTMENT CHARGES

     INVESTMENT MANAGEMENT FEES

Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Variable Portfolios. THE FEE TABLES LOCATED AT PAGE 5 illustrate these charges and expenses. For more detailed information on these investment charges, refer to the prospectuses for the Trusts which are attached.

     SERVICE FEES

Shares of certain trusts may be subject to fees imposed under a service plan adopted by that Trust pursuant to Rule 12(b)(1) of the Investment Company Act of 1940. This service fee of 0.25 for the Van Kampen Life Investment Trust portfolios is also known as a 12(b)(1) fee. Generally, this fee may be paid to financial intermediaries for services provided over the life of the contract. SEE FEE TABLES ON PAGE 5.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we subtract a contract maintenance fee from your account once per year. This charge compensates us for the cost of contract administration. We deduct the $35 contract maintenance fee ($30 in North Dakota) from your account value on your contract anniversary. If you withdraw your entire contract value, we deduct the fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we will waive the charge. This waiver is subject to change without notice.

TRANSFER FEE


We currently permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year ($10 in Pennsylvania and Texas). SEE INVESTMENT OPTIONS ON PAGE 16.


OPTIONAL ESTATEPLUS FEE

Please see page 21 for more information on the EstatePlus fee.

PREMIUM TAX

Certain states charge the Company a tax on the premiums you pay into the contract. We deduct from your contract these premium tax charges. Currently we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

APPENDIX E provides more information about premium taxes.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

Anchor National may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.
----------------------------------------------------------------
----------------------------------------------------------------
                                 INCOME OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.


If you switch to the Income Phase prior to a Deferred Payment Enhancement Date, we will not allocate the corresponding Deferred Payment Enhancement to your contract. SEE PRINCIPAL REWARDS PROGRAM ON PAGE 14.


Income payments must begin on or before your 95th birthday or on your tenth contract anniversary, whichever occurs later (latest Annuity Date). If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES ON PAGE 29.


INCOME OPTIONS

Currently, this Contract offers five standard income options. Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments based on joint lives, we pay according to Option 3 for a period of 10 years.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed income payments being made) may redeem any remaining guaranteed variable income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

For more information regarding income options using the Income Protection feature, please see below.

Please read the Statement of Additional Information ("SAI") for a more detailed discussion of the income options.

FIXED OR VARIABLE INCOME PAYMENTS


You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable and if your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable unless otherwise elected. If income payments are fixed, Anchor National guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.


INCOME PAYMENTS

We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments, state law allowing.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin; and

     - the value of your contract in the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

THE INCOME PROTECTOR FEATURE

The Income Protector feature is a future "safety net" which offers you the ability to receive a guaranteed fixed minimum retirement income when you switch to the Income Phase. With the Income Protector feature you know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions.

The Income Protector is a standard feature of your contract. There is no additional charge associated with this feature. This feature may not be available in your state. Check with your financial representative regarding availability.

Other options were previously available under the Income Protector feature. Generally, if you purchased your contract between November 2, 1998 and March 31, 1999 and the Income Protector feature was available in your state at that time, the other provisions continue to apply to your contract. Please contact our Annuity Service Center for more information.

We reserve the right to modify, suspend or terminate the Income Protector feature at any time.

HOW WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME

We base the amount of minimum income available to you if you elect to receive income payments using the Income Protector feature upon a calculation we call the income benefit base.

The income benefit base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.

Your income benefit base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The exact income benefit base calculation is equal to (a) plus (b) minus (c) where:

     (a) is equal to, for the first year of calculation, your initial Purchase Payment, or for each subsequent year of calculation, the income benefit base on the prior contract anniversary, and;

     (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the last contract anniversary, and;
     (c) is equal to all withdrawals and applicable fees and charges since the last contract anniversary, in an amount proportionate to the amount by which such withdrawals decreased your contract value.

ELECTING TO RECEIVE INCOME PAYMENTS

You may elect to begin the Income Phase of your contract using the Income Protector feature ONLY within the 30 days after the seventh or later contract anniversary.

The contract anniversary prior to your election to begin receiving income payments is your income benefit date. This is the date as of which we calculate your income benefit base to use in determining your guaranteed minimum fixed retirement income. Your final income benefit base is equal to (a) minus (b) where:

     (a) is equal to your income benefit base as of your income benefit date, and;

     (b) is equal to any partial withdrawals of contract value and any charges applicable to those withdrawals and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract as the income benefit date, and any applicable premium taxes.

To arrive at the minimum guaranteed retirement income available to you we apply to your final income benefit base to the annuity rates stated in your Income Protector endorsement for the income option you select. You then choose if you would like to receive that income annually, semi-annually quarterly or monthly for the time guaranteed under your selected income option. The income options available when using the income protector feature to receive your retirement income are:

     - Life Annuity with 10 Years Guaranteed, or

     - Joint and Survivor Life Annuity with 20 Years Guaranteed

At the time you elect to begin receiving income payments, we will calculate your income payments using both your income benefit base and your contract value. We will use the same income option for each calculation, however, the annuity factors used to calculate your income under the Income Protector feature will be different. You will receive whichever provides a greater stream of income. If you elect to receive income payments using the Income Protector feature your income payments will be fixed in amount. You are not required to use the Income Protector feature to receive income payments.

If a Spousal Beneficiary elects to continue the contract on the death of the original owner, the Income Protector feature will continue. The Continuation Contribution is not a purchase payment and therefore will not impact the income benefit base calculation. The waiting period before electing to use the

Income Protector feature will be counted from the original issue date of the contract.

NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an income option which does not exceed your life expectancy. That restriction, if it applies to you, may limit your ability to use the Income Protector feature.

You may wish to consult your tax advisor for information concerning your particular circumstances. SEE APPENDIX F FOR AN EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR FEATURE.


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                                      TAXES

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NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF
THE SUBJECT. THIS INFORMATION ADDRESSES GENERAL FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE.



ANNUITY CONTRACTS IN GENERAL



The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.



If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.



If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.



TAX TREATMENT OF DISTRIBUTIONS -- NON-QUALIFIED CONTRACTS



If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or
(6) which are attributable to Purchase Payments made prior to August 14, 1982.



TAX TREATMENT OF DISTRIBUTIONS -- QUALIFIED CONTRACTS



Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances:
(1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die;
(3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); and, except in the case of an IRA; (8) when you separate from service after attaining age 55; and (9) when paid to an alternate payee pursuant to a qualified domestic relations order.



The IRC limits the withdrawal of an employee's voluntary Purchase Payments to a Tax-Sheltered Annuity (TSA).

Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.



Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.



MINIMUM DISTRIBUTIONS



Generally, the IRS requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.



You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.



Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.



You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semiannual or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.


TAX TREATMENT OF DEATH BENEFITS



Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.



Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.



If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This Contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.



CONTRACTS OWNED BY A TRUST OR CORPORATION



A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.



GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A NON-QUALIFIED CONTRACT



If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis.

The recipient's cost basis will be increased by the amount on which you will pay federal taxes. Also, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning or pledging a non-qualified contract.



DIVERSIFICATION



The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying Variable Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.



The diversification regulations do not provide guidance as to the circumstances under which you, and not Anchor National, would be considered the owner of the shares of the Variable Portfolios under your Nonqualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Nonqualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.



These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.


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                                   PERFORMANCE
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----------------------------------------------------------------

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When we advertise performance for periods prior to the date the contracts were first issued, we derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the contract was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.

Consult the Statement of Additional Information for more detailed information regarding the calculation of performance data. The performance of each Variable Portfolio may also be measured against unmanaged market indices. The indices we use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the Variable Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

Anchor National may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch IBCA Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch IBCA Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.

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                                OTHER INFORMATION
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ANCHOR NATIONAL

Anchor National is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, Anchor National redomesticated under the laws of the state of Arizona.

Anchor National and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, SunAmerica Asset Management Corp., and the SunAmerica Financial Network, Inc. (comprising six-wholly owned broker-dealers), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds and broker-dealer services.

THE SEPARATE ACCOUNT

Anchor National established Variable Separate Account ("separate account"), under Arizona law on January 1, 1996 when it assumed the separate account, originally established under California law on June 25, 1981. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended. Assets in the separate account are not guaranteed by Anchor National.

Anchor National owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by Anchor National. Income gains and losses (realized and unrealized) resulting from assets in the separate account are credited to or charged against the separate account without regard to other income gains or losses of Anchor National.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into Anchor National's general account. The general account consists of all of Anchor National's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any Anchor National contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 7% of your Purchase Payments. Contracts sold with the Principal Rewards program may result in our paying lower commission. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services, an affiliate of Anchor National, is registered as a broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS


There are no pending legal proceedings affecting the Separate Account. Anchor National and its subsidiaries engage in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets, with the potential exception of McMurdie, et al. v. SunAmerica Inc., et al, Case No. BC 194082, filed on July 10, 1998 in the Superior Court for the County of Los Angeles. This lawsuit is a representative action wherein the plaintiffs allege violations of California's Business and Professions Code Sections 17200 et seq. The Company is vigorously defending the lawsuit. The probability of any particular outcome is not reasonably estimable at this time.


OWNERSHIP

The PolarisII Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate. In some states, a Flexible Payment Individual Modified Guaranteed and Variable Deferred Annuity contract is available instead. Such a contract is identical to the contract described in this prospectus, with the exception that we issue it directly to the owner.

CUSTODIAN

State Street Bank and Trust Company, 255 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the separate account. Anchor National pays State Street Bank for services provided, based on a schedule of fees.

INDEPENDENT ACCOUNTANTS


The audited consolidated financial statements of AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company) at December 31, 2001 and 2000, for the years ended December 31, 2001, 2000 and 1999 and the audited financial statements of Variable Separate Account (Portion Relating to the Polaris II Variable Annuity) at December 31, 2001, and for the years ended December 31, 2001 and 2000, are incorporated by reference in this prospectus in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.
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                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are tabulated below.


Separate Account..............................     3
General Account...............................     3
Performance Data..............................     4
Income Payments...............................    10
Death Benefit Options for Contracts Issued
  Before October 24, 2001.....................    10
Annuity Unit Values...........................    11
Taxes.........................................    14
Distribution of Contracts.....................    17
Financial Statements..........................    18

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                      INCEPTION TO   FISCAL YEAR   FISCAL YEAR    11/30/99-      FISCAL YEAR       FISCAL YEAR
             PORTFOLIOS                 11/30/97      11/30/98      11/30/99      12/31/99         12/31/00          12/31/01
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation (Inception Date - 6/3/97)
        Beginning AUV...............   $   18.52      $   21.26    $    23.72    $    36.39    (a) $43.17        (a) $39.336
                                                                                               (b) $43.17        (b) $39.336
        Ending AUV..................   $   21.26      $   23.72    $    36.39    $    43.17    (a) $39.34        (a) $33.864
                                                                                               (b) $39.34        (b) $33.775
        Ending Number of AUs........   1,392,262      7,356,862    13,201,318    13,721,175    (a) 19,549,855    (a) 20,540,882
                                                                                               (b) --            (b) 419,516
---------------------------------------------------------------------------------------------------------------------------------
  Government and Quality Bond (Inception Date - 6/11/97)
        Beginning AUV...............   $   11.99      $   12.65    $    13.66    $    13.37    (a) $13.28        (a) $14.557
                                                                                               (b) $13.28        (b) $14.557
        Ending AUV..................   $   12.65      $   13.66    $    13.37    $    13.28    (a) $14.56        (a) $15.330
                                                                                               (b) $14.56        (b) $15.292
        Ending Number of AUs........     395,258      5,697,571    11,644,751    11,975,781    (a) 14,182,463    (a) 20,198,773
                                                                                               (b) --            (b) 479,420
---------------------------------------------------------------------------------------------------------------------------------
  Growth (Inception Date - 6/3/97)
        Beginning AUV...............   $   17.93      $   20.31    $    24.41    $    29.74    (a) $32.61        (a) $31.785
                                                                                               (b) $32.61        (b) $31.785
        Ending AUV..................   $   20.31      $   24.41    $    29.74    $    32.61    (a) $31.78        (a) $27.208
                                                                                               (b) $31.78        (b) $27.144
        Ending Number of AUs........     789,274      3,678,108     6,788,755     7,022,979    (a) 10,117,970    (a) 11,155,857
                                                                                               (b) --            (b) 249,712
---------------------------------------------------------------------------------------------------------------------------------
  Natural Resources (Inception Date - 6/4/97)
        Beginning AUV...............   $   12.39      $   11.14    $     9.30    $    11.40    (a) $12.50        (a) $14.706
                                                                                               (b) $12.50        (b) $14.706
        Ending AUV..................   $   11.14      $    9.30    $    11.40    $    12.50    (a) $14.71        (a) $14.327
                                                                                               (b) $14.71        (b) $14.289
        Ending Number of AUs........     195,946        641,479     1,180,750     1,166,052    (a) 1,895,730     (a) 2,107,217
                                                                                               (b) --            (b) 65,345
---------------------------------------------------------------------------------------------------------------------------------
  Aggressive Growth (Inception Date - 6/9/97)
        Beginning AUV...............   $   10.03      $   11.51    $    11.86    $    19.02    (a) $24.30        (a) $20.283
                                                                                               (b) $24.30        (b) $20.283
        Ending AUV..................   $   11.51      $   11.86    $    19.02    $    24.30    (a) $20.28        (a) $13.648
                                                                                               (b) $20.28        (b) $13.621
        Ending Number of AUs........     821,105      2,794,187     6,626,618     7,344,520    (a) 12,934,676    (a) 11,741,647
                                                                                               (b) --            (b) 165,723
---------------------------------------------------------------------------------------------------------------------------------
  Alliance Growth (Inception Date - 6/2/97)
        Beginning AUV...............   $   21.81      $   24.51    $    32.81    $    44.31    (a) $48.56        (a) $38.509
                                                                                               (b) $48.56        (b) $38.509
        Ending AUV..................   $   24.51      $   32.81    $    44.31    $    48.56    (a) $38.51        (a) $32.621
                                                                                               (b) $38.51        (b) $32.541
        Ending Number of AUs........   2,092,044     12,001,651    24,844,446    25,720,432    (a) 33,118,445    (a) 32,796,144
                                                                                               (b) --            (b) 424,109
---------------------------------------------------------------------------------------------------------------------------------
  Asset Allocation (Inception Date - 6/3/97)
        Beginning AUV...............   $   16.59      $   17.98    $    18.22    $    19.10    (a) $19.81        (a) $19.448
                                                                                               (b) $19.81        (b) $19.448
        Ending AUV..................   $   17.98      $   18.22    $    19.10    $    19.81    (a) $19.45        (a) $18.614
                                                                                               (b) $19.45        (b) $18.582
        Ending Number of AUs........   1,498,681      8,996,522    11,800,263    11,832,744    (a) 11,738,646    (a) 11,549,900
                                                                                               (b) --            (b) 93,512
---------------------------------------------------------------------------------------------------------------------------------
  Blue Chip Growth (Inception Date - 7/10/00)
        Beginning AUV...............          --             --            --            --    (a) $10.00        (a) $8.569
                                                                                               (b) $10.00        (b) $8.569
        Ending AUV..................          --             --            --            --    (a) $8.57         (a) $6.692
                                                                                               (b) $8.57         (b) $6.674
        Ending Number of AUs........          --             --            --            --    (a) 1,222,398     (a) 3,041,531
                                                                                               (b) --            (b) 178,390
---------------------------------------------------------------------------------------------------------------------------------
  Cash Management (Inception Date - 6/5/97)
        Beginning AUV...............   $   11.24      $   11.43    $    11.83    $    12.20    (a) $12.25        (a) $12.793
                                                                                               (b) $12.25        (b) $12.793
        Ending AUV..................   $   11.43      $   11.83    $    12.20    $    12.25    (a) $12.79        (a) $13.062
                                                                                               (b) $12.79        (b) $13.028
        Ending Number of AUs........   1,514,290      5,488,046    13,454,926    14,181,154    (a) 14,798,813    (a) 20,961,757
                                                                                               (b) --            (b) 554,085
---------------------------------------------------------------------------------------------------------------------------------
             AUV - Accumulation Unit Value
             AU - Accumulation Units
             (a) Without election of the optional EstatePlus feature.
             (b) With election of the optional EstatePlus feature.

                                      INCEPTION TO   FISCAL YEAR   FISCAL YEAR    11/30/99-      FISCAL YEAR       FISCAL YEAR
             PORTFOLIOS                 11/30/97      11/30/98      11/30/99      12/31/99         12/31/00          12/31/01
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Corporate Bond (Inception Date - 6/9/97)
        Beginning AUV...............   $   11.83      $   12.54    $    13.15    $    12.78    (a) $12.76        (a) $13.190
                                                                                               (b) $12.76        (b) $13.190
        Ending AUV..................   $   12.54      $   13.15    $    12.78    $    12.76    (a) $13.19        (a) $13.972
                                                                                               (b) $13.19        (b) $13.933
        Ending Number of AUs........     328,300      3,633,064     7,121,685     7,196,448    (a) 7,598,504     (a) 10,226,795
                                                                                               (b) --            (b) 249,861
---------------------------------------------------------------------------------------------------------------------------------
  Davis Venture Value (Inception Date - 6/2/97)
        Beginning AUV...............   $   18.63      $   21.30    $    23.36    $    26.57    (a) $27.88        (a) $30.052
                                                                                               (b) $27.88        (b) $30.052
        Ending AUV..................   $   21.30      $   23.36    $    26.57    $    27.88    (a) $30.05        (a) $26.245
                                                                                               (b) $30.05        (b) $26.176
        Ending Number of AUs........   4,281,879     20,734,371    32,218,454    32,960,877    (a) 42,436.151    (a) 45,588,640
                                                                                               (b) --            (b) 933,871
---------------------------------------------------------------------------------------------------------------------------------
  "Dogs of Wall Street" (Inception Date - 4/1/98)
        Beginning AUV...............   $      --      $   10.00    $     9.71    $     9.12    (a) $8.99         (a) $9.122
                                                                                               (b) $8.99         (b) $9.122
        Ending AUV..................   $      --      $    9.71    $     9.12    $     8.99    (a) $9.12         (a) $9.692
                                                                                               (b) $9.12         (b) $9.668
        Ending Number of AUs........          --      4,324,225     8,879,703     8,952,838    (a) 7,474,726     (a) 8,422,179
                                                                                               (b) --            (b) 132,744
---------------------------------------------------------------------------------------------------------------------------------
  Emerging Markets (Inception Date - 6/5/97)
        Beginning AUV...............   $   10.14      $    7.97    $     6.14    $     8.99    (a) $10.77        (a) $6.755
                                                                                               (b) $10.77        (b) $6.755
        Ending AUV..................   $    7.97      $    6.14    $     8.99    $    10.77    (a) $6.75         (a) $6.539
                                                                                               (b) $6.75         (b) $6.523
        Ending Number of AUs........     663,212      2,574,316     4,857,715     5,310,973    (a) 8,357,898     (a) 8,225,699
                                                                                               (b) --            (b) 84,736
---------------------------------------------------------------------------------------------------------------------------------
  Federated Value (Inception Date - 6/4/97)
        Beginning AUV...............   $   12.14      $   13.62    $    15.86    $    16.43    (a) $16.89        (a) $17.029
                                                                                               (b) $16.89        (b) $17.029
        Ending AUV..................   $   13.62      $   15.86    $    16.43    $    16.89    (a) $17.03        (a) $16.381
                                                                                               (b) $17.03        (b) $16.335
        Ending Number of AUs........     736,333      3,783,248     6,616,993     6,700,126    (a) 7,439,722     (a) 9,390,883
                                                                                               (b) --            (b) 148,736
---------------------------------------------------------------------------------------------------------------------------------
  Global Bond (Inception Date - 6/11/97)
        Beginning AUV...............   $   12.41      $   13.08    $    14.40    $    14.11    (a) $14.09        (a) $15.158
                                                                                               (b) $14.09        (b) $15.158
        Ending AUV..................   $   13.08      $   14.40    $    14.11    $    14.09    (a) $15.16        (a) $15.678
                                                                                               (b) $15.16        (b) $15.639
        Ending Number of AUs........     183,563      1,342,157     2,692,066     2,749,995    (a) 3,502,566     (a) 4,077,848
                                                                                               (b) --            (b) 139,008
---------------------------------------------------------------------------------------------------------------------------------
  Global Equities (Inception Date - 6/3/97)
        Beginning AUV...............   $   16.54      $   16.90    $    19.21    $    24.20    (a) $26.57        (a) $21.653
                                                                                               (b) $26.57        (b) $21.653
        Ending AUV..................   $   16.90      $   19.21    $    24.20    $    26.57    (a) $21.65        (a) $17.472
                                                                                               (b) $21.65        (b) $17.425
        Ending Number of AUs........     600,294      2,566,912     4,915,631     5,366,080    (a) 9,807,829     (a) 10,081,336
                                                                                               (b) --            (b) 85,889
---------------------------------------------------------------------------------------------------------------------------------
  Goldman Sachs Research (Inception Date - 7/5/00)
        Beginning AUV...............          --             --            --            --    (a) $10.00        (a) $9.735
                                                                                               (b) $10.00        (b) $9.735
        Ending AUV..................          --             --            --            --    (a) $9.74         (a) $7.173
                                                                                               (b) $9.74         (b) $7.154
        Ending Number of AUs........          --             --            --            --    (a) 2,906,979     (a) 3,150,473
                                                                                               (b) --            (b)227,904
---------------------------------------------------------------------------------------------------------------------------------
  Growth-Income (Inception Date - 6/3/97)
        Beginning AUV...............   $   18.84      $   21.41    $    25.71    $    33.11    (a) $35.91        (a) $32.417
                                                                                               (b) $35.91        (b) $32.417
        Ending AUV..................   $   21.41      $   25.71    $    33.11    $    35.91    (a) $32.42        (a) $26.847
                                                                                               (b) $32.42        (b) $26.783
        Ending Number of AUs........   1,949,292      9,786,202    19,070,913    19,671,134    (a) 25,858,191    (a) 26,032,596
                                                                                               (b) --            (b) 345,030
---------------------------------------------------------------------------------------------------------------------------------
  Growth Opportunities (Inception Date - 7/6/00)
        Beginning AUV...............          --             --            --            --    (a) $10.00        (a) $8.829
                                                                                               (b) $10.00        (b) $8.829
        Ending AUV..................          --             --            --            --    (a) $8.83         (a) $5.807
                                                                                               (b) $8.83         (b) $5.798
        Ending Number of AUs........          --             --            --            --    (a) 2,537,947     (a) 4,404,177
                                                                                               (b) --            (b) 150,318
---------------------------------------------------------------------------------------------------------------------------------
             AUV - Accumulation Unit Value
             AU - Accumulation Units
             (a) Without election of the optional EstatePlus feature.
             (b) With election of the optional EstatePlus feature.

                                      INCEPTION TO   FISCAL YEAR   FISCAL YEAR    11/30/99-      FISCAL YEAR       FISCAL YEAR
             PORTFOLIOS                 11/30/97      11/30/98      11/30/99      12/31/99         12/31/00          12/31/01
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
High-Yield Bond (Inception Date - 6/9/97)
        Beginning AUV...............   $   13.63      $   14.66    $    14.25    $    14.71    (a) $14.87        (a) $13.278
                                                                                               (b) $14.87        (b) $13.278
        Ending AUV..................   $   14.66      $   14.25    $    14.71    $    14.87    (a) $13.28        (a) $12.511
                                                                                               (b) $13.28        (b) $12.489
        Ending Number of AUs........     758,856      5,006,115     7,918,425     8,096,738    (a) 8,995,563     (a) 9,717,178
                                                                                               (b) --            (b) 211,929
---------------------------------------------------------------------------------------------------------------------------------
  International Diversified Equities (Inception Date - 6/4/97)
        Beginning AUV...............   $   12.04      $   11.62    $    13.53    $    15.49    (a) $16.92        (a) $13,614
                                                                                               (b) $16.92        (b) $13.614
        Ending AUV..................   $   11.62      $   13.53    $    15.49    $    16.92    (a) $13.61        (a) $10.196
                                                                                               (b) $13.61        (b) $10.162
        Ending Number of AUs........   1,040,812      4,519,545     6,989,492     7,176,791    (a) 9,563,404     (a) 9,259,404
                                                                                               (b) --            (b) 145,800
---------------------------------------------------------------------------------------------------------------------------------
  International Growth and Income (Inception Date - 6/4/97)
        Beginning AUV...............   $    9.97      $   10.33    $    11.16    $    13.40    (a) $14.07        (a) $14.023
                                                                                               (b) $14.07        (b) $14.023
        Ending AUV..................   $   10.33      $   11.16    $    13.40    $    14.07    (a) $14.02        (a) $10.743
                                                                                               (b) $14.02        (b) $10.713
        Ending Number of AUs........   1,310,126      6,738,263    11,676,801    12,288,580    (a) 17,253,320    (a) 17,888,673
                                                                                               (b) --            (b) 344,784
---------------------------------------------------------------------------------------------------------------------------------
  Marsico Growth (Inception Date - 12/29/00)
        Beginning AUV...............          --             --            --            --    (a) $10.00        (a) $10.000
                                                                                               (b) $10.00        (b) $10.000
        Ending AUV..................          --             --                          --    (a) $10.00        (a) $8.521
                                                                                               (b) $10.00        (b) $8.498
        Ending Number of AUs........          --             --            --            --    (a) $46.00        (a) 1,236,562
                                                                                               (b) --            (b) 277,115
---------------------------------------------------------------------------------------------------------------------------------
  MFS Growth and Income (Inception Date - 6/4/97)
        Beginning AUV...............   $   15.82      $   17.63    $    20.46    $    22.55    (a) $23.67        (a) $23.224
                                                                                               (b) $23.67        (b) $23.224
        Ending AUV..................   $   17.63      $   20.46    $    22.55    $    23.67    (a) $23.22        (a) $19.203
                                                                                               (b) $23.22        (b) $19.159
        Ending Number of AUs........     191,101        694,076     4,109,201     4,397,413    (a) 6,735,966     (a) 8,156,869
                                                                                               (b) --            (b) 255,263
---------------------------------------------------------------------------------------------------------------------------------
  MFS Mid-Cap Growth (Inception Date - 4/5/99)
        Beginning AUV...............          --             --            --    $    14.23    (a) $16.31        (a) $17.607
                                                                                               (b) $16.31        (b) $17.607
        Ending AUV..................          --             --    $    14.23    $    16.31    (a) $17.61        (a) $13.420
                                                                                               (b) $17.61        (b) $13.385
        Ending Number of AUs........          --             --     2,204,857     2,713,848    (a) 13,667,663    (a) 16,760,748
                                                                                               (b) --            (b) 642,519
---------------------------------------------------------------------------------------------------------------------------------
  MFS Total Return (Inception Date - 6/10/97)
        Beginning AUV...............   $   14.44      $   15.45    $    17.28    $    18.50    (a) $18.60        (a) $21.433
                                                                                               (b) $18.60        (b) $21.433
        Ending AUV..................   $   15.45      $   17.28    $    18.50    $    18.60    (a) $21.43        (a) $21.225
                                                                                               (b) $21.43        (b) $21.183
        Ending Number of AUs........     218,391      1,492,175     4,740,884     5,054,346    (a) 7,385,194     (a) 13,032,692
                                                                                               (b) --            (b) 673,743
---------------------------------------------------------------------------------------------------------------------------------
  Putnam Growth (Inception Date - 6/3/97)
        Beginning AUV...............   $   15.80      $   18.47    $    22.29    $    28.36    (a) $31.67        (a) $25.556
                                                                                               (b) $31.67        (b) $25.556
        Ending AUV..................   $   18.47      $   22.29    $    28.36    $    31.67    (a) $25.56        (a) $19.097
                                                                                               (b) $25.56        (b) $19.049
        Ending Number of AUs........     831,178      4,949,624    11,111,497    11,459,476    (a) 15,003,547    (a) 14,599,473
                                                                                               (b) --            (b) 133,955
---------------------------------------------------------------------------------------------------------------------------------
  Real Estate (Inception Date - 6/4/97)
        Beginning AUV...............   $    9.98      $   11.44    $     9.80    $     8.50    (a) $8.91         (a) $10.856
                                                                                               (b) $8.91         (b) $10.856
        Ending AUV..................   $   11.44      $    9.80    $     8.50    $     8.91    (a) $10.86        (a) $11.339
                                                                                               (b) $10.86        (b) $11.307
        Ending Number of AUs........     887,321      3,336,767     3,959,755     3,993,765    (a) 4,778,388     (a) 5,036,997
                                                                                               (b) --            (b) 46,928
---------------------------------------------------------------------------------------------------------------------------------
  SunAmerica Balanced (Inception Date - 6/5/97)
        Beginning AUV...............   $   11.84      $   13.22    $    15.60    $    18.23    (a) $19.69        (a) $17.560
                                                                                               (b) $19.69        (b) $17.560
        Ending AUV..................   $   13.22      $   15.60    $    18.23    $    19.69    (a) $17.56        (a) $15.021
                                                                                               (b) $17.56        (b) $14.988
        Ending Number of AUs........     363,136      3,543,245    11,283,979    11,995,695    (a) 17,356,197    (a) 18,029,355
                                                                                               (b) --            (b) 169,447
---------------------------------------------------------------------------------------------------------------------------------
             AUV - Accumulation Unit Value
             AU - Accumulation Units
             (a) Without election of EstatePlus
             (b) With election of EstatePlus. (This feature became available December 29, 2000. Therefore,
 Ending Number of AUs are not yet available.)

                                      INCEPTION TO   FISCAL YEAR   FISCAL YEAR    11/30/99-      FISCAL YEAR       FISCAL YEAR
             PORTFOLIOS                 11/30/97      11/30/98      11/30/99      12/31/99         12/31/00          12/31/01
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Technology (Inception Date - 7/5/00)
        Beginning AUV...............          --             --            --            --    (a) $10.00        (a) $6.692
                                                                                               (b) $10.00        (b) $6.692
        Ending AUV..................          --             --            --            --    (a) $6.69         (a) $3.452
                                                                                               (b) $6.69         (b) $3.444
        Ending Number of AUs........          --             --            --            --    (a) 5,369,650     (a) 8,649,828
                                                                                               (b) --            (b) 547,923
---------------------------------------------------------------------------------------------------------------------------------
  Telecom Utility (Inception Date - 6/6/97)
        Beginning AUV...............   $   11.41      $   12.74    $    14.56    $    15.16    (a) $15.11        (a) $13.538
                                                                                               (b) $15.11        (b) $13.538
        Ending AUV..................   $   12.74      $   14.56    $    15.16    $    15.11    (a) $13.54        (a) $11.504
                                                                                               (b) $13.54        (b) $11.480
        Ending Number of AUs........     177,618      1,807,529     4,083,169     4,232,249    (a) 4,961,979     (a) 4,657,143
                                                                                               (b) --            (b) 55,333
---------------------------------------------------------------------------------------------------------------------------------
  Worldwide High Income (Inception Date - 6/5/97)
        Beginning AUV...............   $   15.57      $   15.98    $    13.57    $    15.23    (a) $15.70        (a) $15.005
                                                                                               (b) $15.70        (b) $15.005
        Ending AUV..................   $   15.98      $   13.57    $    15.23    $    15.70    (a) $15.00        (a) $14.299
                                                                                               (b) $15.00        (b) $14.278
        Ending Number of AUs........     596,308      2,430,509     2,853,924     2,824,430    (a) 2,942,189     (a) 2,783,883
                                                                                               (b) --            (b) 32,981
---------------------------------------------------------------------------------------------------------------------------------
  Lord Abbett Series Fund, Inc. -
    Mid-Cap Value* (Inception Date - N/A)
        Beginning AUV...............          --             --            --            --        --                --
        Ending AUV..................          --             --            --            --        --                --
        Ending Number of AUs........          --             --            --            --        --                --
---------------------------------------------------------------------------------------------------------------------------------
  Lord Abbett Series Fund, Inc. -
    Growth & Income* (Inception Date - N/A)
        Beginning AUV...............          --             --            --            --        --                --
        Ending AUV..................          --             --            --            --        --                --
        Ending Number of AUs........          --             --            --            --        --                --
---------------------------------------------------------------------------------------------------------------------------------
  Van Kampen LIT Comstock, Class II Shares (Inception Date - 10/15/01)
        Beginning AUV...............          --             --            --            --        --            (a) $10.000
                                                                                                                 (b) $10.000
        Ending AUV..................          --             --            --            --        --            (a) $10.214
                                                                                                                 (b) $10.216
        Ending Number of AUs........          --             --            --            --        --            (a) 664,336
                                                                                                                 (b) 10,966
---------------------------------------------------------------------------------------------------------------------------------
  Van Kampen LIT Emerging Growth, Class II Shares (Inception Date - 10/15/01)
        Beginning AUV...............          --             --            --            --        --            (a) $10.000
                                                                                                                 (b) $10.000
        Ending AUV..................          --             --            --            --        --            (a) $10.377
                                                                                                                 (b) $10.334
        Ending Number of AUs........          --             --            --            --        --            (a) 125,556
                                                                                                                 (b) 1,065
---------------------------------------------------------------------------------------------------------------------------------
  Van Kampen LIT Growth and Income, Class II Shares (Inception
    Date - 10/15/01)
        Beginning AUV...............          --             --            --            --        --            (a) $10.000
                                                                                                                 (b) $10.000
        Ending AUV..................          --             --            --            --        --            (a) $10.556
                                                                                                                 (b) $10.549
        Ending Number of AUs........          --             --            --            --        --            (a) 242,732
                                                                                                                 (b) 6,733
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
             AUV - Accumulation Unit Value
             AU - Accumulation Units
             (a) Without election of the optional EstatePlus feature.
             (b) With election of the optional EstatePlus feature.
              *  This fund was not available for sale until May 1, 2002.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                APPENDIX B - PRINCIPAL REWARDS PROGRAM EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
I.  DEFERRED PAYMENT ENHANCEMENT

If you elect to participate in the Principal Rewards Program at contract issue, we contribute at least 2% of each Purchase Payment to your contract for each Purchase Payment we receive as an Upfront Payment Enhancement. Any applicable Deferred Payment Enhancement is allocated to your contract on the corresponding Deferred Payment Enhancement Date and, if declared by the Company, is a percentage of your remaining Purchase Payment on the Deferred Payment Enhancement Date. Deferred Purchase Payment Enhancements are reduced proportionately by partial withdrawals of that Purchase Payment prior to the Deferred Payment Enhancement Date.

The examples that follow assume an initial Purchase Payment of $125,000 and that the Deferred Payment Enhancement is 1%.
For purposes of the example, the Deferred Payment Enhancement Date is the 9th anniversary of the Purchase Payment.

EXAMPLE 1 - NO WITHDRAWALS ARE MADE
The Upfront Payment Enhancement allocated to your contract is $2,500 (2% of $125,000).
On your 9th contract anniversary, the Deferred Payment Enhancement Date, your Deferred Payment Enhancement of $1,250 (1% of your remaining Purchase Payment or $125,000) will be allocated to your contract.

EXAMPLE 2 - WITHDRAWAL MADE PRIOR TO DEFERRED PAYMENT ENHANCEMENT DATE
As in Example 1, your Upfront Payment Enhancement is $2,500.
This example also assumes the following:
     1. Your contract value on your 5th contract anniversary is $190,000.
     2. You request a withdrawal of $75,000 on your 5th contract anniversary.
     3. No subsequent Purchase Payments have been made.
     4. No prior withdrawals have been taken.
     5. Funds are not allocated to any of the MVA Fixed Accounts.
On your 5th contract anniversary, your penalty-free earnings in the contract are $65,000 ($190,000 contract value less your $125,000 investment in the contract). Therefore, you are withdrawing $10,000 of your initial Purchase Payment. Your contract value will also be reduced by a $500 withdrawal charge on the $10,000 Purchase Payment (5% of $10,000). Your gross withdrawal is $75,500 of which $10,500 constitutes part of your Purchase Payment.
The withdrawal of $10,500 of your $125,000 Purchase Payment is a withdrawal of 8.4% of your Purchase Payment. Therefore, only 91.6%, or $114,500, of your initial Purchase Payment remains in your contract.
On your 9th contract anniversary, the Deferred Payment Enhancement Date, assuming no other transactions occur affecting the Purchase Payment, we allocate your Deferred Payment Enhancement of $1,145 (1% of your remaining Purchase Payment, $114,500) to your contract.

II.  90 DAY WINDOW
The following hypothetical examples assume that the Company is offering Upfront and Deferred Payment Enhancements in accordance with this chart at the time each Purchase Payment is received:

---------------------------------------------------------------------------------------------------
                                   UPFRONT PAYMENT     DEFERRED PAYMENT
                                     ENHANCEMENT          ENHANCEMENT          DEFERRED PAYMENT
ENHANCEMENT LEVEL                       RATE                 RATE              ENHANCEMENT DATE
---------------------------------------------------------------------------------------------------
 Under $40,000                           2%                   0%                     N/A
---------------------------------------------------------------------------------------------------
 $40,000 - $99,999                       4%                   0%                     N/A
---------------------------------------------------------------------------------------------------
                                                                             Nine years from the
 $100,000 - $499,999                     4%                   1%             date we receive each
                                                                              Purchase Payment.
---------------------------------------------------------------------------------------------------
                                                                             Nine years from the
 $500,000 - more                         4%                   2%             date we receive each
                                                                              Purchase Payment.
---------------------------------------------------------------------------------------------------

Contracts issued with the Principal Rewards feature after April 3, 2000, may be eligible for a "Look-Back Adjustment." As of the 90th day after your contract was issued, we will total your Purchase Payments remaining in your contract at that time, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an Enhancement Level which, as of the date we issued your contract, would have provided for a higher Upfront and/or Deferred Payment Enhancement Rate on each Purchase Payment, you will get the benefit of the Enhancement Rate(s) that were applicable to that higher Enhancement Level at the time your contract was issued.

This example assumes the following:
1. Current Enhancement Levels, Rates and Dates (beginning December 1, 2000) throughout the first 90 days.
2. No withdrawal in the first 90 days.
3. Initial Purchase Payment of $35,000 on December 1, 2000.
4. Subsequent Purchase Payment of $40,000 on January 15, 2001.
5. Subsequent Purchase Payment of $25,000 on January 30, 2001.
6. Subsequent Purchase Payment of $7,500 on February 12, 2001.

ENHANCEMENT AT THE TIME PURCHASE PAYMENTS ARE RECEIVED

--------------------------------------------------------------------------------------------
                                                                              DEFERRED
                         PURCHASE         UPFRONT         DEFERRED            PAYMENT
       DATE OF            PAYMENT         PAYMENT         PAYMENT           ENHANCEMENT
  PURCHASE PAYMENT        AMOUNT        ENHANCEMENT     ENHANCEMENT             DATE
--------------------------------------------------------------------------------------------
   December 1, 2000       $35,000            2%              0%                 N/A
--------------------------------------------------------------------------------------------
   January 15, 2001       $40,000            4%              0%                 N/A
--------------------------------------------------------------------------------------------
   January 30, 2001       $25,000            4%              1%          January 30, 2010
--------------------------------------------------------------------------------------------
   February 12, 2001      $ 7,500            4%              1%          February 12, 2010
--------------------------------------------------------------------------------------------

ENHANCEMENT ADJUSTMENTS ON THE 90TH DAY FOLLOWING CONTRACT ISSUE
The sum of all Purchase Payments made in the first 90 days of the contract equals $107,500. According to the Enhancement Levels in effect at the time this contract was issued, a $107,500 Purchase Payment would have received a 4% Upfront Payment Enhancement and a 1% Deferred Payment Enhancement. Under the 90 Day Window provision all Purchase Payments made within those first 90 days would receive the benefit of the parameters in place at the time the contract was issued, as if all of the Purchase Payments were received on the date of issue. Thus, the first two Purchase Payments would be adjusted on the 90th day following contract issue, as follows:

--------------------------------------------------------------------------------------------
                                                                              DEFERRED
                         PURCHASE         UPFRONT         DEFERRED            PAYMENT
       DATE OF            PAYMENT         PAYMENT         PAYMENT           ENHANCEMENT
  PURCHASE PAYMENT        AMOUNT        ENHANCEMENT     ENHANCEMENT             DATE
--------------------------------------------------------------------------------------------
   December 1, 2000       $35,000            4%              1%          December 1, 2009
--------------------------------------------------------------------------------------------
   January 15, 2001       $40,000            4%              1%          January 15, 2010
--------------------------------------------------------------------------------------------
   January 30, 2001       $25,000            4%              1%          January 30, 2010
--------------------------------------------------------------------------------------------
   February 12, 2001      $ 7,500            4%              1%          February 12, 2010
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX C - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The MVA reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed account option, the greater the impact of changing interest rates. The impact of the MVA can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or switched to the Income Phase by the following factor:

                           [(1+I/(1+J+0.005)]N/12 - 1

                  The MVA formula may differ in certain states where:
        I is the interest rate you are earning on the money invested in the fixed account option;
        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the fixed account option; and N is the number of full months remaining in the term you initially agreed to leave your money in the fixed account option.
EXAMPLES OF THE MVA
The examples below assume the following:
     (1) You made an initial Purchase Payment of $10,000 and allocated it to the 10-year fixed account option at a rate of 5%;
     (2) You make a partial withdrawal of $4,000 when 1 year (12 months) remains in the 10-year term you initially agreed to leave your money in the fixed account option (N=12); and
     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.
No withdrawal charges are reflected because your Purchase Payment has been in the contract for nine full years. If a withdrawal charge applies, it is deducted before the MVA. The MVA is assessed on the amount withdrawn less any withdrawal charges.
POSITIVE ADJUSTMENT
Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year fixed account option is 4%.
The MVA factor is = [(1+I/(1+J+0.005)]N/12 - 1
                  = [(1.05)/(1.04+0.005)]12/12 - 1
                  = (1.004785)1 - 1
                  = 1.004785 - 1
                  = + 0.004785
The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 x (+0.004785) = +$19.14
$19.14 represents the MVA that would be added to your withdrawal.
NEGATIVE ADJUSTMENT
Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year fixed account option is 6%.
The MVA factor is = [(1+I)/(1+J+0.005)]N/12 - 1
                  = [(1.05)/(1.06+0.005)]12/12 - 1
                  = (0.985915)1 - 1
                  = 0.985915 - 1
                  = - 0.014085
The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 X (-0.014085) = -$56.34
$56.34 represents the MVA that will be deducted from the money remaining in the 10-year fixed account option.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX D - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Capitalized terms used in this Appendix have the same meaning as they have in prospectus.


The term Continuation Net Purchase Payments is used frequently to describe the death benefits payable to the beneficiary of the Continuing Spouse for contracts issued on or after October 24, 2001. We define Continuation Net Purchase Payments as Net Purchase Payments made on and/or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.



The term "Gross Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.



The following describes the death benefit options following spousal continuation for contracts issued on or after October 24, 2001:



A. DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:



     1. Purchase Payment Accumulation Option



        If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:



        a.The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or



        b.Continuation Net Purchase Payments compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments recorded after the date of death; and reduced by any Gross Withdrawals recorded after the date of death in the same proportion that the Gross Withdrawal reduced the contract value on the date of each withdrawal; or



        c.The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary and reduced for any Gross Withdrawals recorded after the seventh contract anniversary in the same proportion that the Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase Payments; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.



        If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:



        a.The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or



        b.Net Purchase Payments made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the original contract issue date) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the withdrawal; or



        c.The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Gross Withdrawals since the seventh contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the contract issue date) plus any Purchase Payments; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.



     2.Maximum Anniversary Value Option -- if the continuing spouse is below age
       90 at the time of death, and:



        If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:



        a.The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or



        b.Continuation Net Purchase Payments; or c.The maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any Gross Withdrawals recorded since the contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.



        If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:



        a.The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or



        b.Net Purchase Payments received since the original issue date; or



        c.The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Gross Withdrawals since the contract anniversary in the same proportion that the Gross Withdrawal reduced each contract value on the date of the Gross Withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.



If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.



Please see the Statement of Additional Information for a description of the death benefit calculations following a Spousal Continuation for contracts issued before October 24, 2001.



B. THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:


The EstatePlus benefit may increase the death benefit amount. The EstatePlus benefit is only available if the original owner elected EstatePlus and it has not been terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable, based on the number of years the Continuing Spouse has held the contract since the Continuation Date. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.

The term "Continuation Net Purchase Payment" is used frequently to describe the EstatePlus benefit payable to the beneficiary of the Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawal, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The following table provides the details, if the Continuing Spouse is age 69 or younger on the Continuation Date:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE       ESTATEPLUS PERCENTAGE
-------------------------------------------------------------
 Years 0-4         25% of earnings      40% of Continuation
                                        Net Purchase Payments
-------------------------------------------------------------
 Years 5-9         40% of earnings      65% of Continuation
                                        Net Purchase
                                        Payments*
-------------------------------------------------------------
 Years 10+         50% of earnings      75% of Continuation
                                        Net Purchase
                                        Payments*
-------------------------------------------------------------

If the Continuing Spouse is between their 70th and 81st birthdays on the Continuation Date, the table below shows the available EstatePlus benefit:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE       ESTATEPLUS PERCENTAGE
-------------------------------------------------------------
 All Contract      25% of earnings      40% of Continuation
  Years                                 Net Purchase
                                        Payments*
-------------------------------------------------------------

* Purchase Payments received after the 5(th) year following the Continuation Date must remain in the contract for at least six months to be included as part of Continuation Net Purchase Payments for purpose of the Maximum EstatePlus calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the EstatePlus amount?

We determine the EstatePlus amount based upon a percentage of earnings in the contract at the time of the

Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

          (1) equals the contract value on the Continuing Spouse's date of death;

          (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus amount is a percentage of the Continuation Net Purchase Payments.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           APPENDIX E - PREMIUM TAXES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Premium taxes vary according to the state and are subject to change without notice. In many states, there is no tax at all. Listed below are the current premium tax rates in those states that assess a premium tax. For current information, you should consult your tax adviser.


                                                              QUALIFIED    NON-QUALIFIED
                           STATE                              CONTRACT       CONTRACT
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
California                                                        .50%          2.35%
----------------------------------------------------------------------------------------
Maine                                                               0%             2%
----------------------------------------------------------------------------------------
Nevada                                                              0%           3.5%
----------------------------------------------------------------------------------------
South Dakota                                                        0%         1.25%*
----------------------------------------------------------------------------------------
West Virginia                                                       1%             1%
----------------------------------------------------------------------------------------
Wyoming                                                             0%             1%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------



        *On the first $500,000 of premiums; 0.80% on the amount in excess of $500,000.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   APPENDIX F - HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR
                                    FEATURE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This table assumes $100,000 initial investment in a Non-qualified contract with no withdrawals, additional Purchase Payments or premium taxes.

-----------------------------------------------------------------------------------------------------------------------
                                         Minimum annual income if you elect to receive income payments
      If at issue                                        on contract anniversary . . .
     you are . . .                 7                       10                      15                      20
-----------------------------------------------------------------------------------------------------------------------
   Male                          6,108                   6,672                   7,716                   8,832
   age 60*
-----------------------------------------------------------------------------------------------------------------------
   Female                        5,388                   5,880                   6,900                   8,112
   age 60*
-----------------------------------------------------------------------------------------------------------------------
   Joint**                       4,716                   5,028                   5,544                   5,928
   Male-60
   Female-60
-----------------------------------------------------------------------------------------------------------------------

 * Life annuity with 10 years guaranteed
** Joint and survivor life annuity with 20 years guaranteed

                             [POLARISAMERICA LOGO]

                                   PROSPECTUS

                                  MAY 1, 2002



Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                  issued by
future reference. It contains                 ANCHOR NATIONAL LIFE INSURANCE COMPANY
important information about the                   in connection with
PolarisAmerica Variable Annuity.              VARIABLE SEPARATE ACCOUNT
                                              The annuity has 35 investment choices -7 fixed account
To learn more about the annuity               options and 28 Variable Portfolios listed below. The 7 fixed
offered by this prospectus, you can           account options include specified periods of 1, 3, 5, 7 and
obtain a copy of the Statement of             10 years and DCA accounts for 6-month and 1-year periods.
Additional Information ("SAI") dated          The 28 Variable Portfolios are part of the Anchor Series
May 1, 2002. The SAI has been filed           Trust ("AST"), the SunAmerica Series Trust ("SST") or the
with the Securities and Exchange              Nations Separate Account Trust ("NSAT").
Commission ("SEC") and is                     STOCKS:
incorporated by reference into this               MANAGED BY ALLIANCE CAPITAL MANAGEMENT, L.P.
prospectus. The Table of Contents of                - Alliance Growth Portfolio            SST
the SAI appears on page 26 of this                  - Global Equities Portfolio            SST
prospectus. For a free copy of the                  - Growth-Income Portfolio              SST
SAI, call us at (800) 445-SUN2 or                 MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
write to us at our Annuity Service                  - Nations Capital Growth Portfolio    NSAT
Center, P.O. Box 54299, Los Angeles,                - Nations MidCap Growth Portfolio     NSAT
California 90054-0299.                              - Nations Small Company Portfolio     NSAT
                                                    - Nations Value Portfolio             NSAT
In addition, the SEC maintains a                  MANAGED BY BRANDES INVESTMENT PARTNERS, L.P.
website (http://www.sec.gov) that                   - Nations International Value
contains the SAI, materials                   Portfolio                                           NSAT
incorporated by reference and other               MANAGED BY DAVIS ADVISERS
information filed electronically with               - Davis Venture Value Portfolio        SST
the SEC by Anchor National.                       MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
                                                    - Nations Marsico 21st Century
ANNUITIES INVOLVE RISKS, INCLUDING            Portfolio                                          NSAT
POSSIBLE LOSS OF PRINCIPAL, AND ARE                 - Nations Marsico Focused Equities
NOT A DEPOSIT OR OBLIGATION OF, OR            Portfolio                                      NSAT
GUARANTEED OR ENDORSED BY, ANY BANK.                - Nations Marsico Growth Portfolio    NSAT
THEY ARE NOT FEDERALLY INSURED BY THE               - Nations Marsico International
FEDERAL DEPOSIT INSURANCE                     Opportunities                                    NSAT
CORPORATION, THE FEDERAL RESERVE                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
BOARD OR ANY OTHER AGENCY.                          - MFS Growth and Income Portfolio      SST
                                                    - MFS Mid-Cap Growth Portfolio         SST
                                                  MANAGED BY PUTNAM INVESTMENT MANAGEMENT, INC.
                                                    - Emerging Markets Portfolio           SST
                                                    - International Growth & Income
                                              Portfolio                                          SST
                                                    - Putnam Growth Portfolio              SST
                                                  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - Aggressive Growth Portfolio          SST
                                                    - Blue Chip Growth Portfolio           SST
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Capital Appreciation Portfolio       AST
                                              BALANCED:
                                                  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                              AND CHICAGO EQUITY PARTNERS, LLC
                                                    - Nations Asset Allocation Portfolio  NSAT
                                                  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                    - MFS Total Return Portfolio           SST
                                                  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
                                                    - SunAmerica Balanced Portfolio        SST
                                              BONDS:
                                                  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
                                                    - Global Bond Portfolio                SST
                                                  MANAGED BY MACKAY SHIELDS LLC
                                                    - Nations High Yield Bond Portfolio   NSAT
                                                  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                    - Government & Quality Bond Portfolio  AST
                                              CASH:
                                                  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                    - Cash Management Portfolio            SST


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
     ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                              A CRIMINAL OFFENSE.

Anchor National Life Insurance Company is in the process of changing its name to AIG SunAmerica Life Assurance Company. We anticipate this process will take some time to implement in all jurisdictions where we do business. We expect the name change to be completed during 2003. To begin this process we officially changed the name in our state of domicile, Arizona. However, we continue to do business, today, under the name Anchor National and will refer to the Company by that name throughout this prospectus. You will be notified when the name is changed to AIG SunAmerica Life Assurance Company and we are no longer doing business as Anchor National. Please keep in mind, this is a name change only and will not affect the substance of your contract.


----------------------------------------------------------------
----------------------------------------------------------------
                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
----------------------------------------------------------------
----------------------------------------------------------------


Anchor National's Annual Report on Form 10-K/A for the year ended December 31, 2001.


All documents or reports filed by Anchor National under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

Anchor National files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000006342.

Anchor National is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK

233 Broadway


New York, NY 10279


To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the separate account, Anchor National and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.

Anchor National will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to Anchor National's Annuity Service Center, as follows:
       Anchor National Life Insurance Company
       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       Telephone Number: (800) 445-SUN2

----------------------------------------------------------------
----------------------------------------------------------------
         SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
----------------------------------------------------------------
----------------------------------------------------------------

Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to Anchor National's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for Anchor National's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of Anchor National in connection with the securities registered under this prospectus, Anchor National will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. Anchor National will be governed by final judgment of the issue. However, if in the opinion of Anchor National's counsel, this issue has been determined by controlling precedent, Anchor National will not submit the issue to a court for determination.

 ------------------------------------------------------------------------
 ------------------------------------------------------------------------
                            TABLE OF CONTENTS
 ------------------------------------------------------------------------
 ------------------------------------------------------------------------
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.............           2
 SECURITIES AND EXCHANGE COMMISSION POSITION ON
   INDEMNIFICATION...........................................           2
 GLOSSARY....................................................           3
 HIGHLIGHTS..................................................           4
 FEE TABLES..................................................           5
       Owner Transaction Expenses............................           5
       Contract Maintenance Fee..............................           5
       Annual Separate Account Expenses......................           5
       Optional EstatePlus Fee...............................           5
       Portfolio Expenses....................................           5
 EXAMPLES....................................................           7
 THE POLARISAMERICA VARIABLE ANNUITY.........................           9
 PURCHASING A POLARISAMERICA VARIABLE ANNUITY................          10
       Allocation of Purchase Payments.......................          10
       Accumulation Units....................................          11
       Free Look.............................................          11
       Exchange Offers.......................................          11
 INVESTMENT OPTIONS..........................................          11
       Variable Portfolios...................................          11
           Anchor Series Trust...............................          11
           SunAmerica Series Trust...........................          11
           Nations Separate Account Trust....................          11
       Fixed Account Options.................................          12
       Market Value Adjustment ("MVA").......................          12
       Transfers During the Accumulation Phase...............          13
       Market Timing.........................................          13
       Dollar Cost Averaging.................................          13
       Asset Allocation Rebalancing Program..................          14
       Principal Advantage Program...........................          14
       Voting Rights.........................................          15
       Substitution..........................................          15
 ACCESS TO YOUR MONEY........................................          15
       Systematic Withdrawal Program.........................          16
       Nursing Home Waiver...................................          16
       Minimum Contract Value................................          16
 DEATH BENEFIT...............................................          16
       Proportionate Reduction...............................          17
       Purchase Payment Accumulation Option..................          17
       Maximum Anniversary Option............................          17
       EstatePlus............................................          17
       Spousal Continuation..................................          18
 EXPENSES....................................................          19
       Insurance Charges.....................................          19
       Withdrawal Charges....................................          19
       Investment Charges....................................          19
       Contract Maintenance Fee..............................          19
       Transfer Fee..........................................          20
       EstatePlus Fee........................................          20
       Premium Tax...........................................          20
       Income Taxes..........................................          20
       Reduction or Elimination of Charges and Expenses,
         and Additional Amounts Credited.....................          20
 INCOME OPTIONS..............................................          20
       Annuity Date..........................................          20
       Income Options........................................          20
       Fixed or Variable Income Payments.....................          21
       Income Payments.......................................          21
       Transfers During the Income Phase.....................          21
       Deferment of Payments.................................          21
       The Income Protector Feature..........................          21
 TAXES.......................................................          22
       Annuity Contracts in General..........................          22
       Tax Treatment of Distributions - Non-Qualified
       Contracts.............................................          23
       Tax Treatment of Distributions - Qualified
       Contracts.............................................          23
       Minimum Distributions.................................          23
       Tax Treatment of Death Benefits.......................          24
       Contracts Owned by a Trust or Corporation.............          24
       Gifts, Pledges and/or Assignments of a Non-Qualified
       Contract..............................................          24
       Diversification.......................................          24
 PERFORMANCE.................................................          25
 OTHER INFORMATION...........................................          25
       Anchor National.......................................          25
       The Separate Account..................................          25
       The General Account...................................          25
       Distribution of the Contract..........................          25
       Administration........................................          26
       Legal Proceedings.....................................          26
       Ownership.............................................          26
       Custodian.............................................          26
       Independent Accountants...............................          26
       Registration Statement................................          26
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL
   INFORMATION...............................................          27
 APPENDIX A -- CONDENSED FINANCIAL INFORMATION...............         A-1
 APPENDIX B -- MARKET VALUE ADJUSTMENT ("MVA")...............         B-1
 APPENDIX C -- DEATH BENEFITS FOLLOWING SPOUSAL
               CONTINUATION..................................         C-1
 APPENDIX D -- PREMIUM TAXES.................................         D-1
 APPENDIX E -- HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE
               INCOME PROTECTOR FEATURE......................         E-1
 ------------------------------------------------------------------------
 ------------------------------------------------------------------------
                                 GLOSSARY
 ------------------------------------------------------------------------
 ------------------------------------------------------------------------
 We have capitalized some of the technical terms used in this prospectus.
 To help you understand these terms, we have defined them in this glossary.
 ACCUMULATION PHASE - The period during which you invest money in your contract.
 ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.
 ANNUITANT(S) - The person(s) on whose life (lives) we base income payments.
 ANNUITY DATE - The date on which income payments are to begin, as selected by you.
 ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.
 BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.
 COMPANY - Anchor National Life Insurance Company, We, Us, the insurer which issues this contract.
 INCOME PHASE - The period during which we make income payments to you.
 IRS - The Internal Revenue Service.
 NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars.
 In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").
 PURCHASE PAYMENTS - The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.
 QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.
 TRUSTS - Refers to the Anchor Series Trust, the SunAmerica Series Trust
 and the Nations Separate Account Trust collectively.
 VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the Anchor Series
 Trust, SunAmerica Series Trust or the Nations Separate Account Trust.


ALL FINANCIAL REPRESENTATIVES OR AGENTS THAT SELL THE CONTRACTS OFFERED BY THIS PROSPECTUS ARE REQUIRED TO DELIVER A PROSPECTUS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The PolarisAmerica Variable Annuity is a contract between you and Anchor National Life Insurance Company ("Anchor National"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: If you decide to cancel your contract within 10 days after receiving it (or whatever period is required in your state), we will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. This amount may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASING A POLARISAMERICA VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which may be waived for contracts of $50,000 or more. We also deduct insurance charges, which equal 1.52% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years, withdrawal charges no longer apply to that portion of the Purchase Payment. Please see the FEE TABLE, PURCHASING A POLARISAMERICA VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial representative or contact us at Anchor National Life Insurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 445-SUN2.


ANCHOR NATIONAL OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT PROVIDES DIFFERENT FEATURES AND BENEFITS OFFERED AT DIFFERENT FEES, CHARGES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL ADVISOR TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.


  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING
                            THESE AND OTHER FEATURES
        AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)

YEARS:                             1    2    3    4    5    6    7    8
                                  7%   6%   5%   4%   3%   2%   1%   0%

TRANSFER FEE            No charge for first 15 transfers each
                        contract year; thereafter, fee is $25
                        ($10 in Pennsylvania and Texas) per
                        transfer

CONTRACT MAINTENANCE FEE*
       $35 ($30 in North Dakota)
      *Waived if contract value is $50,000 or more

  ANNUAL SEPARATE ACCOUNT EXPENSES

  (AS A PERCENTAGE OF DAILY NET ASSET VALUE)


  Mortality and Expense Risk Charge                  1.37%
  Distribution Expense Charge                        0.15%
                                                     -----
      TOTAL SEPARATE ACCOUNT EXPENSES                1.52%
                                                     =====

  OPTIONAL ESTATEPLUS FEE
 (ESTATEPLUS IS AN OPTIONAL ENHANCED DEATH
 BENEFIT AND, IF ELECTED, THE FEE IS DEDUCTED DAILY
 FROM YOUR CONTRACT VALUE)

  Fee as a percentage of your daily net asset value  0.25%
                                                     -----

                               PORTFOLIO EXPENSES

                              ANCHOR SERIES TRUST

    (AS A PERCENTAGE OF AVERAGE NET ASSETS FOR THE TRUST'S FISCAL YEAR ENDED
                               DECEMBER 31, 2001)



                                              MANAGEMENT      OTHER     TOTAL ANNUAL
                  PORTFOLIO                       FEE       EXPENSES      EXPENSES
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Capital Appreciation                             0.70%        0.05%         0.75%
-------------------------------------------------------------------------------------
Gov't & Quality Bond                             0.58%        0.06%         0.64%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------


                            SUNAMERICA SERIES TRUST

(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES
              FOR THE TRUST'S FISCAL YEAR ENDED JANUARY 31, 2002)



                                              MANAGEMENT      OTHER     TOTAL ANNUAL
                  PORTFOLIO                       FEE       EXPENSES      EXPENSES
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Aggressive Growth                                0.68%        0.07%         0.75%
-------------------------------------------------------------------------------------
Alliance Growth                                  0.60%        0.05%         0.65%
-------------------------------------------------------------------------------------
Blue Chip Growth(1)                              0.70%        0.15%         0.85%
-------------------------------------------------------------------------------------
Cash Management                                  0.48%        0.04%         0.52%
-------------------------------------------------------------------------------------
Davis Venture Value                              0.71%        0.05%         0.76%
-------------------------------------------------------------------------------------
Emerging Markets                                 1.25%        0.28%         1.53%
-------------------------------------------------------------------------------------
Global Bond                                      0.68%        0.13%         0.81%
-------------------------------------------------------------------------------------
Global Equities                                  0.72%        0.15%         0.87%
-------------------------------------------------------------------------------------
Growth-Income                                    0.53%        0.05%         0.58%
-------------------------------------------------------------------------------------
International Growth and Income                  0.95%        0.25%         1.20%
-------------------------------------------------------------------------------------
MFS Growth and Income                            0.70%        0.08%         0.78%
-------------------------------------------------------------------------------------
MFS Mid-Cap Growth                               0.75%        0.07%         0.82%
-------------------------------------------------------------------------------------
MFS Total Return                                 0.66%        0.07%         0.73%
-------------------------------------------------------------------------------------
Putnam Growth                                    0.77%        0.05%         0.82%
-------------------------------------------------------------------------------------
SunAmerica Balanced                              0.60%        0.06%         0.66%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------



(1)For this portfolio, the advisor, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or expenses, if necessary, to keep operating expenses at or below established maximum amounts. All waivers or reimbursements may be terminated at any time. Only certain portfolios relied on these waivers and/or reimbursements during this fiscal year. Absent fee waivers or reimbursement of expenses by the adviser or custody credits, you would have incurred the following expenses during the last fiscal year: Blue Chip Growth 1.16%.

                       NATIONS SEPARATE ACCOUNT TRUST(1)

(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES
              FOR THE TRUST'S FISCAL YEAR ENDED DECEMBER 31, 2001)



                                                              MANAGEMENT       OTHER       TOTAL ANNUAL
                         PORTFOLIO                                FEE         EXPENSES       EXPENSES
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Nations Value(1)                                                 0.00%          1.00%          1.00%
-------------------------------------------------------------------------------------------------------
Nations Marsico 21(st) Century(1)                                0.00%          1.10%          1.10%
-------------------------------------------------------------------------------------------------------
Nations Marsico Focused Equities(1)                              0.75%          0.38%          1.13%
-------------------------------------------------------------------------------------------------------
Nations Marsico Growth(1,2)                                      0.75%          0.43%          1.18%
-------------------------------------------------------------------------------------------------------
Nations Capital Growth(1)                                        0.30%          0.70%          1.00%
-------------------------------------------------------------------------------------------------------
Nations Small Company(1)                                         0.11%          1.14%          1.25%
-------------------------------------------------------------------------------------------------------
Nations MidCap Growth(1)                                         0.00%          1.00%          1.00%
-------------------------------------------------------------------------------------------------------
Nations International Value(1)                                   0.00%          1.25%          1.25%
-------------------------------------------------------------------------------------------------------
Nations Marsico International Opportunities(1)                   0.00%          1.25%          1.25%
-------------------------------------------------------------------------------------------------------
Nations Asset Allocation(1)                                      0.00%          1.00%          1.00%
-------------------------------------------------------------------------------------------------------
Nations High Yield Bond(1)                                       0.00%          1.00%          1.00%
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------



(1) The figures shown are based on amounts incurred during the Portfolios' most recent fiscal year and have been adjusted, as necessary, to reflect current service provider fees. Each Nations Portfolio is subject to fees up to 0.25% of its average daily net assets pursuant to a shareholder servicing and distribution plan. The shareholder servicing and distribution plan provides that a Portfolio may pay banks, broker/dealers, insurance companies, or other financial institutions that have entered into sales support agreements with Stephens Inc., the distributor of the Portfolio, or a shareholder servicing agreement with the Portfolio for certain expenses that are incurred in connection with sales support and shareholder services. Currently, shareholder servicing and distribution fees are being waived by each Nations Portfolio.



(2) Formerly named Nations Marsico Growth and Income.

     THE ABOVE PORTFOLIO EXPENSES WERE PROVIDED BY THE TRUSTS. WE HAVE NOT
            INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
You will pay the following expenses on a $1,000 investment in each Variable Portfolio, assuming a 5% annual return on assets, Portfolio Expenses after waiver, reimbursement or recoupment assuming the waiver reimbursement or recoupment will continue for the period shown, if applicable and:
        (a) you surrender the contract at the end of the stated time period and no optional features are elected.
        (b) you surrender the contract at the end of the stated period and you elect the optional EstatePlus benefit.
        (c) you do not surrender the contract and no optional features are elected.*
        (d) you do not surrender the contract and you elect optional EstatePlus benefit.


               PORTFOLIO                    1 YEAR         3 YEARS         5 YEARS           10 YEARS
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Capital Appreciation                       (a)$ 94         (a)$124         (a)$156            (a)$269
                                           (b)$ 96         (b)$131         (b)$168            (b)$294
                                           (c)$ 24         (c)$ 74         (c)$126            (c)$269
                                           (d)$ 26         (d)$ 81         (d)$138            (d)$294
-----------------------------------------------------------------------------------------------------------
Government and Quality Bond                (a)$ 93         (a)$120         (a)$150            (a)$258
                                           (b)$ 95         (b)$128         (b)$163            (b)$283
                                           (c)$ 23         (c)$ 70         (c)$120            (c)$258
                                           (d)$ 25         (d)$ 78         (d)$133            (d)$283
-----------------------------------------------------------------------------------------------------------
Aggressive Growth                          (a)$ 94         (a)$124         (a)$156            (a)$269
                                           (b)$ 96         (b)$131         (b)$168            (b)$294
                                           (c)$ 24         (c)$ 74         (c)$126            (c)$269
                                           (d)$ 26         (d)$ 81         (d)$138            (d)$294
-----------------------------------------------------------------------------------------------------------
Alliance Growth                            (a)$ 93         (a)$121         (a)$151            (a)$259
                                           (b)$ 95         (b)$128         (b)$163            (b)$284
                                           (c)$ 23         (c)$ 71         (c)$121            (c)$259
                                           (d)$ 25         (d)$ 78         (d)$133            (d)$284
-----------------------------------------------------------------------------------------------------------
Blue Chip Growth                           (a)$ 95         (a)$127         (a)$161            (a)$279
                                           (b)$ 97         (b)$134         (b)$173            (b)$304
                                           (c)$ 25         (c)$ 77         (c)$131            (c)$279
                                           (d)$ 27         (d)$ 84         (d)$143            (d)$304
-----------------------------------------------------------------------------------------------------------
Cash Management                            (a)$ 92         (a)$117         (a)$144            (a)$246
                                           (b)$ 94         (b)$124         (b)$157            (b)$271
                                           (c)$ 22         (c)$ 67         (c)$114            (c)$246
                                           (d)$ 24         (d)$ 74         (d)$127            (d)$271
-----------------------------------------------------------------------------------------------------------
Davis Venture Value                        (a)$ 94         (a)$124         (a)$156            (a)$270
                                           (b)$ 96         (b)$131         (b)$169            (b)$295
                                           (c)$ 24         (c)$ 74         (c)$126            (c)$270
                                           (d)$ 26         (d)$ 81         (d)$139            (d)$295
-----------------------------------------------------------------------------------------------------------
Emerging Market                            (a)$102         (a)$147         (a)$194            (a)$345
                                           (b)$104         (b)$154         (b)$206            (b)$367
                                           (c)$ 32         (c)$ 97         (c)$164            (c)$345
                                           (d)$ 34         (d)$104         (d)$176            (d)$367
-----------------------------------------------------------------------------------------------------------
Global Bond                                (a)$ 94         (a)$125         (a)$159            (a)$275
                                           (b)$ 97         (b)$133         (b)$171            (b)$300
                                           (c)$ 24         (c)$ 75         (c)$129            (c)$275
                                           (d)$ 27         (d)$ 83         (d)$141            (d)$300
-----------------------------------------------------------------------------------------------------------
Global Equities                            (a)$ 95         (a)$127         (a)$162            (a)$281
                                           (b)$ 98         (b)$135         (b)$174            (b)$306
                                           (c)$ 25         (c)$ 77         (c)$132            (c)$281
                                           (d)$ 28         (d)$ 85         (d)$144            (d)$306
-----------------------------------------------------------------------------------------------------------
Growth-Income                              (a)$ 92         (a)$118         (a)$147            (a)$252
                                           (b)$ 95         (b)$126         (b)$160            (b)$277
                                           (c)$ 22         (c)$ 68         (c)$117            (c)$252
                                           (d)$ 25         (d)$ 76         (d)$130            (d)$277
-----------------------------------------------------------------------------------------------------------
International Growth & Income              (a)$ 98         (a)$137         (a)$178            (a)$314
                                           (b)$101         (b)$144         (b)$190            (b)$337
                                           (c)$ 28         (c)$ 87         (c)$148            (c)$314
                                           (d)$ 31         (d)$ 94         (d)$160            (d)$337
-----------------------------------------------------------------------------------------------------------
MFS Growth & Income                        (a)$ 94         (a)$124         (a)$157            (a)$272
                                           (b)$ 97         (b)$132         (b)$170            (b)$297
                                           (c)$ 24         (c)$ 74         (c)$127            (c)$272
                                           (d)$ 27         (d)$ 82         (d)$140            (d)$297
-----------------------------------------------------------------------------------------------------------

               PORTFOLIO                    1 YEAR         3 YEARS         5 YEARS           10 YEARS
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
MFS Mid Cap Growth                         (a)$ 95         (a)$126         (a)$159            (a)$276
                                           (b)$ 97         (b)$133         (b)$172            (b)$301
                                           (c)$ 25         (c)$ 76         (c)$129            (c)$276
                                           (d)$ 27         (d)$ 83         (d)$142            (d)$301
-----------------------------------------------------------------------------------------------------------
MFS Total Return                           (a)$ 94         (a)$123         (a)$155            (a)$267
                                           (b)$ 96         (b)$130         (b)$167            (b)$292
                                           (c)$ 24         (c)$ 73         (c)$125            (c)$267
                                           (d)$ 26         (d)$ 80         (d)$137            (d)$292
-----------------------------------------------------------------------------------------------------------
Putnam Growth                              (a)$ 95         (a)$126         (a)$159            (a)$276
                                           (b)$ 97         (b)$133         (b)$172            (b)$301
                                           (c)$ 25         (c)$ 76         (c)$129            (c)$276
                                           (d)$ 27         (d)$ 83         (d)$142            (d)$301
-----------------------------------------------------------------------------------------------------------
SunAmerica Balanced                        (a)$ 93         (a)$121         (a)$151            (a)$260
                                           (b)$ 95         (b)$128         (b)$164            (b)$285
                                           (c)$ 23         (c)$ 71         (c)$121            (c)$260
                                           (d)$ 25         (d)$ 78         (d)$134            (d)$285
-----------------------------------------------------------------------------------------------------------
Nations Asset Allocation                   (a)$ 96         (a)$131         (a)$168            (a)$294
                                           (b)$ 99         (b)$139         (b)$181            (b)$318
                                           (c)$ 26         (c)$ 81         (c)$138            (c)$294
                                           (d)$ 29         (d)$ 89         (d)$151            (d)$318
-----------------------------------------------------------------------------------------------------------
Nations Capital Growth                     (a)$ 96         (a)$131         (a)$168            (a)$294
                                           (b)$ 99         (b)$139         (b)$181            (b)$318
                                           (c)$ 26         (c)$ 81         (c)$138            (c)$294
                                           (d)$ 29         (d)$ 89         (d)$151            (d)$318
-----------------------------------------------------------------------------------------------------------
Nations High Yield Bond                    (a)$ 96         (a)$131         (a)$168            (a)$294
                                           (b)$ 99         (b)$139         (b)$181            (b)$318
                                           (c)$ 26         (c)$ 81         (c)$138            (c)$294
                                           (d)$ 29         (d)$ 89         (d)$151            (d)$318
-----------------------------------------------------------------------------------------------------------
Nations International Value                (a)$ 99         (a)$139         (a)$181            (a)$318
                                           (b)$101         (b)$146         (b)$193            (b)$342
                                           (c)$ 29         (c)$ 89         (c)$151            (c)$318
                                           (d)$ 31         (d)$ 96         (d)$163            (d)$342
-----------------------------------------------------------------------------------------------------------
Nations Marisco Focused Equities           (a)$ 98         (a)$135         (a)$175            (a)$307
                                           (b)$100         (b)$142         (b)$187            (b)$331
                                           (c)$ 28         (c)$ 85         (c)$145            (c)$307
                                           (d)$ 30         (d)$ 92         (d)$157            (d)$331
-----------------------------------------------------------------------------------------------------------
Nations Marisco Growth                     (a)$ 98         (a)$136         (a)$177            (a)$312
                                           (b)$101         (b)$144         (b)$190            (b)$335
                                           (c)$ 28         (c)$ 86         (c)$147            (c)$312
                                           (d)$ 31         (d)$ 94         (d)$160            (d)$335
-----------------------------------------------------------------------------------------------------------
Nations Marsico 21st Century               (a)$ 97         (a)$134         (a)$173            (a)$304
                                           (b)$100         (b)$141         (b)$186            (b)$328
                                           (c)$ 27         (c)$ 84         (c)$143            (c)$304
                                           (d)$ 30         (d)$ 91         (d)$156            (d)$328
-----------------------------------------------------------------------------------------------------------
Nations Marsico Int'l Opportunities        (a)$ 99         (a)$139         (a)$181            (a)$318
                                           (b)$101         (b)$146         (b)$193            (b)$342
                                           (c)$ 29         (c)$ 89         (c)$151            (c)$318
                                           (d)$ 31         (d)$ 96         (d)$163            (d)$342
-----------------------------------------------------------------------------------------------------------
Nations MidCap Growth                      (a)$ 96         (a)$131         (a)$168            (a)$294
                                           (b)$ 99         (b)$139         (b)$181            (b)$318
                                           (c)$ 26         (c)$ 81         (c)$138            (c)$294
                                           (d)$ 29         (d)$ 89         (d)$151            (d)$318
-----------------------------------------------------------------------------------------------------------
Nations Small Company                      (a)$ 99         (a)$139         (a)$181            (a)$318
                                           (b)$101         (b)$146         (b)$193            (b)$342
                                           (c)$ 29         (c)$ 89         (c)$151            (c)$318
                                           (d)$ 31         (d)$ 96         (d)$163            (d)$342
-----------------------------------------------------------------------------------------------------------
Nations Value                              (a)$ 96         (a)$131         (a)$168            (a)$294
                                           (b)$ 99         (b)$139         (b)$181            (b)$318
                                           (c)$ 26         (c)$ 81         (c)$138            (c)$294
                                           (d)$ 29         (d)$ 89         (d)$151            (d)$318
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------


 * We do not currently charge a surrender charge upon annuitization unless the contract is annuitized using the Income Protector feature. We assess the applicable surrender charge upon annuitization under the Income Protector feature assuming a full surrender of your contract.

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The tables represent both fees at the separate account (contract) level, as well as portfolio company investment management fees. Additional information on the portfolio company fees can be found in the Trust prospectus located behind this prospectus. In addition to the stated assumptions, the Examples also assume an Insurance Charges of 1.52% and that no transfer fees were imposed. In calculating the examples, we convert the contract maintenance fee of $35 to a percentage using an assumed contract value of $40,000. Although premium taxes may apply in certain states, they are not reflected in the Examples.

2. For certain Variable Portfolios, the adviser, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or reimburse certain expenses, if necessary, to keep annual operating expenses at or below the lesser of the maximum allowed by any applicable state expense limitations or the following percentages of each Variable Portfolio's average net assets: Blue Chip Growth 0.85%; Emerging Markets 1.90% (recouping prior expense reimbursement); and MFS Mid Cap Growth 1.15% (recouping prior expense reimbursements). The adviser also may voluntarily waive or reimburse additional amounts to increase a Variable Portfolio's investment return. All waivers and/or reimbursements may be terminated at any time. Furthermore, the adviser may recoup any waivers or reimbursements within two years after such waivers or reimbursements are granted, provided that the Variable Portfolio is able to make such payment and remains in compliance with the foregoing expense limitations.

3. Each Nations Separate Account Trust Portfolio is subject to fees up to 0.25% of its average daily net assets pursuant to a 12b-1 distribution and shareholder servicing plan. The 12b-1 distribution and shareholder servicing plan provides that a Nations Separate Account Trust Portfolio may pay banks, broker/dealers, insurance companies, or other financial institutions that have entered into sales support agreements with Stephens Inc., the distributor of the Portfolio, or shareholder servicing agreement with the Portfolio for certain expenses that are incurred in connection with sales support and shareholder services. Currently, all 12b-1 distribution and shareholder servicing fees are being waived by each Nations Separate Account Trust Portfolio.


4. The investment adviser and/or other service providers to these Nations Separate Account Trust Portfolios have agreed to waive a portion of their fees and/or reimburse expenses, including in some cases the 12b-1 distribution and shareholder servicing plan fees of 0.25%, until May 1, 2003 in order to maintain total Portfolio operating expenses at the levels shown. There is no assurance that these waivers and/or reimbursements will continue after this date. Absent these waivers and/or reimbursements total Portfolio operating expenses would be: Nations Asset Allocation 2.33%; Nations Capital Growth 1.60%; Nations High Yield Bond 2.13%; Nations International Value 2.03%; Nations Marsico 21st Century 3.47%; Nations Marsico International Opportunities 2.51%; Nations MidCap Growth 5.73%; Nations Small Company 2.29%; and Nations Value Fund 2.00%.


5. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE HISTORICAL ACCUMULATION UNIT VALUES ARE CONTAINED IN APPENDIX A -- CONDENSED
                             FINANCIAL INFORMATION.

----------------------------------------------------------------
----------------------------------------------------------------
                      THE POLARISAMERICA VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss this decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making income payments to you out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which like mutual funds, have different investment objectives and performance which varies. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest. This contract currently offers 28 Variable Portfolios.

The contract also offers several fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by Anchor National. If you allocate money to the fixed account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option(s) in which you invest.

For more information on investment options available under this contract SEE INVESTMENT OPTIONS ON PAGE 11.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on the taxable portion of any withdrawal made prior to your reaching age 59 1/2. Additionally, this contract provides that you will be charged a withdrawal charge on each Purchase Payment withdrawn if that Purchase Payment has not been invested in this contract for at least 7 years. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

Anchor National Life Insurance Company (Anchor National, The Company, Us, We) issues the PolarisAmerica Variable Annuity. When you purchase a PolarisAmerica Variable Annuity, a contract exists between you and Anchor National. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. Anchor National is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

----------------------------------------------------------------
----------------------------------------------------------------
                  PURCHASING A POLARISAMERICA VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES ON PAGE 22.


-----------------------------------------------------------
                                              Minimum
                       Minimum Initial       Subsequent
                       Purchase Payment   Purchase Payment
-----------------------------------------------------------
      Qualified             $2,000              $250
-----------------------------------------------------------
    Non-Qualified           $5,000              $500
-----------------------------------------------------------


Prior Company approval is required to accept Purchase Payments greater than $1,500,000 (or greater than $1,330,000 if EstatePlus is elected). The Company reserves the right to refuse Purchase Payments including one which would cause total Purchase Payments in all contracts issued by Anchor National to the same owner to exceed $1,500,000 (or $1,330,000 if EstatePlus is elected) at the time of the Purchase Payment. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $20.


In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone age 91 or older. You may not elect EstatePlus if you are age 81 or older at the time of contract issue.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

ALLOCATION OF PURCHASE PAYMENTS

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your last allocation instructions. SEE INVESTMENT OPTIONS ON PAGE 11.

In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will send your money back to you; or ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if we receive your money after 1 p.m. Pacific Standard Time. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2252.2523 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and expenses under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, we will refund to you the value of your contract on the day we receive your request.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Cash Management Portfolio during the free look period and will allocate your money according to your instructions at the end of the applicable free look period. Currently, we do not put your money in the Cash Management Portfolio during the free look period unless you allocate your money to it. If your contract was issued in a state requiring return of Purchase Payments or as an IRA and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract.


EXCHANGE OFFERS



From time to time, we may offer to allow you to exchange an older variable annuity issued by Anchor National or one of its affiliates, for a newer product with more current features and benefits, also issued by Anchor National or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

----------------------------------------------------------------
----------------------------------------------------------------
                               INVESTMENT OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------
VARIABLE PORTFOLIOS

The contract currently offers 28 Variable Portfolios. These Variable Portfolios invest in shares of the Anchor Series Trust, the SunAmerica Series Trust and the Nations Separate Account Trust (the "Trusts"). Additional Variable Portfolios may be available in the future. The Variable Portfolios operate similar to a mutual fund but are only available through the purchase of certain insurance contracts.

SunAmerica Asset Management Corp., an indirect wholly owned subsidiary of AIG, is the investment adviser to the Anchor Series Trust and the SunAmerica Series Trust. Banc of America Advisors, LLC (BAALLC), a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation, is the investment adviser to the Nations Separate Account Trust. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by Anchor National, and/or other affiliated/unaffiliated insurance companies. Neither Anchor National nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The adviser monitors the Trusts for potential conflicts.

     ANCHOR SERIES TRUST ("AST")


Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust portfolios. Anchor Series Trust has investment portfolios in addition to those listed below, which are not available for investment under the contract.


     SUNAMERICA SERIES TRUST ("SST")


Various subadvisers provide investment advice for the SunAmerica Series Trust portfolios. SunAmerica Series Trust has investment portfolios in addition to those listed below, which are not available for investment under the contract.


     NATIONS SEPARATE ACCOUNT TRUST ("NSAT")


Various subadvisers provide investment advice for the Nations Separate Account Trust portfolios. Nations Separate Account Trust has investment portfolios in addition to those listed below, which are not available for investment under the contract.


The Variable Portfolios along with their respective subadvisers are listed below:

STOCKS:
  MANAGED BY ALLIANCE CAPITAL MANAGEMENT, L.P.
     - Alliance Growth Portfolio                                             SST
     - Global Equities Portfolio                                             SST
     - Growth-Income Portfolio                                               SST

  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
    - Nations Capital Growth Portfolio                                      NSAT
    - Nations MidCap Growth Portfolio                                       NSAT
    - Nations Small Company Portfolio                                       NSAT
    - Nations Value Portfolio                                               NSAT
  MANAGED BY BRANDES INVESTMENT PARTNERS, L.P.
    - Nations International Value Portfolio                                 NSAT

  MANAGED BY DAVIS ADVISERS

    - Davis Venture Value Portfolio                                          SST
  MANAGED BY MARSICO CAPITAL MANAGEMENT, LLC
    - Nations Marsico 21st Century Portfolio                                NSAT
    - Nations Marsico Focused Equities Portfolio                            NSAT

    - Nations Marsico Growth Portfolio                                      NSAT

    - Nations Marsico Int'l Opportunities Portfolio                         NSAT
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
    - MFS Growth and Income Portfolio                                        SST
    - MFS Mid-Cap Growth Portfolio                                           SST
  MANAGED BY PUTNAM INVESTMENT MANAGEMENT, INC.
    - Emerging Markets Portfolio                                             SST
    - International Growth & Income Portfolio                                SST
    - Putnam Growth Portfolio                                                SST
  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
    - Aggressive Growth Portfolio                                            SST
    - Blue Chip Growth Portfolio                                             SST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
    - Capital Appreciation Portfolio                                         AST
BALANCED:
  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC AND CHICAGO EQUITY PARTNERS, LLC
     - Nations Asset Allocation Portfolio                                   NSAT
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
    - MFS Total Return Portfolio                                             SST
  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
    - SunAmerica Balanced Portfolio                                          SST
BONDS:
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
     - Global Bond Portfolio                                                 SST
  MANAGED BY MACKAY SHIELDS LLC
    - Nations High Yield Bond Portfolio                                     NSAT
  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
    - Government & Quality Bond Portfolio                                    AST
CASH:
  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
     - Cash Management Portfolio                                             SST

YOU SHOULD READ THE ATTACHED PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS

The contract also offers seven fixed account options. Anchor National will guarantee the interest rate earned on money you allocate to any of these fixed account options. We currently offer fixed account options for periods of one, three, five, seven and ten years, which we call guarantee periods. Additionally, we guarantee an interest rate for money allocated to the 6-month DCA fixed account and/or the 1-year DCA fixed account (the "DCA fixed accounts") which are available in conjunction with the Dollar Cost Averaging Program. Please see the section on DOLLAR COST AVERAGING ON PAGE 13 for additional information about, including limitations on, and the availability and operation of the DCA fixed accounts. The DCA fixed accounts are only available for new Purchase Payments.

Each guarantee period may offer a different interest rate but will never be less than an annual effective rate of 3%. Once established the rates for specified payments do not change during the guarantee period. The guarantee period is that period for which we credit the applicable rate (one, three, five, seven or ten years).


There are three scenarios in which you may put money into the fixed account options. In each scenario your money may be credited a different rate of interest as follows:


     - Initial Rate: Rate credited to amounts allocated to the fixed account when you purchase your contract.

     - Current Rate: Rate credited to subsequent amounts allocated to the fixed account.


     - Renewal Rate: Rate credited to money transferred from a fixed account or a Variable Portfolio into a fixed account and to money remaining in a fixed account after expiration of a guarantee period. (The Renewal Rate does not apply to the DCA fixed account options.)


Each of these rates may differ from one another. Once declared, the applicable rate is guaranteed until the corresponding guarantee period expires.


When a guarantee period ends, you may leave your money in the same fixed investment option (other than the DCA fixed accounts). You may also reallocate your money to another fixed investment option (other than the DCA fixed accounts) or to the Variable Portfolios. If you want to reallocate your money to a different fixed account option or a Variable Portfolio, you must contact us within 30 days after the end of the current interest guarantee period and instruct us how to reallocate the money. We do not contact you. If we do not hear from you, your money will remain in the same fixed account option, where it will earn interest at the renewal rate then in effect for the fixed account option.


The DCA fixed accounts also credit a fixed rate of interest. Interest is credited to amounts allocated to the 6-month or 1-year DCA fixed account while your investment is systematically transferred to the Variable Portfolios. The rates applicable to the DCA fixed accounts may differ from each other and/or the other fixed account options but will never be less than an annual effective rate of 3%. See DOLLAR COST AVERAGING ON PAGE 13 for more information.

MARKET VALUE ADJUSTMENT ("MVA")

NOTE: THE FOLLOWING DISCUSSION APPLIES TO THE 3, 5, 7 AND 10-YEAR FIXED ACCOUNT OPTIONS ONLY. THESE OPTIONS ARE NOT AVAILABLE IN ALL STATES. PLEASE CONTACT YOUR FINANCIAL REPRESENTATIVE FOR MORE INFORMATION.

If you take money out of the multi-year fixed account options before the end of the guarantee period, we make an adjustment to your contract. We refer to the adjustment as a market value adjustment (the "MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the fixed account option and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the fixed account option. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the guarantee period from which you seek withdrawal. If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number between the interest rates currently offered for the two closest periods available.

Generally, if interest rates drop between the time you put your money into the fixed account options and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract.

Where the MVA is negative, we first deduct the adjustment from any money remaining in the fixed account option. If there is not enough money in the fixed account option to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount.

The multi-year MVA fixed accounts are not available to Maryland and Washington state policyholders. In Oregon the 7 and 10 year fixed accounts are not available.

Anchor National does not assess a MVA against withdrawals under the following circumstances:

     - If made within 30 days after the end of a guarantee period;
     - If made to pay contract fees and charges;
     - To pay a death benefit; and
     - Upon annuitization, if occurring on the latest Annuity Date.

APPENDIX B shows how we calculate the MVA.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or the fixed account options. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100. If less than $100 will remain in any Variable Portfolio after a transfer, that amount must be transferred as well.


You may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone subject to our rules. Additionally, you may access your account and request transfers between Variable Portfolios and/or the fixed account options through SunAmerica's website (http://www.sunamerica.com). We currently allow 15 free transfers per contract per year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year. However, transfers resulting from your participation in the automatic asset rebalancing program do not count against your 15 free transfers.



We may accept transfer requests by telephone unless you tell us not to on your contract application. Additionally, you may request transfers over the internet unless you indicate you do not wish your account to be traded over the internet. When receiving instructions over the telephone or the internet, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.


We may limit the number of transfers in any contract year or refuse any transfer request for you or others invested in the contract if we believe that excessive trading or a specific transfer request or group transfer requests may have a detrimental effect on unit values or the share prices of the underlying Variable Portfolios.


MARKET TIMING



This product is not designed for professional "market timing" organizations or other organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programming transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These marketing timing strategies are disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors. If we determine, in our sole discretion, that your transfer patterns among the Variable Portfolios reflect a market timing strategy, we reserve the right to take action to protect the other investors. Such action may include but would not be limited to restricting the mechanisms you can use to request transfers among the Variable Portfolios or imposing penalty fees on such trading activity and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.



For information regarding transfers during the Income Phase, SEE INCOME OPTIONS ON PAGE 20.


We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

DOLLAR COST AVERAGING


The Dollar Cost Averaging ("DCA") program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio or the 1-year fixed account option (source accounts) to any other Variable Portfolio. Transfers may be monthly or quarterly and count against your 15 free transfers per contract year. You may change the frequency at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100, regardless of the source account. Fixed account options are not available as target accounts for Dollar Cost Averaging.


We also offer the 6-month and 1-year DCA fixed accounts exclusively to facilitate this program. The DCA fixed accounts only accept new Purchase Payments. You cannot transfer money already in your contract into these options. If you allocate new Purchase Payments into a DCA fixed account, we transfer all your money allocated to that account into the Variable Portfolios over the selected 6-month or 1-year period. You cannot change the option or the frequency of transfers once selected.

If allocated to the 6-month DCA fixed account, we transfer your money over a maximum of 6 monthly transfers. We base the actual number of transfers on the total amount allocated to the account. For example, if you allocate $500 to the 6-month DCA fixed account, we transfer your money over a period of five months, so that each payment complies with the $100 per transfer minimum.

We determine the amount of the transfers from the 1-year DCA fixed account based on

     - the total amount of money allocated to the account; and

     - the frequency of transfers selected.

For example, let's say you allocate $1,000 to the 1-year DCA fixed account. You select monthly transfers. We completely transfer all of your money to the selected investment options over a period of ten months.

You may terminate your DCA program at any time. If money remains in the DCA fixed accounts, we transfer the remaining money to the 1-year fixed account option, unless we receive different instructions from you. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

---------------------------------------------
                 ACCUMULATION       UNITS
   QUARTER           UNIT         PURCHASED
---------------------------------------------
      1             $ 7.50           100
      2             $ 5.00           150
      3             $10.00            75
      4             $ 7.50           100
      5             $ 5.00           150
      6             $ 7.50           100
---------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING PROGRAM
Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return.

At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Government and Quality Bond Portfolio and 50% in the Putnam Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Government and Quality Bond Portfolio now represents 60% of your holdings because it has increased in value and the Putnam Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Government and Quality Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Putnam Growth Portfolio to increase those holdings to 50%.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Variable Portfolio(s) of your choice.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the

     Variable Portfolios, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

Anchor National is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION


We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, we may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.

----------------------------------------------------------------
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                              ACCESS TO YOUR MONEY
----------------------------------------------------------------
----------------------------------------------------------------

You can access money in your contract in two ways:

     - by making a partial or total withdrawal, and/or;


     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS ON PAGE 20.



Generally, we deduct a withdrawal charge applicable to any total or partial withdrawal and a MVA if a partial withdrawal comes from the 3, 5, 7 or 10 year fixed account options. If you withdraw your entire contract value, we also deduct applicable premium taxes and a contract maintenance fee. SEE EXPENSES ON PAGE 19.


Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your account that we allow you to take out each year without being charged a surrender penalty. However, upon a future full surrender at which time there are Purchase Payments still subject to surrender charges, we will calculate the withdrawal charges as if your prior free withdrawals had not been taken. We will use the withdrawal charge percentage applicable at the time of the full surrender.


Purchase Payments withdrawn, above and beyond the amount of your free withdrawal amount, which have been invested for less than 7 years will result in your paying a penalty in the form of a withdrawal charge. The amount of the charge and how it applies are discussed more fully below. SEE EXPENSES ON PAGE 19. You should consider, before purchasing this contract, the effect this charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.


To determine your free withdrawal amount and the amount if any, on which we assess a withdrawal charge, we refer to two special terms. These are Penalty Free Earnings and the Total Invested Amount.

The Penalty-Free Earnings portion of your contract is simply your account value less your Total Invested Amount. The Total Invested Amount is the total of all Purchase Payments you have made into the contract less portions of some prior withdrawals you made. The portions of prior withdrawals that reduce your Total Invested Amount are as follows:

     - Withdrawals in excess of Penalty Free Earnings, that are free because the Purchase Payment withdrawn has been invested for seven years or longer; and

     - Withdrawals on which you have previously paid a withdrawal charge, plus the amount of the withdrawal charge.

When you make a withdrawal, we assume that it is taken from Penalty-Free Earnings first, then from the Total Invested Amount on a first-in, first-out basis. This means that you can also access your Purchase Payments which are no longer subject to a withdrawal charge before those Purchase Payments which are still subject to the withdrawal charge.

During your first contract year your free withdrawal amount is the greater of
(1) your penalty-free earnings; and (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your Total Invested Amount. If you are a Washington resident, you may withdraw during the first contract year, the greater of (1); (2); or (3) interest earnings from the amounts allocated to the fixed account options, not previously withdrawn.

After the first contract year, you can take out the greater of the following amounts each year (1) your penalty-free earnings and any portion of your Total Invested Amount no longer subject to withdrawal charges; or (2) 10% of the portion of your Total Invested Amount that has been in your contract for at least one year. If you are a Washington resident, your maximum free withdrawal amount, after the first contract year, is the greater of (1); (2); or (3) interest earnings from amounts allocated to the fixed account options, not previously withdrawn.

We calculate charges due on a total withdrawal on the day after we receive your request and your contract. We return to you your contract value less any applicable fees and charges.

The withdrawal charge percentage applicable is determined by the age of the Purchase Payment being withdrawn. For purposes of calculating the withdrawal charge in the event of a full surrender, the charge is calculated based on the remaining Total Invested Amount still subject to a withdrawal charge. However, any prior Free Withdrawal is not subtracted from the Total Invested Amount remaining and is still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, and no subsequent Purchase Payments. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In contract year 5 you request a full surrender of your contract. We will apply the following calculation,

A-(B x C)=D, where:
A=Your contract value at the time of your request for surrender ($90,000) B=The amount of your Total Invested Amount ($100,000)
C=The withdrawal charge percentage applicable to the age of each Purchase
  Payment at the time of the full surrender (3%)[B x C=$3,000]
D=Your full surrender value ($87,000)

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any investment option be at least $100, after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option in which your contract is invested.

Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES ON PAGE 22.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these funds to your bank account is also available. The minimum amount of each withdrawal is $100. If you are an Oregon resident, the minimum withdrawal amount is $250 per withdrawal or an amount equal to your free withdrawal amount, as described on page 10. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge and/or MVA may apply.

The program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

A 10% federal tax penalty may apply if your make withdrawals before age 59 1/2.

NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge and/or market value adjustment on certain withdrawals prior to the Annuity Date (not available in Texas). The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. Your contract prohibits use of this waiver during the first 90 days after you purchase your contract. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract.

In order to use this waiver, you must submit with your withdrawal request the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and
(3) a bill from the nursing home which shows that you met the 60 day confinement requirement.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract's remaining value to you.

----------------------------------------------------------------
----------------------------------------------------------------
                                  DEATH BENEFIT
----------------------------------------------------------------
----------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. At the time you purchase your contract, you must select one of the two death benefits described below. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.


We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS ON PAGE 20.


You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

We pay the death benefit when we receive satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

We may require additional proof before we pay the death benefit.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract at the then current value. If the Beneficiary/spouse continues the contract, we do not pay a death benefit to him or her. SEE SPOUSAL CONTINUATION ON PAGE 18.

If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of proof of death, we pay a lump sum death benefit to the Beneficiary.


The term Net Purchase Payment is used frequently in explaining these death benefit options. Net Purchase Payments is an on-going calculation. It does not represent a contract value.



We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total purchase payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.



To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced by taking the amount of the withdrawal in relation to the contract value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.



The term "Gross Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.



The information below describes the death benefits on contracts issued on or after October 24, 2001:



OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION



The death benefit is the greatest of:



     1.the contract value at the time we receive all required paperwork and satisfactory proof of death; or



     2.Net Purchase Payments compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals in the same proportion that the Gross Withdrawal reduced contract value on the date of the Gross Withdrawal; or



     3.the contract value on the seventh contract anniversary, plus any Purchase
       Payments since the seventh contract anniversary; and reduced for any Gross Withdrawals since the seventh contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any purchase payments recorded after the date of death; and reduced for each Gross Withdrawal recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.



OPTION 2 -- MAXIMUM ANNIVERSARY OPTION



The death benefit is the greatest of:



     1.the contract value at the time we receive all required paperwork and satisfactory proof of death; or



     2.Net Purchase Payments; or



     3.the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Gross Withdrawals since the contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.



     If you are age 90 or older at the time of death and selected the Option 2 death benefit, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of Option 2 if:



     - you are age 81 or older at the time of contract issue; or



     - you are age 90 or older at the time of your death.



     The death benefit options on contracts issued before October 24, 2001 would be subject to a different calculation. Please see the Statement of Additional Information for details.



ESTATEPLUS


EstatePlus is an optional benefit that, if selected, may increase your death benefit amount.


The EstatePlus benefit may increase the death benefit amount. If you have earnings in your contract at the time of death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or Maximum Anniversary options. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Percentage.

The table below provides the details, if you are age 69 or younger at the time we issue your contract:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE       ESTATEPLUS PERCENTAGE
-------------------------------------------------------------
 Years 0-4         25% of earnings      40% of Net Purchase
                                        Payments
-------------------------------------------------------------
 Years 5-9         40% of earnings      65% of Net Purchase
                                        Payments*
-------------------------------------------------------------
 Years 10+         50% of earnings      75% of Net Purchase
                                        Payments*
-------------------------------------------------------------

If you are between your 70th and 81st birthdays at the time we issue your contract, the table below shows the available EstatePlus benefit:

---------------------------------------------------------------
CONTRACT YEAR           ESTATEPLUS           MAXIMUM
OF DEATH                PERCENTAGE           ESTATEPLUS
                                             PERCENTAGE
---------------------------------------------------------------
 Years 0-10+            25% of earnings      40% of Net
                                             Purchase Payments*
---------------------------------------------------------------

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods beginning with the date your contract is issued and ending on the date of death.

What is the EstatePlus Percentage Amount?

We determine the amount of the EstatePlus benefit, based on a percentage of the earnings in your contract at the time of your death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If the earnings amount is negative, no EstatePlus amount will be added.

What is the Maximum EstatePlus Amount?

The EstatePlus benefit is subject to a maximum dollar amount. The maximum EstatePlus amount is equal to a percentage of your Net Purchase Payments.

You must elect EstatePlus at the time of contract application. Once elected, you may not terminate or change this election.

We assess a 0.25% fee for EstatePlus. On a daily basis we deduct this annual charge from the average daily ending value of the assets you have allocated to the Variable Portfolios.


EstatePlus is not available if you are age 81 or older at the time we issue your contract. Furthermore, a Continuing Spouse cannot benefit from EstatePlus if he/she is age 81 or older on the Continuation Date. SEE SPOUSAL CONTINUATION BELOW. The EstatePlus benefit is not available after the latest Annuity Date. You may pay for the EstatePlus benefit and your beneficiary may never receive the benefit if you live past the latest Annuity Date. SEE INCOME OPTIONS ON PAGE 20.


EstatePlus may not be available in your state or through the broker-dealer with which your financial advisor is affiliated. See your financial advisor for information regarding availability.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ESTATEPLUS BENEFIT (IN ITS ENTIRETY OR ANY COMPONENT AT ANY TIME) AT ANY TIME ON PROSPECTIVELY ISSUED CONTRACTS.


SPOUSAL CONTINUATION

If you are the original owner of the contract and the Beneficiary is your spouse, your spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). Generally, the contract and its elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place upon the death of the original owner of the contract.

Upon a spouse's continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations, except as explained in Appendix C. SEE APPENDIX C FOR FURTHER EXPLANATION OF THE DEATH BENEFIT CALCULATIONS FOLLOWING A SPOUSAL CONTINUATION.

To the extent that the Continuing Spouse invests in the Variable Portfolios or MVA fixed accounts they will be subject to investment risk as was the original owner.

Generally, the Continuing Spouse cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of EstatePlus. We will terminate EstatePlus if the Continuing Spouse is age 81 or older on the Continuation Date. If EstatePlus is discontinued or if the Continuing Spouse dies after the latest Annuity Date, no EstatePlus benefit will be payable. The age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract. SEE APPENDIX C

FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME ON PROSPECTIVELY ISSUED CONTRACTS.

----------------------------------------------------------------
----------------------------------------------------------------
                                    EXPENSES
----------------------------------------------------------------
----------------------------------------------------------------

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the contract maintenance fee or the insurance and withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

INSURANCE CHARGES


The Company deducts a mortality and expense risk charge in the amount of 1.52% annually of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.



Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.



If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The Insurance Charge is expected to result in a profit. Profit may be used for any legitimate cost/expense including distribution, depending upon market conditions.



     OTHER REVENUE



We may receive compensation of up to 0.25% from the investment advisers of certain of the Underlying Funds for services related to the availability of those Underlying Funds in the Contract.


WITHDRAWAL CHARGES


The contract provides a free withdrawal amount every year. SEE ACCESS TO YOUR MONEY ON PAGE 15. If you take money out in excess of the free withdrawal amount, you may incur a withdrawal charge. You may also, incur a withdrawal charge upon a full surrender.


We apply a withdrawal charge against each Purchase Payment you put into the contract. After a Purchase Payment has been in the contract for 7 complete years no withdrawal charge applies. The withdrawal charge equals a percentage of the Purchase Payment you take out of the contract. The withdrawal charge percentage declines each year a Purchase Payment is in the contract.

-----------------------------------------------------------------------------------------
      YEAR           1        2        3        4        5        6        7        8
-----------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE              7%       6%       5%       4%       3%       2%       1%       0%
-----------------------------------------------------------------------------------------

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you withdraw all of your contract value, we deduct any applicable withdrawal charges from the amount withdrawn.


We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. We will not assess a withdrawal charge when you switch to the Income Phase, except when you elect to receive income payments using the Income Protector feature. If you elect to receive income payments using the Income Protector feature, we assess the entire withdrawal charge applicable to Purchase Payments remaining in your contract when calculating your income benefit base. SEE INCOME OPTIONS ON PAGE 20.


Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES ON PAGE 22.

INVESTMENT CHARGES

     INVESTMENT MANAGEMENT FEES

Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Variable Portfolios. THE FEE TABLES LOCATED ON PAGE 5 illustrate these charges and expenses.

     SERVICE FEES


The shares of each Nations Portfolio are subject to fees imposed under the distribution and shareholder servicing plan adopted by the Nations Separate Account Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. Currently, the 12b-1 fees (0.25%) are being waived by each Portfolio. For more detailed information on these investment charges, refer to the prospectuses for the Trusts which are attached.


CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we subtract a contract maintenance fee from your contract once per year. This charge compensates us for the cost of contract administration. We deduct the $35 contract maintenance fee ($30 in North Dakota) from your contract value on your contract anniversary. If you withdraw your entire contract value, we deduct the fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we will waive the charge. This waiver is subject to change without notice.

TRANSFER FEE

We currently permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year ($10 in Pennsylvania and Texas). SEE INVESTMENT OPTIONS ON PAGE 11.

ESTATEPLUS FEE


Please see page 17 for more information on the EstatePlus fee.


PREMIUM TAX

Certain states charge the Company a tax on the premiums you pay into the contract. We deduct from your contract these premium tax charges. Currently we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

APPENDIX D provides more information about premium taxes.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

Anchor National may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.
----------------------------------------------------------------
----------------------------------------------------------------
                                 INCOME OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.


Income payments must begin on or before your 95th birthday or on your tenth contract anniversary, whichever occurs later (latest Annuity Date). If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.


If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES ON PAGE 22.

INCOME OPTIONS

Currently, this Contract offers five standard income options. Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments based on joint lives, we pay according to Option 3 for a period of 10 years.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed income payments being made) may redeem any remaining guaranteed variable income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the Mortality and Expense Risk Charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.


Please read the Statement of Additional Information ("SAI") for a more detailed discussion of the income options. For more information regarding income options using the Income Protector feature, please see below.


FIXED OR VARIABLE INCOME PAYMENTS


You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable and if your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable, unless otherwise elected. If income payments are fixed, Anchor National guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semiannual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments, state law allowing.

If you are invested in the Variable Portfolios after the Annuity Date, your income payments vary depending on four things:

     - for life options, your age when payments begin, and;

     - the value of your contract in the Variable Portfolios on the Annuity Date, and;

     - the 3.5% assumed investment rate used in the annuity table for the contract, and;

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

THE INCOME PROTECTOR FEATURE

The Income Protector feature is a future "safety net" which offers you the ability to receive a guaranteed fixed minimum retirement income when you switch to the Income Phase. With the Income Protector feature you know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions.

The Income Protector is a standard feature of your contract. There is no additional charge associated with this feature. This feature may not be available in your state. Check with your financial representative regarding availability.

We reserve the right to modify, suspend or terminate the Income Protector feature at any time.

HOW WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME

We base the amount of minimum income available to you if you elect to receive income payments using the Income Protector feature upon a calculation we call the income benefit base.

The income benefit base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.

Your income benefit base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The exact income benefit base calculation is equal to (a) plus (b) minus (c) where:

     (a) is equal to, for the first year of calculation, your initial Purchase Payment, or for each subsequent year of calculation, the income benefit base on the prior contract anniversary, and;

     (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the last contract anniversary, and;

     (c) is equal to all withdrawals and applicable fees and charges since the last contract anniversary, in an amount proportionate to the amount by which such withdrawals decreased your contract value.

ELECTING TO RECEIVE INCOME PAYMENTS

You may elect to begin the Income Phase of your contract using the Income Protector feature ONLY within the 30 days after the seventh or later contract anniversary.

The contract anniversary prior to your election to begin receiving income payments is your income benefit date. This is the date as of which we calculate your income benefit base to use in determining your guaranteed minimum fixed retirement income. Your final income benefit base is equal to (a) minus (b) where:

     (a) is equal to your income benefit base as of your income benefit date, and;

     (b) is equal to any partial withdrawals of contract value and any charges applicable to those withdrawals and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract as the income benefit date, and any applicable premium taxes.

To arrive at the minimum guaranteed retirement income available to you we apply your final income benefit base to the annuity rates stated in your Income Protector endorsement for the income option you select. You then choose if you would like to receive that income annually, semi-annually, quarterly or monthly for the time guaranteed under your selected income option. The income options available when using the Income Protector feature to receive your retirement income are:

     - Life Annuity with 10 Years Guaranteed, or

     - Joint and Survivor Life Annuity with 20 Years Guaranteed

At the time you elect to begin receiving income payments, we will calculate your income payments using both your income benefit base and your contract value. We will use the same income option for each calculation, however, the annuity factors used to calculate your income under the Income Protector feature will be different. You will receive whichever provides a greater stream of income. If you elect to receive income payments using the Income Protector feature your income payments will be fixed in amount. You are not required to use the Income Protector feature to receive income payments.

If a Spousal Beneficiary elects to continue the contract upon the death of the original owner, the Income Protector feature will continue. The Continuation Contribution is not a purchase payment and therefore will not impact the income benefit base calculation. The waiting period before electing to use the Income Protector feature will be counted from the original issue date of the contract.

NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an income option which does not exceed your life expectancy. That restriction, if it applies to you, may limit your ability to use the Income Protector feature.


You may wish to consult your tax advisor for information concerning your particular circumstances. SEE APPENDIX E FOR AN EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR FEATURE.

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                                      TAXES

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NOTE:  WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF
THE SUBJECT. THIS INFORMATION ADDRESSES GENERAL FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN
CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE.



ANNUITY CONTRACTS IN GENERAL



The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.



If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.



If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.



TAX TREATMENT OF DISTRIBUTIONS -- NON-QUALIFIED CONTRACTS



If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or
(6) which are attributable to Purchase Payments made prior to August 14, 1982.



TAX TREATMENT OF DISTRIBUTIONS -- QUALIFIED CONTRACTS



Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances:
(1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die;
(3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); and, except in the case of an IRA; (8) when you separate from service after attaining age 55; and (9) when paid to an alternate payee pursuant to a qualified domestic relations order.



The IRC limits the withdrawal of an employee's voluntary Purchase Payments to a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.



Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.



MINIMUM DISTRIBUTIONS



Generally, the IRS requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.



You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.



You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semiannual or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.



TAX TREATMENT OF DEATH BENEFITS



Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.



Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.



If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This Contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.



CONTRACTS OWNED BY A TRUST OR CORPORATION



A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.



GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A NON-QUALIFIED CONTRACT



If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. Also, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning or pledging a non-qualified contract.



DIVERSIFICATION



The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying Variable Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.



The diversification regulations do not provide guidance as to the circumstances under which you, and not Anchor National, would be considered the owner of the shares of the Variable Portfolios under your Nonqualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Nonqualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.



These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan

Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.


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                                   PERFORMANCE
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----------------------------------------------------------------

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When we advertise performance for periods prior to the Separate Account inception date, we derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the contract was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.

Consult the SAI for more detailed information regarding the calculation of performance data. The performance of each Variable Portfolio may also be measured against unmanaged market indices. The indices we use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the Variable Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

Anchor National may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's") and Standard & Poor's Insurance Rating Services ("S&P"). A.M. Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life and health insurance industry. S&P's ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.

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                                OTHER INFORMATION
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ANCHOR NATIONAL

Anchor National is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, Anchor National redomesticated under the laws of the state of Arizona.

Anchor National and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, SunAmerica Trust Company, SunAmerica Asset Management Corp., and the SunAmerica Financial Network, Inc. (comprising six wholly-owned broker-dealers), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds, broker-dealer services and trust administration services.

THE SEPARATE ACCOUNT


Anchor National established Variable Separate Account ("separate account"), under Arizona law on January 1, 1996 when it assumed the separate account, originally established under California law on June 25, 1981. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended. Assets in the separate account are not guaranteed by Anchor National.


Anchor National owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by Anchor National. Income gains and losses (realized and unrealized) resulting from assets in the separate account are credited to or charged against the separate account without regard to other income gains or losses of Anchor National.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into Anchor National's general account. The general account consists of all of Anchor National's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any Anchor National contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 7% of your Purchase Payments. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. We do not deduct commissions paid to registered representatives directly from your Purchase Payments.

From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell, certain minimum amounts of the contract, or other contracts offered by us. Promotional incentives may change at any time.

SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services, an affiliate of Anchor National, is registered as a broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

ADMINISTRATION


We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-877-932-SUN9, if you have any comment, question or service request.


We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the separate account. Anchor National and its subsidiaries engage in various kinds of routine litigation. In management's opinion, these matters are not of material importance to their respective total assets nor are they material with respect to the separate account.

OWNERSHIP

The PolarisAmerica Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate. In some states, a Flexible Payment Individual Modified Guaranteed and Variable Deferred Annuity contract is available instead. Such a contract is identical to the contract described in this prospectus, with the exception that we issue it directly to the owner.

CUSTODIAN

State Street Bank and Trust Company, 255 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the separate account. Anchor National pays State Street Bank for services provided, based on a schedule of fees.

INDEPENDENT ACCOUNTANTS


The audited consolidated financial statements of AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company at December 31, 2001 and 2000, and for the years ended December 31, 2001, 2000 and 1999, and the audited financial statements of Variable Separate Account (Portion Relating to the PolarisAmerica Variable Annuity) at December 31, 2001 and for the years ended December 31, 2001 and 2000, are incorporated by reference in this prospectus in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

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                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------
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Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available without charge upon written request addressed to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (877) 932-SUN9. The contents of the SAI are tabulated below.



Separate Account..............................     3
General Account...............................     3
Performance Data..............................     4
Income Payments...............................     8
Annuity Unit Values...........................     9
Death Benefit Options for Contracts Issued
  Before October 24, 2001.....................    10
Taxes.........................................    12
Distribution of Contracts.....................    16
Financial Statements..........................    16

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                             FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                           12/31/00       12/31/01
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 Capital Appreciation (Inception Date - 5/30/01)
       Beginning AUV........................................ (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
       Ending AUV........................................... (a) $10.00     (a) $8.75
                                                             (b) $10.00     (b) $9.14
       Ending Number of AUs................................. (a) --         (a) 108,666
                                                             (b) --         (b) 41,462
---------------------------------------------------------------------------------------
 Government and Quality Bond (Inception Date - 1/22/01)
       Beginning AUV........................................ (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
       Ending AUV........................................... (a) $10.00     (a) $10.47
                                                             (b) $10.00     (b) $10.44
       Ending Number of AUs................................. (a) --         (a) 223,639
                                                             (b) --         (b) 99,048
---------------------------------------------------------------------------------------
 Aggressive Growth (Inception Date - 12/20/00)
       Beginning AUV........................................ (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
       Ending AUV........................................... (a) $10.73     (a) $7.22
                                                             (b) $10.73     (b) $7.21
       Ending Number of AUs................................. (a) 750        (a) 43,834
                                                             (b) --         (b) 17,803
---------------------------------------------------------------------------------------
 Alliance Growth  -(Inception Date - 5/16/01)
       Beginning AUV........................................ (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
       Ending AUV........................................... (a) $10.00     (a) $9.14
                                                             (b) $10.00     (b) $8.91
       Ending Number of AUs................................. (a) --         (a) 64,697
                                                             (b) --         (b) 36,365
---------------------------------------------------------------------------------------
 Blue Chip Growth (Inception Date - 12/20/00)
       Beginning AUV........................................ (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
       Ending AUV........................................... (a) $10.44     (a) $8.14
                                                             (b) $10.44     (b) $8.12
       Ending Number of AUs................................. (a) 1,439      (a) 64,974
                                                             (b) --         (b) 10,929
---------------------------------------------------------------------------------------
 Cash Management (Inception Date - 2/14/01)
       Beginning AUV........................................ (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
       Ending AUV........................................... (a) $10.00     (a) $10.09
                                                             (b) $10.00     (b) $10.15
       Ending Number of AUs................................. (a) --         (a) 30,829
                                                             (b) --         (b) 16,442
---------------------------------------------------------------------------------------
 Davis Venture Value (Inception Date - 5/16/01)
       Beginning AUV........................................ (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
       Ending AUV........................................... (a) $10.00     (a) $9.13
                                                             (b) $10.00     (b) $9.03
       Ending Number of AUs................................. (a) --         (a) 107,453
                                                             (b) --         (b) 73,935
---------------------------------------------------------------------------------------
 Emerging Markets (Inception Date - 12/20/00)
       Beginning AUV........................................ (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
       Ending AUV........................................... (a) $10.12     (a) $9.79
                                                             (b) $10.12     (a) $9.78
       Ending Number of AUs................................. (a) 750        (a) 6,338
                                                             (b) --         (b) 2,406
---------------------------------------------------------------------------------------
 Global Bond (Inception Date - 1/22/01)
       Beginning AUV........................................ (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
       Ending AUV........................................... (a) $10.00     (a) $10.29
                                                             (b) $10.00     (b) $10.27
       Ending Number of AUs................................. (a) --         (a) 19,180
                                                             (b) --         (b) 8,183
---------------------------------------------------------------------------------------
 Global Equities (Inception Date - 1/8/01)
        Beginning AUV....................................... (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
        Ending AUV.......................................... (a) $10.00     (a) $8.03
                                                             (b) $10.00     (b) $8.01
        Ending Number of AUs................................ (a) --         (a) 9,881
                                                             (b) --         (b) 1,381
---------------------------------------------------------------------------------------
            (a) Reflects AUV/AU without election of
  EstatePlus.
            (b) Reflects AUV/AU with election of EstatePlus.
            AUV - Accumulation Unit Value
            AU - Accumulation Units

                                                             FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                           12/31/00       12/31/01
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 Growth-Income (Inception Date - 6/3/97)
       Beginning AUV........................................ (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
       Ending AUV........................................... (a) $10.00     (a) $8.52
                                                             (b) $10.00     (b) $8.50
       Ending Number of AUs................................. (a) --         (a) 153,305
                                                             (b) --         (b) 41,569
---------------------------------------------------------------------------------------
 International Growth and Income (Inception Date - 6/4/97)
       Beginning AUV........................................ (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
       Ending AUV........................................... (a) $10.00     (a) $7.70
                                                             (b) $10.00     (b) $7.69
       Ending Number of AUs................................. (a) --         (a) 10,359
                                                             (b) --         (b) 5,285
---------------------------------------------------------------------------------------
 MFS Growth & Income (Inception Date - 6/4/97)
       Beginning AUV........................................ (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
       Ending AUV........................................... (a) $10.00     (a) $9.28
                                                             (b) $10.00     (b) $8.79
       Ending Number of AUs................................. (a) --         (a) 5,717
                                                             (b) --         (b) 14,555
---------------------------------------------------------------------------------------
 MFS Mid Cap Growth (Inception Date - 4/5/99)
       Beginning AUV........................................ (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
       Ending AUV........................................... (a) $10.00     (a) $$7.99
                                                             (b) $10.00     (b) $7.98
       Ending Number of AUs................................. (a) --         (a) 28,358
                                                             (b) --         (b) 41,456
---------------------------------------------------------------------------------------
 MFS Total Return (Inception Date - 6/10/97)
       Beginning AUV........................................ (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
       Ending AUV........................................... (a) $10.00     (a) $9.89
                                                             (b) $10.00     (b) $9.88
       Ending Number of AUs................................. (a) --         (a) 83,241
                                                             (b) --         (b) 42,186
---------------------------------------------------------------------------------------
 Putnam Growth (Inception Date - 6/3/97)
       Beginning AUV........................................ (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
       Ending AUV........................................... (a) $10.54     (a) $7.88
                                                             (b) $10.54     (b) $7.86
       Ending Number of AUs................................. (a) 360        (a) 52,550
                                                             (b) --         (b) 12,456
---------------------------------------------------------------------------------------
 SunAmerica Balanced (Inception Date - 6/5/97)
       Beginning AUV........................................ (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
       Ending AUV........................................... (a) $9.91      (b) $8.48
                                                             (b) $9.91      (b) $8.45
       Ending Number of AUs................................. (a) 1,157      (a) 93,358
                                                             (b) --         (b) 16,380
---------------------------------------------------------------------------------------
 Nations Asset Allocation (Inception Date - N/A)
       Beginning AUV........................................ (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
       Ending AUV........................................... (a) $10.00     (a) $9.62
                                                             (b) $10.00     (b) $9.62
       Ending Number of AUs................................. (a) --         (a) 4,265
                                                             (b) --         (b) 2,470
---------------------------------------------------------------------------------------
 Nations Capital Growth (Inception Date - N/A)
        Beginning AUV....................................... (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
        Ending AUV.......................................... (a) $10.00     (a) $9.87
                                                             (b) $10.00     (b) $9.86
        Ending Number of AUs................................ (a) --         (a) 13,990
                                                             (b) --         (b) 26,021
---------------------------------------------------------------------------------------
  Nations High Yield Bond (Inception Date - N/A)
        Beginning AUV....................................... (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
        Ending AUV.......................................... (a) $10.00     (a) $10.14
                                                             (b) $10.00     (b) $10.12
        Ending Number of AUs................................ (a) --         (a) 79,078
                                                             (b) --         (b) 31,370
---------------------------------------------------------------------------------------
            (a) Reflects AUV/AU without election of
  EstatePlus.
            (b) Reflects AUV/AU with election of EstatePlus.
            AUV - Accumulation Unit Value
            AU - Accumulation Units

                                                             FISCAL YEAR    FISCAL YEAR
                         PORTFOLIOS                           12/31/00       12/31/01
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 Nations International Value (Inception Date - N/A)
       Beginning AUV........................................ (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
       Ending AUV........................................... (a) $10.00     (a) $8.86
                                                             (b) $10.00     (b) $8.84
       Ending Number of AUs................................. (a) --         (a) 108,216
                                                             (b) --         (b) 42,351
---------------------------------------------------------------------------------------
 Nations Marsico Focused Equities (Inception
   Date - 12/20/00)
       Beginning AUV........................................ (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
       Ending AUV........................................... (a) $10.56     (a) $8.55
                                                             (b) $10.56     (b) $8.54
       Ending Number of AUs................................. (a) 390        (a) 110,281
                                                             (b) --         (b) 42,331
---------------------------------------------------------------------------------------
 Nations Marsico Growth & Income (Inception Date - 12/28/00)
       Beginning AUV........................................ (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
       Ending AUV........................................... (a) $9.98      (a) $8.10
                                                             (b) $9.98      (b) $8.09
       Ending Number of AUs................................. (a) 463        (a) 80,198
                                                             (b) --         (b) 39,132
---------------------------------------------------------------------------------------
 Nations Marsico 21st Century (Inception Date - N/A)
       Beginning AUV........................................ (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
       Ending AUV........................................... (a) $10.00     (a) $8.08
                                                             (b) $10.00     (b) $8.06
       Ending Number of AUs................................. (a) 0          (a) 18,229
                                                             (b) --         (b) 18,933
---------------------------------------------------------------------------------------
 Nations Marsico Int'l Opportunities (Inception Date - N/A),
       Beginning AUV........................................ (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
       Ending AUV........................................... (a) $10.00     (a) $8.86
                                                             (b) $10.00     (b) $8.84
       Ending Number of AUs................................. (a) --         (a) 699
                                                             (b) --         (b) 428
---------------------------------------------------------------------------------------
 Nations MidCap Growth (Inception Date - N/A)
       Beginning AUV........................................ (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
       Ending AUV........................................... (a) $10.00     (a) $8.94
                                                             (b) $10.00     (b) $8.32
       Ending Number of AUs................................. (a) --         (a) 22,262
                                                             (b) --         (b) 12,888
---------------------------------------------------------------------------------------
 Nations Small Company (Inception Date - N/A),
       Beginning AUV........................................ (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
       Ending AUV........................................... (a) $10.00     (a) $9.96
                                                             (b) $10.00     (b) $9.94
       Ending Number of AUs................................. (a) --         (a) 33,719
                                                             (b) --         (b) 15,917
---------------------------------------------------------------------------------------
 Nations Value (Inception Date - N/A)
       Beginning AUV........................................ (a) $10.00     (a) $10.00
                                                             (b) $10.00     (b) $10.00
       Ending AUV........................................... (a) $10.00     (a) $9.42
                                                             (b) $10.00     (b) $9.40
       Ending Number of AUs................................. (a) --         (a) 79,418
                                                             (b) --         (b) 50,914
---------------------------------------------------------------------------------------
            (a) Reflects AUV/AU without election of
 EstatePlus.
            (b) Reflects AUV/AU with election of EstatePlus.
            AUV - Accumulation Unit Value
            AU - Accumulation Units

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The MVA reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed account option, the greater the impact of changing interest rates. The impact of the MVA can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or switched to the Income Phase by the following factor:

                          [(1+I/(1+J+0.005)](N/12) - 1
  where:

        I is the interest rate you are earning on the money invested in the fixed account option;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the fixed account option; and

        N is the number of full months remaining in the term you initially agreed to leave your money in the fixed account option.

EXAMPLES OF THE MVA

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to the 10-year fixed account option at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 year (12 months) remains in the 10-year term you initially agreed to leave your money in the fixed account option (N=12); and

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

No withdrawal charges are reflected because your Purchase Payment has been in the contract for nine full years. If a withdrawal charge applies, it is deducted before the MVA. The MVA is assessed on the amount withdrawn less any withdrawal charges.

POSITIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year fixed account option is 4%.

The MVA factor is = [(1+I/(1+J+0.005)](N/12) - 1
                  = [(1.05)/(1.04+0.005)](12/12) - 1
                  = (1.004785)(1) - 1
                  = 1.004785 - 1
                  = + 0.004785

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 x (+0.004785) = +$19.14

$19.14 represents the MVA that would be added to your withdrawal.

NEGATIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year fixed account option is 6%.

The MVA factor is = [(1+I)/(1+J+0.005)](N/12) - 1
                  = [(1.05)/(1.06+0.005)](12/12) - 1
                  = (0.985915)(1) - 1
                  = 0.985915 - 1
                  = - 0.014085

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 X (-0.014085) = -$56.34

$56.34 represents the MVA that will be deducted from the money remaining in the 10-year fixed account option.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.


The term Continuation Net Purchase Payments is used frequently to describe the death benefits payable to the beneficiary of the Continuing Spouse for contracts issued on or after October 24, 2001. We define Continuation Net Purchase Payments as Net Purchase Payments made on and/or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.



The term "Gross Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.



The following describes the death benefit options following spousal continuation for contracts issued on or after October 24, 2001:



     1.Purchase Payment Accumulation Option



If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:



          a.The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or



          b.Continuation Net Purchase Payments compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments recorded after the date of death; and reduced by any Gross Withdrawals recorded after the date of death in the same proportion that the Gross Withdrawal reduced the contract value on the date of each withdrawal; or



          c.The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary and reduced for any Gross Withdrawals recorded after the seventh contract anniversary in the same proportion that the Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase Payments; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal



If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:



          a.The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or



          b.Net Purchase Payments made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the original contract issue date) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the withdrawal; or



          c.The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Gross Withdrawals since the seventh contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the contract issue date) plus any Purchase Payments; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.



     2.Maximum Anniversary Value Option -- if the continuing spouse is below age
       90 at the time of death, and:



If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:



          a.The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or



          b.Continuation Net Purchase Payments; or



          c.The maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any Gross Withdrawals recorded since the contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:



          a.The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or



          b.Net Purchase Payments received since the original issue date; or



          c.The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Gross Withdrawals since the contract anniversary in the same proportion that the Gross Withdrawal reduced each contract value on the date of the Gross Withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.



If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.



Please see the Statement of Additional Information for a description of the death benefit calculations following a Spousal Continuation for contracts issued before October 24, 2001.


B. ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefit may increase the death benefit amount. The EstatePlus benefit is only available if the original owner elected EstatePlus and it has not been discontinued or terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable, based on the number of years the Continuing Spouse has held the contract since the Continuation Date. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.

The term "Continuation Net Purchase Payment" is used frequently to describe the EstatePlus benefit payable to the beneficiary of the Continuing Spouse.

We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawal, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The following table provides the details if the Continuing Spouse is age 69 or younger on the Continuation Date:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE       ESTATEPLUS PERCENTAGE
-------------------------------------------------------------
 Years 0-4         25% of earnings      40% of Continuation
                                        Net Purchase Payments
-------------------------------------------------------------
 Years 5-9         40% of earnings      65% of Continuation
                                        Net Purchase
                                        Payments*
-------------------------------------------------------------
 Years 10+         50% of earnings      75% of Continuation
                                        Net Purchase
                                        Payments*
-------------------------------------------------------------

If the Continuing Spouse is between their 70th and 81st birthdays on the Continuation Date, the table below shows the available EstatePlus benefit:


-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE       ESTATEPLUS PERCENTAGE
-------------------------------------------------------------
 All Contract      25% of earnings      40% of Continuation
 Years                                  Net Purchase
                                        Payments*
-------------------------------------------------------------


* Purchase Payments received after the 5th year following the Continuation Date must remain in the contract for at least six months to be included as part of Continuation Net Purchase Payments for purpose of the Maximum EstatePlus calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the EstatePlus amount?

We determine the EstatePlus amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

          (1) equals the contract value on the Continuing Spouse's date of death;

          (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus amount is a percentage of the Continuation Net Purchase Payments.


WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME ON PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           APPENDIX D - PREMIUM TAXES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Premium taxes vary according to the state and are subject to change without notice. In many states, there is no tax at all. Listed below are the current premium tax rates in those states that assess a premium tax. For current information, you should consult your tax adviser.


                                                              QUALIFIED    NON-QUALIFIED
                           STATE                              CONTRACT       CONTRACT
========================================================================================
California                                                        .50%          2.35%
----------------------------------------------------------------------------------------
Maine                                                               0%             2%
----------------------------------------------------------------------------------------
Nevada                                                              0%           3.5%
----------------------------------------------------------------------------------------
South Dakota                                                        0%          1.25%*
----------------------------------------------------------------------------------------
West Virginia                                                       1%             1%
----------------------------------------------------------------------------------------
Wyoming                                                             0%             1%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------



        * On the first $500,000 of premiums, 0.80% on the amount in excess of $500,000.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   APPENDIX E - HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR
                                    FEATURE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This table assumes $100,000 initial investment in a Non-qualified contract with no withdrawals, additional Purchase Payments or premium taxes.

-----------------------------------------------------------------------------------------------------------------------
                                         Minimum annual income if you elect to receive income payments
      If at issue                                        on contract anniversary . . .
     you are . . .                 7                       10                      15                      20
-----------------------------------------------------------------------------------------------------------------------
   Male                          6,108                   6,672                   7,716                   8,832
   age 60*
-----------------------------------------------------------------------------------------------------------------------
   Female                        5,388                   5,880                   6,900                   8,112
   age 60*
-----------------------------------------------------------------------------------------------------------------------
   Joint**                       4,716                   5,028                   5,544                   5,928
   Male-60
   Female-60
-----------------------------------------------------------------------------------------------------------------------

 * Life annuity with 10 years guaranteed
** Joint and survivor life annuity with 20 years guaranteed

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the PolarisAmerica Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip

Date:  ------------------------------         Signed:  -------------------------

   Return to: Anchor National Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                                     PART II
                                     -------

               Information Not Required in Prospectus



Item 14.       Other Expenses of Issuance and Distribution.

     The following table sets forth the expenses in connection with the issuance and distribution of the securities being registered, other than underwriting discounts and commissions. All of the amounts shown are estimates, except the SEC registration fee.

               SEC registration fee ................................. $ 20,000
               Printing and engraving ...............................   50,000
               Legal fees and expenses ..............................   10,000
               Rating agency fees ...................................    7,500
               Miscellaneous ........................................   10,000
                                                                      --------
                   Total ............................................ $107,500
                                                                      ========

Item 15.       Indemnification of Directors and Officers.

     Section 10-851 of the Arizona Corporations and Associations law permits the indemnification of directors, officers, employees and agents of Arizona corporations. Article Eight of the Company's Restated Articles of Incorporation, as amended and restated (the "Articles") and Article Five of the Company's By-Laws ("By-Laws") authorize the indemnification of directors and officers to the full extent required or permitted by the Laws of the State of Arizona, now or hereafter in force, whether such persons are serving the Company, or, at its request, any other entity, which indemnification shall include the advance of expenses under the procedures and to the full extent permitted by law. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent. Reference is made to section 10-851 of the Arizona Corporations and Associations Law, Article Eight of the Articles, and Article Five of the By-Laws, which are incorporated herein by reference.


Item 16.       Exhibits and Financial Statement Schedules.


               Exhibit No.          Description
               -----------          -----------
               (1)    Form of Underwriting Agreement***
               (2)    Plan of Acquisition, Reorganization,
                      Arrangement, Liquidation or Succession**
               (3)    (a)   Articles of Incorporation*
                      (b)   By-Laws*
               (4)    (a)   Group Annuity Certificate***
                      (b)   (Principal Rewards) Group Annuity Certificate*****
                      (c)   Individual Annuity Contract***
                      (d)   (Principal Rewards) Individual Annuity Contract*****
                      (e)   Participant Enrollment Form*****
                      (f)   Annuity Application*****
               (5)          Opinion of Counsel re: Legality of Securities+
               (6)          Opinion re Discount on Capital Shares**
               (7)          Opinion re Liquidation Preference**
               (8)          Opinion re Tax Matters**
               (9)          Voting Trust Agreement**
               (10)         Material Contracts**
               (11)         Statement re Computation of Per Share
                            Earnings**
               (12)         Statement re Computation of Ratios**
               (14)         Material Foreign Patents**
               (15)         Letter re Unaudited Financial Information**
               (16)         Letter re Change in Certifying Accountant**
               (21)         Subsidiaries of Registrant******
               (23)         (a)    Consent of Independent Accountants*
                            (b)    Consent of Attorney***
               (24)         Powers of Attorney Filed Herewith
               (25)         Statement of Eligibility of Trustee**
               (26)         Invitation for Competitive Bids**
               (27)         Financial Data Schedule****
               (28)         Information Reports Furnished to State
                            Insurance Regulatory Authority**
               (29)         Other Exhibits**



                                    *       Filed herewith

                                    **      Not Applicable
                                    ***     Incorporated by Reference to
                                            Pre-Effective Amendment No. 1 to
                                            Registration Statement No. 333-18333
                                            on Form S-1 filed on April 18, 1997.
                                    ****    Incorporated by Reference to
                                            Post-Effective Amendment No. 5 to
                                            Registration Statement No. 333-18333
                                            on Form S-3 Filed February 2, 1999.
                                    *****   Incorporated by Reference to
                                            Post-Effective Amendment No. 7 to
                                            Registration Statement No. 333-18333
                                            on Form S-3 Filed April 1, 1999
                                    ******  Incorporated by Reference to
                                            Post-Effective Amendment No. 8 to
                                            Registration Statement No. 333-18333
                                            on Form S-3 Filed June 23, 1999.


                                         +  Incorporated by reference to Initial
                                            Registration Statement No. 533-70252
                                            on Form S-3 filed September 26,
                                            2001.

Item 17.       Undertakings.

                The undersigned registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (4) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and, where applicable, each filing of an employee benefit plan's annual report pursuant to
                Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California on this 12th day of April, 2002.


                             By: ANCHOR NATIONAL LIFE INSURANCE COMPANY



                             By:    /s/ JAY S. WINTROB
                                ---------------------------------------
                                    Jay S. Wintrob
                                    President


        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


        SIGNATURE                      TITLE                      DATE
        ---------                      -----                      ----

JAMES R. BELARDI*             Senior Vice President &         April 12, 2002
--------------------                 Director
James R. Belardi


MARC H. GAMSIN*                                               April 12, 2002
--------------------            President & Director
Marc H. Gamsin


N. SCOTT GILLIS*              Senior Vice President &         April 12, 2002
--------------------                Director
N. Scott Gillis           (Principal Financial Officer)


JANA W. GREER*                Senior Vice President &         April 12, 2002
--------------------                 Director
Jana W. Greer


MAURICE S. HEBERT*               Vice President &             April 12, 2002
-------------------                 Controller
Maurice S. Hebert          (Principal Accounting Officer)


JAY S. WINTROB*               Chief Executive Officer,        April 12, 2002
--------------------            President & Director
Jay S. Wintrob             (Principal Executive Officer)


* /s/ CHRISTINE A. NIXON          Attorney-in-Fact            April 12, 2002
------------------------
Christine A. Nixon


                                  EXHIBIT INDEX

Number                       Description
------                       -----------
 3(a)               Articles of Incorporation
 3(b)               By-Laws
23(a)               Consent of Independent Accountants